ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements and Supplemental Schedules

December 31, 2015 and 2014

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG LLP 4200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder

Allianz Life Insurance Company of New York:

We have audited the accompanying balance sheets of Allianz Life Insurance Company of New York (the Company) as of December 31, 2015 and 2014, and the related statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2015. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Allianz Life Insurance Company of New York as of December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in Schedules I, II, and III is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ KPMG LLP

Minneapolis, Minnesota

March 31, 2016

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative

(“KPMG International”), a Swiss entity.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Balance Sheets

December 31, 2015 and 2014

(In thousands, except share data)

Assets	2015	2014
Investments:
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of $660,954 and $613,722, respectively)	$674,562	655,141
Short-term securities	—	13,728
Policy loans	275	253
Derivatives	15,064	4,516
Equity securities, trading, (cost of $4,383 and $1,855, respectively)	4,368	1,858

Total investments	694,269	675,496
Cash and cash equivalents	37,172	27,639
Accrued investment income	14,557	8,130
Receivables (net of allowance for uncollectible accounts of $33 and $20, respectively)	13,202	7,039
Reinsurance recoverable	3,596	3,091
Deferred acquisition costs	134,374	118,319
Net deferred tax asset	33,660	13,375
Other assets	22,277	20,639

Assets, exclusive of separate accounts assets	953,107	873,728
Separate account assets	2,205,548	2,214,422

Total assets	$3,158,655	3,088,150

Financial Statements and Supplemental Schedules Page 2 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Balance Sheets

December 31, 2015 and 2014

(In thousands, except share data)

Liabilities and Stockholder’s Equity	2015	2014
Policyholder liabilities:
Account balances and future policy benefit reserves (includes $72,491 and $16,026 measured at fair value under the fair value option at December 31, 2015 and 2014)	$762,986	691,011
Policy and contract claims	4,157	2,787
Unearned premiums	1,571	1,518
Other policyholder funds	1,174	2,203

Total policyholder liabilities	769,888	697,519
Derivative liabilities	7,956	4,894
Other liabilities	26,775	9,908

Liabilities, exclusive of separate account liabilities	804,619	712,321
Separate account liabilities	2,205,548	2,214,422

Total liabilities	3,010,167	2,926,743

Stockholder’s equity:
Common stock, $10 par value. Authorized, issued, and outstanding 200,000 shares, at December 31, 2015 and 2014	2,000	2,000
Additional paid-in capital	72,500	72,500
Retained earnings	68,988	70,251
Accumulated other comprehensive income, net of tax	5,000	16,656

Total stockholder’s equity	148,488	161,407

Total liabilities and stockholder’s equity	$3,158,655	3,088,150

See accompanying notes to financial statements.

Financial Statements and Supplemental Schedules Page 3 of 68

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

Years ended December 31, 2015, 2014 and 2013

(In thousands)

	2015	2014	2013
Revenue:
Premiums	$4,461	4,559	4,703
Policy fees	65,756	58,599	47,579
Premiums and policy fees, ceded	(1,347)	(1,442)	(1,549)

Net premiums and policy fees	68,870	61,716	50,733
Interest and similar income, net	27,387	28,859	29,635
Change in fair value of assets and liabilities	11,373	66,806	(78,944)
Realized investment gains, net	583	77	829
Fee, commission, and other revenue	7,221	6,864	5,904

Total revenue	115,434	164,322	8,157

Benefits and expenses:
Policyholder benefits	11,601	7,993	9,668
Change in fair value of annuity and life embedded derivatives	60,876	112,364	(71,546)
Net interest credited to account values	16,290	24,635	25,342
Benefit recoveries	(1,256)	(1,099)	(1,567)

Net benefits	87,511	143,893	(38,103)
Commissions and other agent compensation	23,976	25,275	23,011
General and administrative expenses	17,816	14,514	12,508
Change in deferred acquisition costs, net	(8,165)	(15,064)	(6,163)

Total benefits and expenses	121,138	168,618	(8,747)

(Loss) income from operations before income taxes	(5,704)	(4,296)	16,904

Income tax (benefit) expense:
Current	9,567	4,774	2,495
Deferred	(14,008)	(7,907)	1,930

Total income tax (benefit) expense	(4,441)	(3,133)	4,425

Net (loss) income	$(1,263)	(1,163)	12,479

Supplemental disclosures:
Realized investment (losses), net:
Total other-than-temporary impairment losses on securities	$(184)	—	(241)
Portion of loss recognized in other comprehensive income	—	—	—

Net impairment losses recognized in realized investment gains, net	(184)	—	(241)
Other net realized gains	767	77	1,070

Realized investment gains, net	$583	77	829

See accompanying notes to financial statements.

Financial Statements and Supplemental Schedules Page 4 of 68

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Comprehensive Income (Loss)

Years ended December 31, 2015, 2014, and 2013

(In thousands)

	2015	2014	2013
Net (loss) income	$(1,263)	(1,163)	12,479
Other comprehensive (loss) income:
Net unrealized (loss) gain on investments, net of shadow adjustments and deferred taxes	(11,656)	6,309	(23,698)

Total other comprehensive (loss) income	(11,656)	6,309	(23,698)

Total comprehensive (loss) income	$(12,919)	5,146	(11,219)

See accompanying notes to financial statements.

Financial Statements and Supplemental Schedules Page 5 of 68

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Stockholder’s Equity

Years ended December 31, 2015, 2014, and 2013

(In thousands)

	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive income	Total stockholder’s equity
2013:
Balance, beginning of year	$2,000	72,500	58,935	34,045	167,480
Comprehensive income (loss):
Net income	—	—	12,479	—	12,479
Net unrealized loss on investments, net of shadow adjustments and deferred taxes	—	—	—	(23,698)	(23,698)

Total comprehensive loss					(11,219)

Balance, end of year	$2,000	72,500	71,414	10,347	156,261

2014:
Balance, beginning of year	$2,000	72,500	71,414	10,347	156,261
Comprehensive income (loss):
Net loss	—	—	(1,163)	—	(1,163)
Net unrealized gain on investments, net of shadow adjustments and deferred taxes	—	—	—	6,309	6,309

Total comprehensive income					5,146

Balance, end of year	$2,000	72,500	70,251	16,656	161,407

2015:
Balance, beginning of year	$2,000	72,500	70,251	16,656	161,407
Comprehensive income (loss):
Net loss	—	—	(1,263)	—	(1,263)
Net unrealized loss on investments, net of shadow adjustments and deferred taxes	—	—	—	(11,656)	(11,656)

Total comprehensive loss					(12,919)

Balance, end of year	$2,000	72,500	68,988	5,000	148,488

See accompanying notes to financial statements.

Financial Statements and Supplemental Schedules Page 6 of 68

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Cash Flows

Years ended December 31, 2015, 2014, and 2013

(In thousands)

	2015	2014	2013
Cash flows provided by (used in) operating activities:
Net (loss) income	$(1,263)	(1,163)	12,479
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Realized investment gains and change in fair value of equity securities, net	(564)	(77)	(829)
Change in annuity-related options, derivatives, and gross reserves	(12,437)	(71,181)	66,071
Purchase of trading securities	(36,109)	(4,780)	—
Sale of trading securities	33,580	2,927	—
Deferred federal income tax (benefit) expense	(14,008)	(7,907)	1,930
Charges to policy account balances	(604)	(173)	(247)
Interest credited to policy account balances	17,342	24,336	25,275
Amortization of discount, net	764	(409)	1,570
Change in:
Accrued investment income	(6,427)	665	(784)
Receivables and other assets	(5,751)	(4,777)	(1,186)
Reinsurance recoverable	(505)	(590)	(287)
Deferred acquisition costs	(8,165)	(15,064)	(6,163)
Future policy benefit reserves	70,637	121,202	(71,613)
Policy and contract claims	1,370	1,259	(1,156)
Unearned premiums	(9)	(17)	(57)
Other policyholder funds	(1,029)	402	347
Other liabilities	16,239	(357)	(13,836)
Payable to (receivable from) parent	—	794	(2,924)

Total adjustments	54,324	46,253	(3,889)

Net cash provided by operating activities	53,061	45,090	8,590

Cash flows (used in) provided by investing activities:
Purchase of available-for-sale fixed-maturity securities	(176,948)	(62,126)	(109,700)
Sale and other redemptions of fixed-maturity securities	113,930	57,669	123,684
Maturity of fixed-maturity securities	15,600	6,510	6,980
Net change in short-term securities	13,728	(13,728)	—
Options purchased, net	(341)	(174)	—
Other, net	(22)	10	(2)

Net cash (used in) provided by investing activities	(34,053)	(11,839)	20,962

Cash flows (used in) provided by financing activities:
Policyholders’ deposits to account balances	56,693	17,043	1,532
Policyholders’ withdrawals from account balances	(67,832)	(45,731)	(68,304)
Policyholders’ net transfers between account balances	1,031	182	(3,504)
Change in amounts drawn in excess of bank balances	633	184	(792)

Net cash used in financing activities	(9,475)	(28,322)	(71,068)

Net change in cash and cash equivalents	9,533	4,929	(41,516)
Cash and cash equivalents at beginning of year	27,639	22,710	64,226

Cash and cash equivalents at end of year	$37,172	27,639	22,710

See accompanying notes to financial statements.

Financial Statements and Supplemental Schedules Page 7 of 68

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(1)	Organization

Allianz Life Insurance Company of New York (the Company) is a wholly owned subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is a wholly owned subsidiary of Allianz of America, Inc. (AZOA). AZOA is a wholly owned subsidiary of Allianz Europe B.V., which is a wholly owned subsidiary of Allianz SE. Allianz SE is a European Company registered in Munich, Germany.

The Company is a life insurance company licensed to sell annuity, group and traditional life, individual long-term care and group accident and health policies in six states and the District of Columbia. Based on 2015 statutory net premium written, 99% of the Company’s business is annuity. Accident and health, and life insurance combined, amount to 1% of the Company’s business. The annuity business consists of variable and variable-indexed annuities representing 80% and 20% of 2015 statutory annuity net premium written, respectively. Accident and health business comprises primarily long-term care (LTC) insurance. The Company has discontinued selling fixed annuity, life and LTC products. The Company’s primary distribution channel is through broker-dealers.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities.

(b)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported amounts of assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used in the Financial Statements. Such changes in estimates are recorded in the period they are determined.

(c)	Investment Products and Universal Life Business

Investment products consist primarily of variable and fixed annuity products. Premium receipts are reported as deposits to the contractholders’ accounts. Policy fees on the Statements of Operations represent asset fees, cost of insurance charges, administrative fees, charges for guarantees on investment products, and surrender charges for investment products and universal life insurance. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Amounts assessed that represent compensation to the Company for services to be provided in future periods are not earned in the period assessed. Such amounts are reported as unearned premiums and recognized in operations over the period benefited using the same assumptions and factors used to amortize capitalized acquisition costs. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Derivatives embedded in fixed-indexed and variable products

Financial Statements and Supplemental Schedules Page 8 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

are recorded at fair value and changes in value are included in Change in fair value of annuity and life embedded derivatives on the Statements of Operations. Benefits consist of interest credited to contractholders’ accounts and claims incurred in excess of the contractholders’ account balance and are included in Net interest credited to account values and Policyholder benefits, respectively, on the Statements of Operations.

During 2014, the Company began offering a variable annuity product that combines a separate account option with a general account option that is similar to a fixed-indexed annuity. The Company has elected the fair value option to account for the entire insurance contract liability and the variable investment option assets backing the separate account. The insurance contracts’ reserves are reported in Account balances and future policy benefit reserves and the variable investment option assets backing the separate account are reported in Equity securities, trading on the Balance Sheets. Electing the fair value option for an insurance contract liability requires that the Company account for that liability as a financial instrument and also requires that acquisition costs be recognized immediately in expense.

(d)	Life and Accident and Health Insurance

Premiums on traditional life products are recognized as earned when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by establishing provisions for future policy benefits and deferral and amortization of related acquisition costs.

Accident and health premiums are recognized as earned on a pro rata basis over the risk coverage periods. Benefits and expenses are recognized as incurred.

(e)	Deferred Acquisition Costs

Acquisition costs consist of commissions and other incremental costs that are directly related to the successful acquisition of insurance contracts. Acquisition costs are deferred to the extent recoverable from future policy revenues and gross profits. However, acquisition costs associated with insurance contracts recorded under the fair value option are not deferred as guidance related to the fair value option requires that transaction costs are recorded immediately as an expense. For interest-sensitive products and variable annuity contracts issued in 2010 and after, acquisition costs are amortized in relation to the present value of expected future gross profits from investment and mortality, morbidity, and expense charges. For variable annuity contracts issued prior to 2010, acquisition costs are amortized in relation to the present value of estimated gross revenues from investment and mortality, morbidity, and expense charges. Acquisition costs for accident and health insurance policies are deferred and amortized over the lives of the policies in the same manner as premiums are earned. For traditional life and group life products, such costs are amortized over the projected earnings pattern of the related policies using the same actuarial assumptions used in computing future policy benefit reserves. Deferred acquisition costs (DAC) are reviewed for recoverability and loss recognition, at least annually, and adjusted when necessary. Recoverability and loss recognition are evaluated separately for fixed annuities, variable annuities, and life insurance products. The evaluation is a two-step process where current policy year issues are evaluated for recoverability, and

Financial Statements and Supplemental Schedules Page 9 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

then in-force policies are evaluated for loss recognition. Before assessing recoverability and loss recognition, DAC is capped, if necessary, such that the balance cannot exceed the original capitalized costs plus interest.

Adjustments to DAC are made to reflect the corresponding impact on the present value of expected future gross profits and revenue from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DAC). These adjustments are included in accumulated other comprehensive income and are explained further in the investments section of this note.

Changes in assumptions can have an impact on the amount of DAC reported for annuity and life insurance products and their related amortization patterns. In the event experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking). In general, increases in the estimated investment spreads and fees result in increased expected future profitability and may decrease the rate of DAC amortization, while increases in costs of product guarantees, and lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

The Company formally evaluates the appropriateness of the best-estimate assumptions on an annual basis. If the economic environment or policyholder behavior changes quickly and substantially, assumptions will be reviewed more frequently to affirm best estimates. Any resulting DAC unlocking is reflected prospectively as a Change in deferred acquisition costs, net on the Statements of Operations.

Adjustments may also be made to the estimated gross profits (EGP) or estimated gross revenues related to DAC that correspond with deferred annuities and universal life products for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities. Management action may include assumption changes in the DAC models, such as adjustments to expected future gross profits or revenues used, as well as in-force management action such as crediting rate changes or index rate cap adjustments. This approach applies to fixed-maturity securities purchased as investment-grade only and not noninvestment-grade items that were purchased with other yield considerations. See further discussion of DAC unlocking in note 8.

The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights, or coverage that occurs by the exchange of an in-force insurance contract for a new insurance contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

Financial Statements and Supplemental Schedules Page 10 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(f)	Deferred Sales Inducements

Sales inducements are product features that enhance the investment yield to the contractholder on the contract. The Company offers two types of sales inducements on certain universal life and annuity contracts. The first type, an immediate bonus, increases the account value at inception, and the second type, a persistency bonus, increases the account value at the end of a specified period.

Annuity sales inducements are deferred when credited to contractholders, and life sales inducements are deferred and recognized as part of the liability for policy benefits. Deferred sales inducements (DSI) is reported in Other assets on the Balance Sheets. They are amortized over the expected life of the contract in a manner similar to DAC and are reviewed annually for recoverability. DSI capitalization and amortization is recorded in Policyholder benefits on the Statements of Operations.

Adjustments to DSI are made to reflect the estimated corresponding impact on the present value of expected future gross profits and revenues from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DSI). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

Adjustments may also be made to DSI related to deferred annuities for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities. Management action may include assumption changes in the DSI models, such as adjustments to expected future gross profits used, as well as policyholder changes, such as credited rate changes. This approach applies to fixed-maturity securities purchased at investment-grade only and not noninvestment-grade items that were purchased with other yield considerations.

(g)	Account Balances and Future Policy Benefit Reserves

Policy and contract account balances for interest-sensitive products, which include universal life and fixed deferred annuities, are generally carried at accumulated contract values. For fixed-indexed annuity products, the policyholder obligation is divided into two parts: the first part representing the value of the underlying base contract (host contract); and the second part representing the fair value of the expected index benefit over the life of the contract. The host contract is valued using principles consistent with similar deferred annuity contracts without an index benefit. The index benefit is valued at fair value using current capital market assumptions, such as index and volatility, to estimate future index levels. The index benefit valuation is also dependent upon estimates of future policyholder behavior. The Company must include provisions for the Company’s own credit risk and for risk that the Company’s assumptions about policyholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities.

Policy and contract account balances for variable annuity products are carried at accumulated contract values. Future policy benefit reserves for any death and income benefits that may exceed the accumulated contract values are established using a range of economic scenarios and are accrued using assumptions consistent with those used in estimating gross profits or gross revenues for

Financial Statements and Supplemental Schedules Page 11 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

purposes of amortizing DAC. Future policy benefit reserves for accumulation and withdrawal benefits that may exceed account values are established using capital market assumptions, such as index and volatility, along with estimates of future policyholder behavior.

Future policy benefit reserves on traditional life products are computed by the net level-premium method based upon estimated future investment yield, mortality, and withdrawal assumptions, commensurate with the Company’s experience, modified as necessary to reflect anticipated trends, including possible unfavorable deviations. Most life reserve interest assumptions range from 2.3% to 6.0%.

An additional reserve has been established to provide for future expected losses that are anticipated to occur after a period of profits. The reserve accrual will be over the profit period and is based on best estimate assumptions as of the current accrual period without provisions for adverse deviation.

(h)	Policy and Contract Claims

Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or LTC benefits include interest and mortality discounting.

(i)	Reinsurance

The Company assumes and cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts and are included in Premiums and policy fees, ceded, and Benefit recoveries, respectively, on the Statements of Operations. Insurance liabilities are reported before the effects of reinsurance. Account balances and future policy benefit reserves, and policy and contract claims covered under reinsurance contracts are recorded as a Reinsurance recoverable on the Balance Sheets. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as Receivables on the Balance Sheets. Reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Amounts due to other insurers on assumed business are recorded as a reinsurance payable, and are included in Other liabilities on the Balance Sheets.

A gain recognized when the Company enters into a coinsurance agreement with a third-party reinsurer is deferred and recorded in Other liabilities on the Balance Sheets. Such gains are amortized into operations over the revenue-producing period or the claims run-off period, of the related reinsured policies. These amortized gains are recorded in Fee, commission and other revenue on the Statements of Operations.

Financial Statements and Supplemental Schedules Page 12 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(j)	Investments

Fixed-maturity Securities and Equity Securities

The Company has portfolios of fixed-maturity securities classified as “available-for-sale.” Accordingly, the securities are carried at fair value, and related unrealized gains and losses are credited or charged directly to accumulated other comprehensive income in stockholder’s equity, net of tax and related shadow adjustments. The adjustments to DAC and DSI represent the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The Company has a portfolio of equity securities classified as “trading”. These securities are carried at fair value, and their respective related unrealized gains and losses are reflected in Change in fair value of assets and liabilities, within the Statements of Operations.

Dividends are accrued on the date they are declared, and interest is accrued as earned. Premiums or discounts on fixed-maturity securities are amortized using the constant yield method. Realized gains and losses are computed based on the average cost basis of all lots owned of each security.

Mortgage-backed securities and structured securities are amortized using anticipated prepayments. Prepayment assumptions for loan-backed securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments using the retrospective method. Any resulting adjustment is included in Interest and similar income, net on the Statements of Operations.

Short-term securities are carried at amortized cost, which approximates fair value. Policy loan balances, which are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value.

The fair value of fixed-maturity securities and equity securities is obtained from third-party pricing sources whenever possible. Management completes its own Independent Price Verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the investment managers. The IPV process supports the reasonableness of price overrides and challenges by the investment managers and reviews pricing for appropriateness. Results of the IPV are reviewed by the Company’s Pricing Committee.

The Company reviews the available-for-sale investment portfolio to determine whether or not declines in fair value are other than temporary. The Company continues to evaluate factors in addition to average cost and fair value, including credit quality, the extent and duration of the decline, market analysis, current events, recent price declines, changes in risk-free interest rates, likelihood of recovery in a reasonable period of time, and management’s judgment, to determine whether fixed-income securities are considered other-than-temporarily impaired. When the fair value of a fixed-maturity security is less than its amortized cost, the Company assesses whether or not:

Financial Statements and Supplemental Schedules Page 13 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(i) it has the intent to sell the security or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. The Company evaluates these factors to determine whether the Company or any of its investment managers have an intent to sell a security or a group of securities. Additionally, the Company performs a cash flow projection for several years into the future to determine whether cash needs would require the sale of any securities in an unrealized loss position. If either of these conditions is met, the Company must recognize an other-than temporary impairment (OTTI) for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria, and the Company does not expect to recover a security’s amortized cost basis, the security is considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total impairment related to credit loss is considered an OTTI and is recognized in Realized investment gains, net on the Statements of Operations. The amount of the total impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSI, reserves, and deferred income taxes. For available-for-sale securities that have recognized an OTTI through earnings, if through subsequent evaluation there is a significant increase in the cash flow expected, the difference between the amortized cost basis and the discounted cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases not related to additional credit losses in the fair value of available-for-sale securities are included as a separate component in the Statements of Comprehensive Income (Loss).

The Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security, (b) changes in the financial condition, credit rating, and near-term prospects of the issuer, (c) whether the issuer is current on contractually obligated interest and principal payments, (d) changes in the financial condition of the security’s underlying collateral, if any, and (e) the payment structure of the security. The Company uses a probability-weighted cash flow model for corporate bonds to determine the credit loss amount. This measurement is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and significant judgments regarding the future performance of the security. The Company’s probability-weighted cash flow model involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, and current delinquency rates. For structured securities, the Company selects a probability-weighted or best estimate cash flow model depending on the specifics of the individual security and the information available to measure the expected cash flows of the underlying collateral. In the event that sufficient information is not available to measure the expected cash flows of a structured security in a timely manner due to a lack of available information on the valuation date, the entire decline in fair value is considered to be related to credit loss.

The Company provides a supplemental disclosure on its Statements of Operations that presents the total OTTI losses recognized during the period less the portion of OTTI losses recognized in other comprehensive income to equal the credit-related portion of OTTI that was recognized in earnings during the period. The portion of OTTI losses recognized in other comprehensive income includes the portion of OTTI losses related to factors other than credit recognized during the period, offset by

Financial Statements and Supplemental Schedules Page 14 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

reclassifications of OTTI losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented in the supplemental disclosure on the Statements of Operations represents the portion of OTTI losses recognized in other comprehensive income and excludes subsequent increases and decreases in the fair value of these securities.

Impairments in the value of securities held by the Company, considered to be other than temporary, are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized in the Statements of Operations. The Company adjusts DAC, and DSI for impairments on securities, as discussed in their respective sections of this note.

Options and Futures Contracts

The Company provides additional benefits through certain life and annuity products, which are linked to the fluctuation of various United States and international stock and bond market indices. In addition, certain variable annuity contracts provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts and exchange-traded futures contracts tied to an appropriate underlying index with similar characteristics with the objective to economically hedge these risks. The Company uses exchange-traded futures contracts with the objective to increase the effectiveness of the economic hedge. Management monitors in-force amounts and option and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If persistency assumptions were to deviate significantly from anticipated rates, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.

The OTC option contracts are reported at fair value as Derivatives on the Balance Sheets. The fair value of the OTCs is derived internally and deemed by management to be reasonable via performing an IPV process. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. Futures contracts do not require an initial cash outlay, and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded on the Balance Sheets. Gains and/or losses on futures contracts are included in Change in fair value of assets and liabilities on the Statements of Operations.

Interest Rate Swaps

The Company utilizes interest rate swaps (IRS) to hedge cash flows and market risks embedded in certain annuities. The IRS are reported at fair value in Derivatives on the Balance Sheets. The fair value of the IRS is derived using a third-party vendor software program and deemed by management to be reasonable. Changes in unrealized gains and losses on the swaps are recorded in Change in fair value of assets and liabilities on the Statements of Operations.

Financial Statements and Supplemental Schedules Page 15 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(k)	Receivables

Receivable balances (contractual amount less allowance for doubtful accounts) are based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Receivable balances are monitored and allowances for doubtful accounts are maintained based on the nature of the receivable, and the Company’s assessment of the ability to collect. The allowance is estimated by aging the balances due from individual parties and generally setting up an allowance for any balances that are more than 90 days old.

(l)	Income Taxes

The Company and the Company’s parent, Allianz Life, file a consolidated federal income tax return with AZOA and many of its wholly owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code and its related regulations, and that reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company generally will be paid for the tax benefit on its losses and any other tax attributes to the extent it could have obtained a benefit against the Company’s post-1990 separate return tax liability.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the Balance Sheets. Any such change could significantly affect the amounts reported on the Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service or the tax courts.

The Company utilizes the asset and liability method of accounting for income tax. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized or that the related temporary differences, such as OTTI, will not reverse over time (see further discussion in note 13).

Financial Statements and Supplemental Schedules Page 16 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(m)	Separate Accounts and Annuity Product Guarantees

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable-indexed annuity contracts to its customers. These products have investment options similar to fixed-indexed annuities, but allow contractholders to invest in a variety of variable separate account investment options. The Company recognizes gains or losses on transfers from the general account to the separate accounts at fair value to the extent of contractholder interests in separate accounts, which are offset by changes in contractholder liabilities. The Company also issues variable annuity contracts through its separate accounts, where the Company provides certain contractual guarantees to the contractholder. These guarantees are in the form of a guaranteed minimum death benefit (GMDB), a guaranteed minimum income benefit (GMIB), a guaranteed minimum accumulation benefit (GMAB), and a guaranteed minimum withdrawal benefit (GMWB). These guarantees provide for benefits that are payable to the contractholder in the event of death, annuitization, or at specified dates during the accumulation period.

Separate account assets supporting variable annuity contracts represent funds for which investment income and investment gains and losses accrue directly to contractholders. Each fund has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any of the other business of the Company. Separate account assets and liabilities are reported as summary totals on the Balance Sheets. Amounts charged to the contractholders for mortality and contract maintenance are included in Policy fees on the Statements of Operations. These fees have been earned and assessed against contractholders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Changes in GMDB and GMIB are calculated in accordance with the Financial Services – Insurance Topic of the Codification, and are included in Policyholder benefits on the Statements of Operations. GMAB and GMWB are considered to be embedded derivatives under the Derivatives and Hedging Topic of the Codification, and the changes in these embedded derivatives are included in Change in fair value of annuity and life embedded derivatives on the Statements of Operations.

The GMDB net amount at risk is defined as the guaranteed amount that would be paid upon death, less the current accumulated contractholder account value. The GMIB net amount at risk is defined as the current amount that would be needed to fund expected future guaranteed payments less the current contractholder account value, assuming that all benefit selections occur as of the valuation date. The GMAB net amount at risk is defined as the current amount that would be added to the contracts less the current contractholder account value. The GMWB net amount at risk is defined as the current accumulated benefit base amount less the current contractholder account value.

Financial Statements and Supplemental Schedules Page 17 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

The GMDB provides a specified minimum return upon death. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract. The Company’s GMDB options have the following features:

•	Return of Premium: Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments

•	Reset: Provides the greater of a return of premium death benefit or the most recent five-year anniversary account value (prior to age 81), adjusted for withdrawals

•

Ratchet: Provides the greater of a return of premium death benefit or the highest specified anniversary account value (prior to age 81), adjusted for withdrawals. There are three versions of ratchet, with the difference based on the definition of anniversary: quarter, evaluated quarterly; annual, evaluated annually; and six-year, evaluated every sixth year.

The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMIB features are:

•	Return of Premium: Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments

•

Rollup: Provides an annuitization value equal to the greater of account value and premiums, adjusted for withdrawals accumulated with a compound interest rate, which is subject to a cap for certain interest rates and products

The GMDB and GMIB liabilities are determined each period by estimating the expected future claims in excess of the associated account balances. The Company regularly evaluates estimates and adjusts the additional liability balance, with a related charge or credit to Policyholder benefits on the Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions were used to determine the GMDB and GMIB liabilities as of December 31, 2015 and 2014:

•	100 stochastically generated investment performance scenarios

•	Mean investment performance assumption was 6.5% for 2015 and 2014

•	Volatility assumption was 13.4% for 2015 and 2014

•	Mortality assumption of 87% of the Annuity 2000 Mortality Table for all variable annuity products in 2015 and 90% of the Annuity 2000 Mortality Table for all variable annuity products in 2014.

•	Lapse rates vary by contract type and duration. Spike rates could approach 40%, with an ultimate rate around 15%.

Financial Statements and Supplemental Schedules Page 18 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

•	Discount rates vary by contract type and are equal to an assumed long-term investment return (6.5%), less the applicable mortality and expense rate.

•	GMIB contracts contain a dynamic lapse assumption. For example, if the contract is projected to have a large additional benefit, then it becomes less likely to lapse.

The GMAB is a living benefit that provides the contractholder with a guaranteed value that was established at least five years prior at each contract anniversary. This benefit is first available at the fifth contract anniversary, seventh contract anniversary, or tenth contract anniversary depending on the type of contract. Depending on the contractholder’s selection at issue, this value either may be a return of premium or may reflect market gains, adjusted at least proportionately for withdrawals. The contractholder also has the option to reset this benefit.

The GMWB is a living benefit that provides the contractholder with a guaranteed amount of income in the form of partial withdrawals. The benefit is payable provided the covered person is between the specified ages in the contract. The benefit is a fixed rate (depending on the age of the covered person) multiplied by the benefit base in the first year the benefit is taken and contract value in following years. The benefit does not decrease if the contract value decreases due to market losses. The benefit can decrease if the contract value is reduced by withdrawals. The benefit base used to calculate the initial benefit is the maximum of the contract value, the quarterly anniversary value, or the guaranteed annual increase of purchase payments (capped at twice the total purchase payments). Additionally, there is a GMWB living benefit where the benefit is an initial payment percentage established at issue, based on issue age. For each year there is a year-over-year contract value increase, the payment percentage will increase by 1.0% (up to age 91). This payment percentage is applied against total purchase payments instead of a benefit base value.

The GMAB and GMWB liabilities are determined each period as the difference between expected future claims and the expected future profits. One result of this calculation is that these liabilities can be negative (contra-liability). If the sum of the total embedded derivative balance is negative, the Company will reclassify the balance as an asset on the Balance Sheets. This methodology will also be applied to the fixed-indexed benefit. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to Change in fair value of annuity and life embedded derivatives on the Statements of Operations, if experience or other evidence suggests that earlier assumptions should be revised. Products featuring these benefits were first issued in 2007. In the calendar year that a product launches, the reserves are set to zero, until the policy’s first anniversary date.

The following assumptions were used to determine the GMAB and GMWB liabilities as of December 31, 2015 and 2014:

•	1000 stochastically generated investment performance scenarios.

Financial Statements and Supplemental Schedules Page 19 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

•	Market volatility assumption varies by fund type and grades from a current volatility number to a long-term assumption over four years as shown below:

	2015
Fund index type	Current volatility	Long-term forward volatility
Large cap	17.6%	18.1%
Bond	3.4	3.9
International	17.9	23.1
Small cap	20.8	21.3

	2014
Large cap	16.6%	18.2%
Bond	3.4	3.9
International	16.3	23.7
Small cap	21.3	21.2

•	Mortality assumption of and 87% of the Annuity 2000 Mortality Table for all variable annuity products in 2015 and 90% of the Annuity 2000 Mortality Table for all variable annuity products in 2014.

•	Lapse rates vary by contract type and duration. Spike rates could approach 40%, with an ultimate rate around 15%.

GMAB cash flows are discounted using a rate equal to the current month’s London Interbank Offered Rate (LIBOR) plus a Company specific spread for the years ended December 31, 2015 and 2014. Beginning in December of 2014, the expected life-contingent GMWB payments are discounted using a blend of short and long term rates to the date the account value is expected to be exhausted. These obligations and all cash flows are then discounted to the current date using LIBOR plus a spread for the Company’s own nonperformance risk. Previously, GMWB cash flows were discounted using a rate equal to the current month’s LIBOR plus a Company specific spread

The Company has in-force fixed-indexed annuities with a GMWB as an optional rider. The GMWB has a roll-up feature. The net amount at risk is partially limited because the contractholder account value has an annual credit that is floored at zero. Since the account value cannot decrease, in contrast to a variable annuity, the difference between the withdrawal value and the account value will not diverge to the degree that is possible in a variable annuity.

(n)	Permitted and Prescribed Statutory Accounting Practices

The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis prescribed or permitted by such authorities. Prescribed statutory

Financial Statements and Supplemental Schedules Page 20 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company did not have any permitted or prescribed practices in effect in 2015.

(o)	Recently Issued Accounting Pronouncements – Adopted

In August 2014, the Financial Accounting Standards Board (FASB) issued amendments to guidance about troubled debt restructurings by creditors. The amendments require that a mortgage loan be derecognized and that a separate other receivable be recognized upon foreclosure if the following conditions are met: 1) the loan has a government guarantee that is not separable from the loan before foreclosure, 2) at the time of foreclosure, the creditor has the intent to convey the real estate property to the guarantor and make a claim on the guarantee, and the creditor has the ability to recover under that claim, and 3) at the time of foreclosure, any amount of the claim that is determined on the basis of the fair value of the real estate is fixed. The revisions are effective for fiscal years beginning after December 15, 2014. This guidance does not have an impact on the Financial Statements as the Company does not currently have holdings that would be impacted by this guidance.

(p)	Recently Issued Accounting Pronouncements – To Be Adopted

In November 2015, the FASB released ASU 2015-17, Income Taxes, to simplify the presentation of deferred income taxes by requiring that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. This amendment will better align the accounting of deferred income tax assets and liabilities with IFRS guidance and is effective for financial statements issued for annual periods beginning after December 15, 2016. This guidance does not have an impact on the Financial Statements as the Company does not currently have a classified balance sheet.

In May 2015, the FASB released ASU 2015-09, Disclosures about Short-Duration Contracts, to add disclosure requirements for the liability for unpaid claims and claim adjustment expenses on short-duration insurance contracts. The guidance is effective for fiscal years beginning after December 15, 2015. The Company is assessing the impact of this guidance on the Financial Statements.

In May 2015, the FASB issued an amendment to the existing Topic 820, Fair Value Measurement (Update), permits a practical expedient to measure the fair value of certain investments using the net asset value per share of the investment. The investments valued using the practical expedient are categorized within the hierarchy on the basis of whether the investment is redeemable with the investee at net asset value on the measurement date, never redeemable with the investee at net asset value, or redeemable with the investee at net asset value at a future date. The amendments in this Update remove the requirement to categorize investments for which fair values are measured using the net asset value per share practical expedient. The amendments are effective for fiscal years beginning after December 15, 2015 and interim periods within those years. The Company is assessing the impacts of the amendments on the Statements.

Financial Statements and Supplemental Schedules Page 21 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

In February 2015, the FASB issued ASC 2015-02 to reduce the number of consolidation models and place more emphasis on risk of loss when determining a controlling financial interest. Specifically, the amendments:

1. Modify the evaluation of whether limited partnerships and similar legal entities are variable interest entities (VIEs) or voting interest entities

2. Eliminate the presumption that a general partner should consolidate a limited partnership

3. Affect the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships

4. Provide a scope exception from consolidation guidance for reporting entities with interests in legal entities that are required to comply with or operate in accordance with requirements that are similar to those in Rule 2a-7 of the Investment Company Act of 1940 for registered money market funds. The guidance is effective for public entities for fiscal years beginning after December 15, 2015.

The Company is in the process of assessing the impact of these amendments.

In January 2015, the FASB issued ASU 2015-01, Extraordinary and Unusual Items, to simplify financial statements by eliminating the concept of extraordinary items. The amendments are effective for interim and fiscal years beginning after December 15, 2015. The Company does not currently report any extraordinary items; therefore, the amendment will not impact the Statements.

In August 2014, the FASB issued an amendment to provide guidance about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and to provide related footnote disclosures. The amendments are intended to reduce diversity in the timing and content of footnote disclosures. Additional disclosures are required. The revisions are effective for annual periods ending after December 15, 2016, and for annual and interim periods, thereafter. The guidance is not expected to have an impact on the Financial Statements.

In August 2014, the FASB revised guidance related to consolidations of variable interest entities (VIEs) that are a collateralized financing entity, such as a collateralized debt obligation (CDO) or a collateralized loan obligation (CLO) entity, when the reporting entity determines that it is the primary beneficiary. This revision will apply to reporting entities that are required to consolidate a collateralized financing entity under the variable interest entity guidance when 1) the reporting entity measures the financial assets and liabilities of that collateralized financing entity at fair value based on other Topics and 2) the changes in the fair value are reflected in earnings. The revisions are effective for fiscal years beginning after December 15, 2015. Early adoption is permitted. The guidance is not expected to have an impact on the Financial Statements.

In May 2014, the FASB issued a new standard for recognizing revenue from contracts when goods and services are transferred to a customer in exchange for payment. The model requires 1)

Financial Statements and Supplemental Schedules Page 22 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

identifying contracts with a customer, 2) identifying separate performance obligations, 3) determining the transaction price, 4) allocating the transaction price to the separate performance obligations and 5) recognizing revenue when (or as) the entity satisfies a performance obligation. The revenue recognition standard does not apply to financial instruments or to insurance contracts. However, the standard will require significantly more disclosures about items that are recorded under the new revenue recognition model. An entity may apply the new guidance using one of the following two methods: (1) retrospectively to each prior period presented, or (2) retrospectively with the cumulative effect of initially applying the standard recognized at the date of initial application. In July 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which defers the effective date of ASU 2014-09 to the annual reporting period beginning January 1, 2018. Early adoption for periods beginning on or after December 15, 2016, is permitted. The Company is currently evaluating the impact of this guidance on the Financial Statements.

(q)	Accounting Changes and Correction of Error

A portfolio of equity securities related to investments backing variable annuity reserves is classified as trading on the Balance Sheets. For the year ended December 31, 2014, the presentation of purchases totaling ($4,780) and sales totaling $2,927 of these equity securities has been corrected from Net cash (used in) provided by investing activities to Net cash provided by operating activities on the Statements of Cash Flows as a result of a correction of an error.

On April 1, 2014, the Company applied a prospective change to its method of calculating DAC amortization for variable annuity policies issued prior to 2010. This was a change in estimate that is inseparable from the effect of a related change in accounting principle. For these annuities, acquisition costs are now amortized in relation to the present value of estimated gross revenues, whereas previously the amortization was based on estimated future gross profits. The implementation of the new DAC amortization will better reflect the revenue pattern of the pre-2010 variable block of business, which is currently in run-off. The implementation of this change resulted in a decrease in income from operations before income taxes of $8,820 for the year ended December 31, 2014.

On December 1, 2014, the Company applied a prospective change to its method of calculating DAC amortization for variable annuity policies issued after 2010. The change in estimate will minimize accounting mismatches on interest and claim projections within the EGP calculation. The implementation of this change resulted in a decrease in income from operations before income taxes of approximately $669 for the year ended December 31, 2014.

(r)	Reclassification

Certain prior year balances have been reclassified to conform to the current year presentation. The reclassifications did not change total assets, stockholders equity or net income as previously reported.

Financial Statements and Supplemental Schedules Page 23 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(3)	Risk Disclosures

The following is a description of the significant risks facing the Company and how the Company attempts to mitigate those risks:

(a)	Credit Risk

Credit risk is the risk that issuers of fixed rate and variable rate income securities, mortgages on commercial real estate, or other parties with whom the Company has transactions, such as reinsurance and derivative counterparties, default on their contractual obligations, resulting in unexpected credit losses.

The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by management’s risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management.

For derivative counterparties, the Company mitigates credit risk by tracking and limiting exposure to each counterparty through limits that are reported regularly and, once breached, restricts further trades; establishing relationships with counterparties rated BBB+ and higher; and monitoring the credit default swap (CDS) of each counterparty as an early warning signal to cease trading when CDS spreads imply severe impairment in credit quality.

The Company executes Credit Support Annexes (CSA) with all active and new counterparties which further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any counterparty exposure.

(b)	Credit Concentration Risk

Credit concentration risk is the risk of increased exposure to significant asset defaults (of a single security issuer or class of security issuers); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit. Concentration risk exposure is monitored regularly.

The Company’s Finance Committee, responsible for asset/liability management (ALM) issues, recommends an investment policy to the Company’s Board of Directors (BOD). The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and subsequently the BOD review the investment policy at least annually.

Financial Statements and Supplemental Schedules Page 24 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

To further mitigate this risk, internal concentration limits based on credit rating and sector are established and are monitored regularly by Allianz Life on a consolidated basis. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with the State of New York basket clause.

(c)	Liquidity Risk

Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in a realized loss or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Liquidity risk also includes the risk that in the event of a company liquidity crisis refinancing is only possible at higher interest rates.

Liquidity risk can be affected by the maturity of liabilities, the presence of withdrawal penalties, the breadth of funding sources, and terms of funding sources. It can also be affected by counterparty collateral triggers as well as whether anticipated liquidity sources such as credit agreements are cancelable.

The Company manages liquidity within four specific domains: (1) monitoring product development, product management, business operations, and the investment portfolio; (2) setting ALM strategies; (3) managing the cash requirements stemming from the Company’s derivative dynamic hedging activities; and (4) establishing a liquidity facility with the Allianz Life to provide additional liquidity. The Company has established liquidity risk limits, which are approved by the Company’s Risk Committee, and the Company monitors its liquidity risk regularly.

(d)	Interest Rate Risk

Interest rate risk is the risk that movements in interest rates or interest rate volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins.

The Company has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. The Company further limits interest rate risk on variable annuity guarantees through interest rate hedges.

(e)	Equity Market Risk

Equity market risk is the risk that movements in the equity prices or equity volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities.

The policy value of the fixed-indexed annuity products is linked to equity market indices. The Company economically hedges this exposure with derivatives.

Financial Statements and Supplemental Schedules Page 25 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

Variable annuity products may provide a minimum guaranteed level of benefits irrespective of market movements. The Company has adopted an economic hedging program to manage the equity risk of these products.

Allianz Life monitors the economic and accounting impacts of equity stress scenarios on assets and liabilities on a consolidated basis regularly and on a Company specific basis periodically.

Basis risk is the risk that the variable annuity hedge asset value changes unexpectedly relative to the value of the underlying separate account funds of the variable annuity contracts. Basis risk may arise from the Company’s inability to directly hedge the underlying investment options of the variable annuity contracts. The Company mitigates this risk through regular review and synchronization of fund mappings, product design features, and hedge design.

(f)	Operational Risk

Operational risk is the risk of loss resulting from inadequate or failed internal processes and systems, fraud or errors, external events, or legal/regulatory risk. Operational risk is comprised of the following seven risk categories: (1) internal fraud; (2) external fraud; (3) employment practices and workplace safety; (4) clients / third party products and business practices; (5) damage to physical assets; (6) business disruption and system failure; and (7) execution, delivery and process management. Operational risk is comprehensively managed through a combination of core qualitative and quantitative activities. The Operational Risk Management framework includes the following key activities: (1) loss data capture identifies historical operational events that meet a designated threshold to ensure transparency and remediation of each event; (2) risk and control self-assessments are performed to proactively manage significant operational risk scenarios throughout the organization; and (3) scenario analyses are conducted to quantify operational risk capital.

(g)	Legal/Regulatory Risk

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which the Company operates may result in reduced demand for its products or additional expenses not assumed in product pricing. Additionally, the Company is exposed to risk related to how the Company conducts itself in the market and the suitability of its product sales to contractholders.

The Company mitigates this risk by monitoring all market-related exposure, participating in national and international discussions relating to legal, regulatory, and accounting changes that may impact the business. A formal process exists to assess the Company’s risk exposure to changes in regulation. In addition, the Company has implemented suitability standards to mitigate suitability risk.

In April 2015, the U.S. Department of Labor (DOL) proposed new regulations that, if enacted, will significantly expand the definition of “investment advice” and increase the circumstances in which companies and broker-dealers, insurance agencies and other financial institutions that sell the Company’s products could be deemed a fiduciary when providing investment advice with respect to plans under the Employee Retirement Income Security Act of 1974 (ERISA) or individual retirement accounts (IRAs). The DOL also proposed amendments to longstanding exemptions from the prohibited transaction provisions under ERISA that would increase fiduciary requirements in

Financial Statements and Supplemental Schedules Page 26 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

connection with transactions involving ERISA plans, plan participants and IRAs, and that would apply more onerous disclosure and contract requirements to such transactions. If these proposals are adopted, the Company may find it necessary to change sales representative and/or broker compensation, limit the assistance or advice provided to annuity contractholders, or otherwise change the manner in which the Company designs and supports sales of annuities.

(h)	Ratings Risk

Ratings risk is the risk that rating agencies change their outlook or rating of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that the Company is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Stress tests are performed regularly to assess how rating agency capital adequacy models would be impacted by severe economic events.

(i)	Mortality Risk

Mortality risk is the risk that life expectancy assumptions used by the Company to price its products are too high (i.e., insureds live shorter than expected lives). Conversely, longevity risk is the risk that life expectancy assumptions used by the Company to price its products are too low (i.e., insureds live longer than expected lives). The Company mitigates mortality risk primarily through reinsurance, whereby the Company cedes a significant portion of its new and existing mortality to third parties. The Company manages mortality risk through the underwriting process. The Company also manages both mortality and longevity risks by reviewing its mortality assumptions at least annually, and reviewing mortality experience periodically.

(j)	Lapse Risk

Lapse risk is the risk that actual lapse experience evolves differently than the assumptions used for pricing and valuation exercises leading to a significant loss in Company value and/or income.

The Company mitigates this risk by performing sensitivity analysis at the time of pricing to affect policy design, regular ALM analysis and regular monitoring of policyholder experience. The Company quantifies lapse risk periodically.

Financial Statements and Supplemental Schedules Page 27 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(k)	Cyber Security Risk

Cyber Security Risk is the risk of denial of service and/or losses due to external and internal attacks leading to numerous impacts on systems, data, and key stakeholders (e.g. policyholders, producers, and employees.) The Company has implemented preventative measures for its internet breakout including Advanced Malware Detection, spyware, anti-virus software, phishing filters, email and laptop encryption, web content filtering, and regular scanning of all servers and network devices to identify vulnerabilities. Controls are implemented to prevent and review unauthorized access.

(l)	Reinsurance Risk

Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.

The Company mitigates this risk by requiring certain counterparties to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. If the thresholds are not met, the counterparties are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities and that their terms are being met. Also, the Company regularly reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies.

Financial Statements and Supplemental Schedules Page 28 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(4)	Investments

(a)	Fixed-maturity Securities

At December 31, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of available-for-sale securities are as shown in the following tables:

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value	OTTI in accumulated other comprehensive income
2015:
Fixed-maturity securities:
U.S. government	$72,035	1,188	—	73,223	—
States and political subdivisions	11,112	214	282	11,044	—
Foreign government	505	5	—	510	—
Public utilities	36,467	2,989	789	38,667	—
Corporate securities	406,982	18,230	9,697	415,515	—
Mortgage-backed securities	133,853	2,909	1,159	135,603	—

Total	$660,954	25,535	11,927	674,562	—

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value	OTTI in accumulated other comprehensive income
2014:
Fixed-maturity securities:
U.S. government	$93,692	1,446	61	95,077	—
States and political subdivisions	11,679	305	42	11,942	—
Foreign government	2,517	30	—	2,547	—
Public utilities	36,746	4,625	43	41,328	—
Corporate securities	328,406	30,664	1,740	357,330	—
Mortgage-backed securities	140,682	6,416	181	146,917	—

Total	$613,722	43,486	2,067	655,141	—

Financial Statements and Supplemental Schedules Page 29 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

The net unrealized gains on available-for-sale securities consist of the following at December 31:

	2015	2014	2013
Available-for-sale:
Fixed-maturity securities	$13,608	41,419	30,576
Adjustments for:
Shadow adjustments	(5,916)	(15,794)	(14,657)
Deferred taxes	(2,692)	(8,969)	(5,572)

Net unrealized gains	$5,000	16,656	10,347

The amortized cost and fair value of available-for-sale fixed-maturity securities at December 31, 2015, by contractual maturity, are shown below:

	Amortized cost	Fair value
Available-for-sale fixed-maturity securities:
Due in one year or less	$26,179	26,635
Due after one year through five years	186,049	194,706
Due after five years through ten years	198,798	201,432
Due after ten years	116,075	116,186
Mortgage-backed securities and collateralized mortgage obligations	133,853	135,603

Total available-for-sale fixed-maturity securities	$660,954	674,562

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. The amortized cost of fixed-maturity securities with rights to call or prepay without penalty is $160,743 as of December 31, 2015.

Proceeds from sales of available-for-sale investments for the years ended December 31 are presented in the following table:

	2015	2014	2013
Available-for-sale:
Fixed-maturity securities:
Proceeds from sales	$54,740	22,808	77,960

Financial Statements and Supplemental Schedules Page 30 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

As of December 31, 2015 and 2014, investments with a fair value of $1,713 and $1,731, respectively, were pledged to the New York Superintendent of Insurance, as required by statutory regulation.

The Company’s available-for-sale securities portfolio includes mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.

(b)	Unrealized Investment Losses

Unrealized losses on available-for-sale securities and the related fair value as of December 31 are shown below:

	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
2015:
Fixed-maturity securities:
States and political subdivisions	$4,206	282	—	—	4,206	282
Public utilities	9,944	621	372	168	10,316	789
Corporate securities	108,083	5,291	12,335	4,406	120,418	9,697
Mortgage-backed securities	52,731	1,036	2,985	123	55,716	1,159

Total temporarily impaired available-for-sale securities	$174,964	7,230	15,692	4,697	190,656	11,927

Financial Statements and Supplemental Schedules Page 31 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses

2014:
Fixed-maturity securities:
U.S. government	$6,476	20	2,075	41	8,551	61
States and political subdivisions	—	—	7,461	42	7,461	42
Public utilities	—	—	500	43	500	43
Corporate securities	14,095	850	22,358	890	36,453	1,740
Mortgage-backed securities	4,495	19	6,970	162	11,465	181

Total temporarily impaired available-for-sale securities	$25,066	889	39,364	1,178	64,430	2,067

As of December 31, 2015 and 2014, there were 104 and 32 available-for-sale fixed-maturity securities that were in an unrealized loss position, respectively.

As of December 31, 2015 and 2014, of the total amount of unrealized losses, $11,586 or 97.1% and $1,983 or 95.9%, respectively, are related to unrealized losses on investment-grade securities. Investment grade is defined as a security having a credit rating of Aaa, Aa, A, or Baa from Moody’s or a rating of AAA, AA, A, or BBB from S&P, or a NAIC rating of 1 or 2 if a Moody’s or S&P rating is not available. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received. As mentioned in note 2, the Company reviews these securities regularly to determine whether or not declines in fair value are other-than-temporary. Further, as the Company neither has an intention to sell nor does it expect to be required to sell the securities outlined above, the Company did not consider these investments to be other-than-temporarily impaired.

Financial Statements and Supplemental Schedules Page 32 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(c)	OTTI Losses

The following table presents a rollforward of the Company’s cumulative credit impairments on fixed-maturity securities held at December 31:

	2015	2014
Balance as of January 1	$—	241
Additions for credit impairments recognized on:
Securities not previously impaired	—	—
Securities that the Company intends to sell or more likely than not be required to sell before recovery (interest)	184	—
Reductions for credit impairments previously on:
Securities that matured or were sold during the period	(184)	(241)

Balance as of December 31	$—	—

(d)	Realized Investment Gains

Gross and net realized investment gains for the respective years ended December 31 are summarized as follows:

	2015	2014	2013
Fixed-maturity securities:
Gross gains on sales	$895	277	2,324
Gross losses on sales	(133)	(206)	(1,286)
OTTI	(184)	—	(241)
Other	5	6	32

Net realized investment gains	$583	77	829

Financial Statements and Supplemental Schedules Page 33 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(e)	Interest and Similar Income

Major categories of interest and similar income, net for the respective years ended December 31 are shown below:

	2015	2014	2013
Interest and similar income:
Fixed-maturity securities	$27,699	29,131	29,904
Short-term securities	24	7	13
Policy loans	18	17	21
Other	24	24	4

Total	27,765	29,179	29,942
Less:
Investment expenses	378	320	307

Total interest and similar income, net	$27,387	28,859	29,635

(f)	Variable Interest Entities

In the normal course of business, the Company enters into relationships with various entities that are deemed to be VIE. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses, and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company invests in structured securities that include VIEs. These structured securities typically invest in fixed-income investments managed by third parties and include mortgage-backed securities and collateralized mortgage obligations.

The Company has carefully analyzed the VIEs to determine whether the Company is the primary beneficiary, taking into consideration whether the Company or the Company together with its affiliates has the power to direct the activities of the VIE that most affect its economic performance and whether the Company has the right to benefits from the VIE. Based on that analysis, the Company has concluded that it is not the primary beneficiary and, as such, did not consolidate any VIEs in the Financial Statements. The structured securities are classified as Fixed-maturity securities, available-for-sale, at fair value on the Balance Sheets.

The Company’s maximum exposure to loss from these entities is limited to their carrying value. The Company has not provided, and has no obligation to provide, material, financial, or other support

Financial Statements and Supplemental Schedules Page 34 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

that was not previously contractually required to these entities. The Company had no liabilities recorded as of December 31, 2015 or 2014, related to these entities.

(5)	Derivative and Hedging Instruments

The Company uses derivatives as a risk management strategy to economically hedge its exposure to various market risks associated with both its products and operations. Derivative assets and liabilities are recorded at fair value in the Financial Statements using valuation techniques further discussed in note 6. None of the derivative investments held by the Company qualify as hedging instruments for accounting purposes.

(a)	Interest Rate Swaps

The Company utilizes OTC and exchange traded IRS to economically hedge certain variable and fixed-index annuity guarantee benefits. The Company can receive the fixed or variable rate. The IRS are traded in varying maturities. The Company only enters into OTC IRS contracts with counterparties rated BBB+ or better.

IRS traded after May 2013, are centrally cleared through an exchange. For IRS traded prior to June 2013, the IRS exposure was netted with other OTC derivatives upon settlement and were subject to the rules of the International Swaps and Derivatives Association, Inc. agreements. The fair values of the collateral posted for OTC and exchange traded derivatives are discussed in the derivative collateral management section below.

(b)	Option Contracts

The Company utilizes OTC options with the objective to economically hedge certain variable annuity guaranteed benefits. These options are not used for speculative or income generating purposes. These options are cleared through the Options Clearing Corporation (OCC), which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission (CFTC). The credit rating on the OCC is currently AA+ from S&P. The fair values of the collateral posted for OTC and exchange traded derivatives are discussed in the derivative collateral management section below.

(c)	Futures

The Company utilizes exchange traded futures to economically hedge fixed-indexed annuity and variable annuity guarantees. The futures contracts do not require an initial investment except for the initial margin described below and the Company is required to settle cash daily based on movements of the representative index. Therefore, no asset or liability is recorded as of December 31, 2015 and 2014. The fair value of the collateral posted for exchange traded derivatives is discussed in the derivative collateral management section below.

(d)	Derivative Collateral Management

The Company manages separate collateral for exchange traded and OTC derivatives. The total collateral posted for exchange traded derivatives at December 31, 2015 and 2014, had a fair value of

Financial Statements and Supplemental Schedules Page 35 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

$49,007 and $49,560, respectively, and is included in Fixed-maturity securities on the Balance Sheets. The Company retains ownership of the exchange traded collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. The total collateral posted for OTC derivatives at December 31, 2015 and 2014, had a fair value of $1,866 and $2,515, respectively, and is included in Fixed-maturity securities on the Balance Sheets. The Company posts collateral to OTC counterparties based upon exposure amounts. The Company retains ownership of the OTC collateral.

(e)	Embedded Derivatives

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB, which are measured at fair value separately from the host variable annuity contract, with changes in fair value reported in Change in fair value of annuity and life embedded derivatives on the Statements of Operations. These embedded derivatives are classified within Account balances and future policy benefit reserves on the Balance Sheets.

Certain fixed-indexed annuity products and universal life policies include a market value liability option (MVLO), which is essentially an embedded derivative with equity-indexed features. This embedded derivative is reported within Account balances and future policy benefit reserves on the Balance Sheets with changes in fair value reported in Change in fair value of annuity and life embedded derivatives on the Statements of Operations.

The following table presents the balance sheet location and the fair value of the derivatives, including embedded derivatives, as of December 31:

	Fair value
Derivative instruments, net	2015	2014
OTC	$1,441	407
GMWB	(147,290)	(92,877)
GMAB	(27,579)	(16,870)
MVLO	(18,525)	(24,478)
Interest rate swaps	5,667	(785)

Total derivative instruments, net	$(186,286)	(134,603)

Location in balance sheets
Derivatives	$15,064	4,516
Account balances and future policy benefit reserves	(193,394)	(134,225)
Derivative liabilities	(7,956)	(4,894)

Total derivative instruments, net	$(186,286)	(134,603)

Financial Statements and Supplemental Schedules Page 36 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

The following table presents the gains or losses recognized in income on the various derivative instruments:

Derivative instruments, net	Location in statements of operations	Amount of gains (losses) on derivatives recognized for the years ended December 31
		2015	2014	2013
GMWB	Change in fair value of annuity and life embedded derivatives	$(54,413)	(101,961)	61,222
GMAB	Change in fair value of annuity and life embedded derivatives	(11,755)	(14,372)	11,899
MVLO	Change in fair value of annuity and life embedded derivatives	5,292	3,969	(1,575)

	Total change in fair value of annuity embedded derivatives	(60,876)	(112,364)	71,546
MVLO	Policy fees	534	681	1,061
MVLO	Policyholder benefits	127	98	248
Interest rate swaps	Change in fair value of assets and liabilities	23,296	93,758	(58,289)
Futures	Change in fair value of assets and liabilities	(11,861)	(26,878)	(20,684)
OTC	Change in fair value of assets and liabilities	692	232	—

	Total derivative loss	$(48,088)	(44,473)	(6,118)

(f)	Offsetting Assets and Liabilities

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets under GAAP. The Company’s derivative instruments are subject to master netting arrangements and collateral arrangements. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis on the Balance Sheets.

Financial Statements and Supplemental Schedules Page 37 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

The following tables present additional information about derivative assets and liabilities subject to an enforceable master netting arrangement as of the dates indicated:

	December 31, 2015
				Gross amounts not offset in the balance sheet
	Gross amounts recognized	Gross amounts offset in the balance sheet	Net amounts presented in the balance sheet	Financial instruments (1)	Collateral pledged/ received	Net amounts
Derivative assets	$15,064	—	15,064	(7,907)	(4,121)	3,036
Derivative liabilities	(7,910)	—	(7,910)	7,907	—	(3)

Net derivatives	$7,154	—	7,154	—	(4,121)	3,033

	December 31, 2014
				Gross amounts not offset in the balance sheet
	Gross amounts recognized	Gross amounts offset in the balance sheet	Net amounts presented in the balance sheet	Financial instruments (1)	Collateral pledged/ received	Net amounts
Derivative assets	$4,516	—	4,516	(3,682)	(7)	827
Derivative liabilities	(4,894)	—	(4,894)	3,682	1,195	(17)

Net derivatives	$(378)	—	(378)	—	1,188	810

(1)

Represents the amount of assets or liabilities that could be offset by liabilities or assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

(6)	Fair Value Measurements

The Fair Value Measurements and Disclosures Topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)	quoted prices for similar assets or liabilities in active markets

(b)	quoted prices for identical or similar assets or liabilities in markets that are not active

Financial Statements and Supplemental Schedules Page 38 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(c)	inputs other than quoted prices that are observable

(d)	inputs that are derived principally from or corroborated by observable market data by correlation or other means

Level 3 –

Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each valuation was classified into Level 1, 2, or 3.

The following tables present the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	Total	Level 1	Level 2	Level 3
2015:
Assets accounted for at fair value:
Fixed-maturity securities:
U.S. government	$73,223	73,223	—	—
States and political subdivisions	11,044	—	11,044	—
Foreign government	510	—	510	—
Public utilities	38,667	—	38,667	—
Corporate securities	415,515	—	414,468	1,047
Mortgage-backed securities	135,603	—	135,603	—
Derivative asset	15,064	—	15,064	—
Equity securities, trading	4,368	4,368	—	—
Separate account assets	2,205,548	2,205,548	—	—

Total assets accounted for at fair value	$2,899,542	2,283,139	615,356	1,047

Liabilities accounted for at fair value:
Derivative liability	$7,956	—	7,956	—
Separate account liabilities	2,205,548	2,205,548	—	—
Reserves at fair value	265,884	—	—	265,884

Total liabilities accounted for at fair value	$2,479,388	2,205,548	7,956	265,884

Financial Statements and Supplemental Schedules Page 39 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

	Total	Level 1	Level 2	Level 3
2014:
Assets accounted for at fair value:
Fixed-maturity securities:
U.S. government	$95,077	95,077	—	—
States and political subdivisions	11,942	—	11,942	—
Foreign government	2,547	—	2,547	—
Public utilities	41,328	—	41,328	—
Corporate securities	357,330	—	356,258	1,072
Mortgage-backed securities	146,917	—	146,917	—
Derivative asset	4,516	—	4,516	—
Equity securities, trading	1,858	1,858	—	—
Separate account assets	2,214,422	2,214,422	—	—

Total assets accounted for at fair value	$2,875,937	2,311,357	563,508	1,072

Liabilities accounted for at fair value:
Derivative liability	$4,894	—	4,894	—
Separate account liabilities	2,214,422	2,214,422	—	—
Reserves at fair value	150,251	—	—	150,251

Total liabilities accounted for at fair value	$2,369,567	2,214,422	4,894	150,251

The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability).

(a)	Valuation of Fixed-maturity Securities and Equity Securities

The fair value of fixed-maturity securities and equity securities is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, municipal securities rulemaking board (MSRB) reported trades, nationally recognized municipal securities information repository (NRMSIR) material event notices, broker/dealer quotes, issuer spreads, two-sided markets,

Financial Statements and Supplemental Schedules Page 40 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

benchmark securities, bids, offers, reference data, and industry and economic events. In certain cases, including private placement securities as well as certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.

Generally, U.S. Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2 because the inputs used are market observable. Bonds for which prices were obtained from broker quotes and private placement securities that are internally priced are included in Level 3.

The Company is responsible for establishing and maintaining an adequate internal control structure to prevent or detect material misstatements related to fair value measurements and disclosures. This responsibility is especially important when using third parties to provide valuation services.

The Company’s control framework around third-party valuations begins with obtaining an understanding of the pricing vendor’s methodologies. A Pricing Committee is in place that meets quarterly to establish and review a pricing policy, which includes approving any changes to pricing sources, assessing reasonableness of pricing services and addressing any ad hoc valuation issues that arise. The pricing methodologies used by the service providers and internal control reports provided by the service providers are reviewed by management.

In addition to monitoring the third-party vendor’s policies, the Company is also responsible for monitoring the valuation results. Controls are in place to monitor the reasonableness of the valuations received. These controls include price-analytic reports that monitor significant fluctuations in price as well as an IPV process by which the Company obtains prices from vendors other than the primary source and compares them for reasonableness. Results of the independent price verification are also reviewed by the Pricing Committee.

There are limited instances in which the primary third-party vendor is not used to obtain prices for fixed-maturity securities. These instances include private placement securities and certain other immaterial portfolios priced by a secondary external vendor.

At December 31, 2015 and 2014, private placement securities of $1,047 and $1,072, respectively, were included in Level 3. Internal pricing models based on market proxy securities, and U.S. Treasury rates, which are monitored monthly by the investment manager for reasonableness, are used to value these holdings. This includes ensuring there are no significant credit events impacting the proxy security and that the spreads used are still reasonable under the circumstances.

(b)	Valuation of Derivative Assets and Liabilities

Active markets for OTC option assets and liabilities do not exist. The fair value of OTC option assets and liabilities is derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator. The valuation results are reviewed by Management via the Pricing Committee. Options that are internally priced and IRS are included in Level 2, because they use market observable inputs.

Financial Statements and Supplemental Schedules Page 41 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

The fair value of the IRS is derived using a third-party vendor software program and deemed by management to be reasonable. IRS are included in Level 2 because the valuation uses market observable inputs.

(c)	Valuation of Separate Account Assets and Liabilities

Separate account assets are carried at fair value, which is based on the fair value of the underlying assets. Funds in the separate accounts are primarily invested in variable investment options with the following investment types: bond; domestic equity; international equity; or specialty. The separate account funds also hold certain money market funds. Variable investments are included in Level 1. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in corporate bonds or other fixed-maturity securities, that portion could be considered a Level 2 or Level 3). In accordance with the Financial Services – Insurance Topic of the Codification, the fair value of separate account liabilities is set to equal the fair value of separate account assets.

(d)	Valuation of Reserves at Fair Value

Reserves at fair value principally include the equity-indexed features contained in fixed-indexed annuity products certain variable annuity riders and variable-indexed annuity products. Fair values of the embedded derivative liabilities are calculated based on internally developed models, because active, observable markets do not exist for these liabilities. Fair value is derived from techniques in which one or more significant inputs are unobservable and are included in Level 3. These fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

The fair value of the embedded derivative contained in the fixed-indexed annuity products is the sum of the current year’s option value projected stochastically, the projection of future index growth at the option budget, and the historical interest/equity-indexed credits. The valuation of the embedded derivative includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined by taking into consideration publicly available information on industry default risk with considerations for the Company’s own credit profile. Risk margin is incorporated into the valuation model to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and future equity index caps or participation rates. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding policyholder behavior and risk margin related to noncapital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net loss (income).

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB riders. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market

Financial Statements and Supplemental Schedules Page 42 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable overnight index swap rates (OIS) plus funding valuation adjustments, as approximated by LIBOR. These cash flows are then discounted using the current month’s LIBOR plus a company-specific spread. Beginning in December of 2014, the expected life-contingent GMWB payments are discounted using a blend of short and long term rates to the date the account value is expected to be exhausted. These obligations are then discounted to the current date using LIBOR plus a spread for the Company’s own nonperformance risk. In 2012 and prior years, these cash flows were discounted using the U.S. Treasury rate plus a company-specific spread. The valuation of these riders includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined taking into consideration publicly available information relating to the Company’s claims paying ability. Risk margin is established to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and premium persistency. The establishment of the risk margin requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to noncapital market inputs may result in significant fluctuations in the fair value of the riders that could materially affect net loss (income).

The Company elected the fair value option for certain insurance contracts related to the variable-indexed annuity product. The fair value is calculated internally using the present value of future expected cash flows. Future expected cash flows are generated using contractual features, actuarial assumptions, and market emergence over a complete set of market consistent scenarios. Cash flows are then averaged over the scenario set and discounted back to the valuation date using appropriate discount factors adjusted for nonperformance risk on the non-collateralized portions of the contract.

Financial Statements and Supplemental Schedules Page 43 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(e)	Level 3 Rollforward

The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

								Realized
								gains
								(losses)
								included in
								net (loss)
								income
								related to
								financial
			Other	Purchases	Sales	Transfer into		instruments
	Beginning		comprehensive	and	and	and/or (out of)	Ending	still held at
	balance	Net Income	(loss) income	issuances	settlements	Level 3, net	balance	December 31
2015:
Fixed-maturity securities:
Corporate securities	$1,072	—	(25)	—	—	—	1,047	—

Total fixed-maturity securities	$1,072	—	(25)	—	—	—	1,047	—

Reserves at fair value	$(150,251)	15,670	—	(138,736)	7,433	—	(265,884)	(123,066)

2014:
Fixed-maturity securities:
Corporate securities	$1,065	—	7	—	—	—	1,072	—

Total fixed-maturity securities	$1,065	—	7	—	—	—	1,072	—

Reserves at fair value	$(22,640)	(44,557)	—	(85,482)	2,428	—	(150,251)	(130,039)

(f)	Transfers

The Company reviews its fair value hierarchy classifications annually. This review could reveal that previously observable inputs for specific assets or liabilities are no longer available or reliable. For example, the market for a Level 1 asset becomes inactive. In this case, the Company may need to adopt a valuation technique that relies on observable or unobservable components causing the asset to be transferred to Level 2 or Level 3. Alternatively, if the market for a Level 3 asset or liability becomes active, the Company will report a transfer out of Level 3. Transfers in and/or out of Level 1, 2, and 3 are reported as of the end of the period in which the change occurs.

There were no transfers of securities between Level 1 and Level 2 for the years ended December 31, 2015 and 2014. Additionally, there were no net transfers in or out of Level 3 for the years ended December 31, 2015 and 2014.

Financial Statements and Supplemental Schedules Page 44 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(g)	Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs

The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities on a recurring basis at December 31:

		Valuation	Unobservable	Range (weighted
	Fair value	technique	input	average)
2015:
Fixed-maturity securities:
Available-for-sale:
Corporate securities	$1,047	Matrix pricing	Option adjusted spread*	208 (208)
Reserves at fair value: ***
MVLO	18,525	Income approach	Annuitizations	0–25%
			Surrenders	0–25%
			Mortality **	0–100%
			Withdrawal Benefit Election	0–50%
GMWB and GMAB	174,869	Income approach	Surrenders	0.5–35%
			Mortality **	0–100%

*	No range is applicable due to only one security within classification or the same assumption used on all securities.
**	Mortality assumptions are derived by applying management determined factors to the Annuity 2000 Mortality Table .
***	Certain reseves at fair value related to a new product are not yet modeled and excluded from this disclosure.

(h)	Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs

Fixed-maturity securities matrix pricing: The primary unobservable input used in the matrix pricing model is a benchmark security option adjusted spread (OAS), which is applied to an OAS ratio. A significant yield increase of the benchmark security OAS in isolation could result in a decreased fair value, while a significant yield decrease in OAS could result in an increased fair value.

Financial Statements and Supplemental Schedules Page 45 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

Annuity and life embedded derivative liabilities: A significant increase (decrease) in the utilization of annuitization benefits could result in a higher (lower) fair value. A significant decrease (increase) in mortality rates, surrender rates, or utilization of lifetime income benefits could result in a higher (lower) fair value.

(i)	Nonrecurring Fair Value Measurements

Occasionally, certain assets and liabilities are measured at fair value on a nonrecurring basis (e.g., impaired assets). At December 31, 2015 and 2014, there were no assets or liabilities reported at fair value on a nonrecurring basis.

(j)	Fair Value of Financial Assets and Liabilities

The following table presents the carrying amounts and fair values of financial assets and liabilities at December 31:

	2015
	Carrying	Fair value
	amount	Level 1	Level 2	Level 3	Total
Financial assets:
Policy loans	$275	—	275	—	275
Financial liabilities:
Investment contracts	$729,819	—	—	730,455	730,455

	2014
	Carrying	Fair value
	amount	Level 1	Level 2	Level 3	Total
Financial assets:
Policy loans	$253	—	253	—	253
Financial liabilities:
Investment contracts	$664,924	—	—	665,404	665,404

Policy loans, which are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value. Therefore, fair value is classified as Level 2.

Investment contracts include certain reserves related to deferred annuity products. These reserves are included in Account balances and future policy benefit reserves on the Balance Sheets. The fair values of investment contracts, which include deferred annuities and other annuities without significant mortality risk, are determined by testing amounts payable on demand against discounted cash flows using market interest rates commensurate with the risks involved, including consideration of the Company’s own credit standing and a risk margin for noncapital market inputs. Therefore, fair value is classified as Level 3.

Changes in market conditions subsequent to year-end may cause fair values calculated subsequent to year-end to differ from the amounts presented herein.

Financial Statements and Supplemental Schedules Page 46 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(7)	Financing Receivables

The Company’s financing receivables comprise nontrade receivables. Nontrade receivables are amounts for policy or contract premiums due from the agents and broker-dealers, or amounts due from reinsurers. The nontrade receivables are evaluated on a collective basis for impairment. For additional information, see receivables section of note 2.

Rollforward of Allowance for Credit Losses

The allowance for credit losses and recorded investment in financing receivables as of December 31 are shown below:

	2015	2014

Nontrade Receivables
Allowance for credit losses:
Beginning balance	$20	18
Provision	13	2

Ending balance	33	20

Ending balance collectively evaluated for impairment	$33	20

Financing receivables:
Ending balance	$91	80

Ending balance collectively evaluated for impairment	$91	80

Financial Statements and Supplemental Schedules Page 47 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

Credit Quality Indicators

The Company analyzes certain financing receivables for credit risk by using specific credit quality indicators. The Company’s nontrade receivables are analyzed for credit risk based upon the customer classification of agent or reinsurer. The nontrade receivable and allowance for credit losses by customer classification as of December 31 are shown below:

	2015			2014
	Agent	Reinsurer	Total	Agent	Reinsurer	Total
Nontrade receivables	$41	50	91	23	57	80
Allowance for credit losses	(33)	—	(33)	(20)	—	(20)

Net nontrade receivable	$8	50	58	3	57	60

Past-due Aging Analysis

Aging analysis of past-due financing receivables as of December 31 is shown below:

	31–60 past due	61–90 past due	Greater than 90 past due	Total past due	Current	Total
2015:
Nontrade receivables	$29	—	33	62	29	91

	31–60 past due	61–90 past due	Greater than 90 past due	Total past due	Current	Total
2014:
Nontrade receivables	$24	3	21	48	32	80

As of December 31, 2015, the Company’s financing receivables do not include any balances, which are on a nonaccrual status, classified as a troubled debt restructuring, or impaired without a corresponding allowance for credit loss.

Financial Statements and Supplemental Schedules Page 48 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(8)	Deferred Acquisition Costs

DAC at December 31, and the changes in the balance for the years then ended, are as follows:

	2015	2014	2013
Balance, beginning of year	$118,319	104,002	92,245
Capitalization	13,531	16,906	17,321
Interest	6,197	5,541	5,011
Amortization	(11,563)	(7,383)	(16,169)
Change in shadow DAC	7,890	(747)	5,594

Balance, end of year	$134,374	118,319	104,002

The change in shadow DAC balances are impacted by movements in unrealized gains and losses as a result of market conditions.

The Company reviews its best-estimate assumptions each year and records “unlocking” as appropriate. These reviews are based on recent changes in the organization and businesses of the Company and actual and expected performance of in-force policies. The reviews include all assumptions, including mortality, lapses, expenses, and separate account returns. The revised best-estimate assumptions are applied to the current in-force policies to project future gross profits.The pretax impact on the Company’s assets and liabilities as a result of the unlocking during 2015, 2014, and 2013 is as follows:

	2015	2014	2013
Assets:
DAC	$2,641	856	(1,920)
DSI	337	356	(547)

Total increase (decrease) in assets	2,978	1,212	(2,467)

Liabilities:
Account balances and future policy benefit reserves	5,867	(1,259)	(4,669)
Unearned premiums	40	(2)	—

Total increase (decrease) in liabilities	5,907	(1,261)	(4,669)

Net (decrease) increase	(2,929)	2,473	2,202
Deferred income tax (benefit) expense	(1,025)	866	771

Net (decrease) increase	$(1,904)	1,607	1,431

Financial Statements and Supplemental Schedules Page 49 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(9)	Deferred Sales Inducements

DSI at December 31, and the changes in the balance for years then ended, are as follows:

	2015	2014	2013
Balance, beginning of year	$19,510	18,345	18,745
Capitalization	1,492	2,370	1,842
Interest	1,020	971	987
Amortization	(2,924)	(1,762)	(5,171)
Change in shadow DSI	2,050	(414)	1,942

Balance, end of year	$21,148	19,510	18,345

The change in shadow DSI balances are impacted by movements in unrealized gains and losses as a result of market conditions.

Financial Statements and Supplemental Schedules Page 50 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(10)	Separate Accounts and Annuity Product Guarantees

Guaranteed minimums for the respective years ended December 31 are summarized as follows (note that the amounts listed are not mutually exclusive, as many products contain multiple guarantees):

	2015			2014
	Account	Net amount	Weighted	Account	Net amount	Weighted
	value	at risk	age (years)	value	at risk	age (years)
GMDB:
Return of premium	$1,609,269	17,498	62.6	1,514,852	2,221	62.1
Ratchet and return of premium	625,964	38,380	65.0	660,984	8,232	64.6
Reset	88,037	1,422	75.7	102,983	677	74.8

Total	$2,323,270	57,300		2,278,819	11,130

GMIB:
Return of premium	$8,756	143	66.7	10,697	132	65.8
Ratchet and rollup	140,274	32,123	64.2	170,337	23,212	63.6

Total	$149,030	32,266		181,034	23,344

GMAB:
Five years	$19,420	549	68.9	26,335	84	67.4
Target date retirement – 7 year	48,571	1,636	63.3	57,042	368	62.7
Target date retirement – 10 year	20,690	1,307	63.2	22,803	69	62.3
Target date with management levers	377,123	21,100	63.0	373,740	3,152	62.0

Total	$465,804	24,592		479,920	3,673

GMWB:
No living benefit	$62,096	—	67.1	56,606	—	67.0
Life benefit with optional reset	78,108	8,170	70.7	91,834	4,087	69.9
Life benefit with 8% rollup	30,070	6,520	69.1	34,001	3,691	68.3
Life benefit with management levers	1,310,233	232,424	60.7	1,241,305	97,957	60.2

Total	$1,480,507	247,114		1,423,746	105,735

The net amount at risk has increased in 2015 due to the market performance. The guaranteed rollup on the benefit base has exceeded the market impacts on account values.

Financial Statements and Supplemental Schedules Page 51 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

At December 31, variable annuity account balances were invested in separate account funds with the following investment objectives. Balances are presented at fair value:

Investment type	2015	2014
Mutual funds:
Bond	$291,103	291,694
Domestic equity	1,164,383	1,172,573
International equity	71,227	83,531
Specialty	646,452	623,849

Total mutual funds	2,173,165	2,171,647
Money market funds	31,191	41,586
Other	1,192	1,189

Total	$2,205,548	2,214,422

The following table summarizes the liabilities for variable contract guarantees that are reflected in the general account and shown in Account balances and future policy benefit reserves on the Balance Sheets:

	GMDB	GMIB	GMAB	GMWB	Totals
Balance as of December 31, 2013	$1,114	2,967	2,498	(9,084)	(2,505)
Incurred guaranteed benefits	669	191	14,372	101,961	117,193
Paid guaranteed benefits	(125)	—	—	—	(125)

Balance as of December 31, 2014	1,658	3,158	16,870	92,877	114,563
Incurred guaranteed benefits	1,111	907	11,755	54,413	68,186
Paid guaranteed benefits	(530)	(42)	(1,046)	—	(1,618)

Balance as of December 31, 2015	$2,239	4,023	27,579	147,290	181,131

(11)	Accident and Health Claim Reserves

Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2015, are appropriate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

Financial Statements and Supplemental Schedules Page 52 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2015	2014	2013
Balance at January 1, net of reinsurance recoverable of $360, $264, and $200 respectively	$2,136	1,032	2,229
Incurred related to:
Current year	2,173	1,251	868
Prior years	(154)	283	564

Total incurred	2,019	1,534	1,432

Paid related to:
Current year	42	49	77
Prior years	609	381	2,552

Total paid	651	430	2,629

Balance at December 31, net of reinsurance recoverable of $497, $360, and $264, respectively	$3,504	2,136	1,032

Prior years incurred reflect favorable / (unfavorable) claim development with the group marketing and individual long term care lines of business.

(12)	Reinsurance

The Company primarily enters into reinsurance agreements to manage risk resulting from its life, annuity and accident and health businesses, as well as businesses the Company has chosen to exit.

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks under excess coverage and coinsurance contracts. The Company generally retained between $50 and $1,500 coverage per individual life depending on the type of policy for the years ended December 31, 2015 and 2014.

On LTC business, the Company retains 90% of Limited Benefit Plans, and 90% on claims up through year eight and 20% on claims years nine and beyond for Lifetime Benefit Plans.

The Company monitors the financial exposure to the reinsurers, as well as evaluates the financial strength of the reinsurers on an ongoing basis.

Financial Statements and Supplemental Schedules Page 53 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

The following table shows the net exposure to reinsurance receivables and recoverable at December 31:

	2015	2014
Reinsurance receivables	$50	60
Reinsurance recoverable	3,596	3,091
Reinsurance payables	(34)	(60)

Net reinsurance exposure	$3,612	3,091

(13)	Income Taxes

(a)	Income Tax (Benefit) Expense

Total income tax (benefit) expense for the years ended December 31 is as follows:

	2015	2014	2013
Income tax (benefit) expense attributable to operations:
Current tax expense (benefit)	$9,567	4,774	2,495
Deferred tax (benefit) expense	(14,008)	(7,907)	1,930

Total income tax (benefit) expense attributable to operations	(4,441)	(3,133)	4,425
Income tax effect on equity:
Attributable to unrealized losses gains for the year	(6,277)	3,397	(12,760)

Total income tax effect on equity	$(10,718)	264	(8,335)

Financial Statements and Supplemental Schedules Page 54 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(b)	Components of Income Tax (Benefit) Expense

Income tax (benefit) expense computed at the statutory rate of 35% varies from income tax (benefit) expense reported on the Statements of Operations for the respective years ended December 31 as follows:

	2015	2014	2013
Income tax (benefit) expense computed at the statutory rate	$(1,996)	(1,504)	5,916
Dividends-received deductions and tax-exempt interest	(2,455)	(1,447)	(1,603)
Other	10	(182)	112

Income tax (benefit) expense as reported	$(4,441)	(3,133)	4,425

(c)	Components of Deferred Tax Assets and Liabilities on the Balance Sheet

Tax effects of temporary differences giving rise to the significant components of the net deferred tax asset (liability). Net deferred tax asset on the Balance Sheets at December 31 are as follows:

	2015	2014
Deferred tax assets:
Future benefit reserves	$113,361	70,323
Expense accruals	241	132

Total deferred tax assets	113,602	70,455

Deferred tax liabilities:
Deferred acquisition costs	(42,684)	(36,324)
Due and deferred premium	(14)	(6)
Net unrealized gains on investments	(4,763)	(14,497)
Investment income	(32,481)	(6,253)

Total deferred tax liabilities	(79,942)	(57,080)

Net deferred tax asset	$33,660	13,375

Although realization is not assured, the Company believes it is not necessary to establish a valuation allowance for ordinary deferred tax assets, as it is more likely than not the deferred tax assets will be realized principally through future reversals of existing ordinary taxable temporary differences and future ordinary taxable income. For deferred tax assets that are capital in nature, considering all

Financial Statements and Supplemental Schedules Page 55 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

objective evidence and the available tax planning strategy, it is more likely than not the deferred tax assets that are capital in nature will be realized and no valuation allowance is required. The amount of the ordinary and capital deferred tax assets considered realizable could be reduced in the near term if estimates of future reversals of existing taxable temporary differences and future ordinary and capital taxable income are reduced.

Income taxes paid by the Company were $4,405, $2,271, and $17,449, in 2015, 2014, and 2013, respectively. The Company had a tax payable to AZOA of $9,874 and $4,713 at December 31, 2015 and 2014, respectively reported in Other liabilities on the Balance Sheets.

The Company is included in the consolidated group for which AZOA files a federal income tax return on behalf of all group members. As a member of the AZOA consolidated group, the Company is no longer subject to U.S. federal and non-U.S. income tax examinations for years prior to 2012, though examinations of combined returns filed by AZOA that include the Company by certain U.S. state and local tax authorities may still be conducted for 2008 and subsequent years. The last Internal Revenue Service examination of AZOA involved amended returns filed by AZOA for the 2008 and 2009 tax years. These amended returns were accepted by the Internal Revenue Service as filed. The Internal Revenue Service has not given notice that any subsequent tax periods are or will be under examination in the near future.

In accordance with the Income Taxes Topic of the Codification, the Company recognizes liabilities for certain unrecognized tax benefits. The Company had no unrecognized tax benefits as of December 31, 2015 and 2014. The Company does not expect any significant changes related to unrecognized tax benefits during the next 12 months.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2015, 2014, and 2013, the Company did not recognize any expense related to interest and penalties. The Company accrued $0 for the payment of interest and penalties at December 31, 2015 and 2014.

(14)	Related-party Transactions

(a)	Real Estate

The Company subleases office space from Allianz Global Corporate and Specialty (AGCS) (an affiliate). In connection with this agreement, the Company incurred rent expense of $27, $32, and $29 in 2015, 2014, and 2013, respectively, which is included in General and administrative expenses on the Statements of Operations.

(b)	Service Fees

The Company has incurred fees for certain administrative services provided by Allianz Life of $9,437, $8,368, and $6,454 in 2015, 2014, and 2013, respectively. The Company’s liability for these fees was $839 and $948 as of December 31, 2015 and 2014, respectively, and is included in Other liabilities on the Balance Sheets.

Financial Statements and Supplemental Schedules Page 56 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

The Company has incurred fees for certain investment advisory services provided by affiliated companies of $272, $212, and $199 in 2015, 2014, and 2013, respectively. The Company’s liability for these charges was $22 and $22 as of December 31, 2015 and 2014, respectively, and is included in Other liabilities on the Balance Sheets.

The Company has agreements with its affiliates Pacific Investment Management Company (PIMCO), Oppenheimer Capital LLC (OpCap), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company’s separate accounts to holders of the Company’s variable annuity products, (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $1,115, $1,182, and $1,109 during 2015, 2014, and 2013, respectively, which is included in Fee, commission and other revenue on the Statements of Operations. At December 31, 2015 and 2014, $181 and $97, respectively, was included for these fees in Receivables on the Balance Sheets.

The Company has incurred commission expense related to the distribution of variable annuity products from Allianz Life Financial Services, LLC, (ALFS) an affiliated company, in the amount of $23,410, $24,771, and $22,493 for the years ended December 31, 2015, 2014, and 2013, respectively. At December 31, 2015 and 2014, $1,771 and $1,613, respectively, was included for the expense in Other liabilities on the Balance Sheets.

The Company has an agreement with ALFS, whereby 12b-1 fees are assigned to the Company and Allianz Life. The Company has also agreed with Allianz Life to share in reimbursing ALFS for the excess of ALFS expenses over revenues, exclusive of trading gains (losses). In the event that revenues exceed expenses, ALFS records a reimbursement to the Company and Allianz Life. The Company recorded revenue from this agreement of $4,332, $3,860, and $3,109 for the years ended December 31, 2015, 2014, and 2013, respectively. The Company recorded expenses related to this agreement of $4,198, $1,454, and $1,656, for the years ended December 31, 2015, 2014, and 2013, respectively.

(c)	Line of Credit Agreement

In 2013, the Company entered into a line of credit agreement with its parent, Allianz Life, to provide liquidity, as needed. As of December 31, 2015 and December 31, 2014, there are no amounts outstanding under the line of credit agreement and no amounts have been borrowed during the years ended December 31, 2015 and 2014.

(15)	Employee Benefit Plans

The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation (AZOAC). Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k) and/or after-tax contributions up to 80.0% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the Internal Revenue Service. In 2015, 2014, and

Financial Statements and Supplemental Schedules Page 57 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

2013, the Company matched up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.

The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. Any legal fees are not paid from the trust fund, but are instead paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $205, $214, and $144 in 2015, 2014, and 2013, respectively, toward the AAAP matching contributions and administration expenses.

In addition to the AAAP, the Company offers certain benefits to eligible employees, including a comprehensive medical, dental, and vision plan and a flexible spending plan.

(16)	Statutory Financial Data and Dividend Restrictions

Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in calculation in determining statutory policyholders’ surplus and gain from operations. Currently, these items include, among others, DAC, furniture and fixtures, deferred taxes, accident and health premiums receivable, which are more than 90 days past due, reinsurance, certain investments, and undeclared dividends to policyholders. Additionally, account balances and future policy benefit reserves and policy and contract claims calculated for statutory reporting do not include provisions for withdrawals.

The Company’s statutory capital and surplus reported in the statutory annual statements filed with the State of New York as of December 31, 2015 and 2014 was $198,759 and $165,195, respectively.

The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2015 and 2014 were significantly in excess of these requirements. The maximum amount of dividends that can be paid by New York insurance companies to stockholders without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statements. In accordance with New York statutes, the maximum amount of ordinary dividends that can be paid by the Company is the greater of 10% of prior year-end capital and surplus, or the prior year net gain from operations, but is limited by the amount in unassigned surplus. Based on these limitations, ordinary dividends of $19,876 can be paid in 2016 without the approval of the Department. The Company paid no dividends in 2015, 2014 or 2013.

Regulatory Risk-Based Capital

An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control-level risk-based capital, as defined by the NAIC. Companies below

Financial Statements and Supplemental Schedules Page 58 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds, as of December 31, 2015 and 2014.

(17)	Commitments and Contingencies

The Company is or may become subject to claims and lawsuits that arise in the ordinary course of business. In the opinion of management, the ultimate resolution of any such known litigation will not have a material adverse effect on the Company’s financial position. The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.

The financial services industry, including mutual fund, variable and fixed annuity, life insurance, and distribution companies, is subject to close scrutiny by regulators, legislators, and the media.

Federal and state regulators regularly make inquiries and conduct examinations or investigations concerning various selling practices in the annuity industry, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance laws and securities laws. The Company is also subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company.

It can be expected that annuity product design and sales practices will be an ongoing source of regulatory scrutiny and enforcement actions, litigation, and rulemaking. Similarly, private litigation regarding sales practices is ongoing against a number of insurance companies.

These matters could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future. When evaluating litigation, claims, and assessments, management considers the nature of the litigation, progress of the case, opinions or views of legal counsel, as well as prior experience in similar cases. Management uses this information to assess whether a loss is probable and if the amount of loss can be reasonably estimated prior to making any accruals.

Financial Statements and Supplemental Schedules Page 59 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

The Company leases office space as mentioned in note 14. Expense for the operating lease was $28, $32, and $29 in 2015, 2014, and 2013, respectively. The future minimum lease payments required under operating leases are as follows:

2016	$24
2017	24
2018	24
2019	24
2020	12
2021 and beyond	—

TOTAL	$108

(18)	Segment Information

The Company has organized its principal operations into the following segments: Individual Annuities and Other products.

The Individual Annuities segment consists of variable, variable-indexed, and fixed annuities, which are provided through independent distribution channels made up of independent and wholly owned broker dealers, agents, and registered representatives. Revenues for the Company’s fixed annuity products are primarily earned as net investment income on invested assets supporting fixed account balances, with profitability driven by the spread between net investment income earned and interest credited to account balances. Although the Company discontinued selling fixed annuity products in 2011, the in-force volume is significant and thus included within the Individual Annuities segment. Revenues for the Company’s variable annuity products are primarily earned as management and expense fees charged on underlying account balances.

The Other products segment consists of closed blocks of Life, LTC, and Special Markets products. The Company discontinued selling Life products in 2010 and LTC products in 2009. The Special Markets products include individual and group annuity and life products, including whole and term life insurance. Although other products are part of the combined results, the Company does not allocate additional resources to these areas other than to maintain the operational support to its current customers.

The Company does not maintain segregated investment portfolios for each segment. Investment-related income, gains, and losses are allocated to the segments based on reserve levels and capital requirements.

Financial Statements and Supplemental Schedules Page 60 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

Segment results are reconciled to the statements of operations in the tables below:

	Year ended December 31, 2015
	Individual annuities	Other	Total
Revenue:
Net premiums and policy fees	$65,603	3,267	68,870
Interest and similar income, net	25,378	2,009	27,387
Change in fair value of assets and liabilities	11,374	(1)	11,373
Realized investment gains, net	549	34	583
Fee, commission, and other revenue	7,221	—	7,221

Total revenue	110,125	5,309	115,434

Benefits and expenses:
Net benefits	81,697	5,814	87,511
General and administrative expenses and commissions	41,145	647	41,792
Change in deferred acquisition costs, net	(8,687)	522	(8,165)

Total benefits and expenses	114,155	6,983	121,138

Pretax (loss)	$(4,030)	(1,674)	(5,704)

Financial Statements and Supplemental Schedules Page 61 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

	Year ended December 31, 2014
	Individual annuities	Other	Total
Revenue:
Net premiums and policy fees	$58,728	2,988	61,716
Interest and similar income, net	27,293	1,566	28,859
Change in fair value of assets and liabilities	66,806	—	66,806
Realized investment gains, net	73	4	77
Fee, commission, and other revenue	6,869	(5)	6,864

Total revenue	159,769	4,553	164,322

Benefits and expenses:
Net benefits	138,957	4,936	143,893
General and administrative expenses and commissions	38,886	903	39,789
Change in deferred acquisition costs, net	(15,088)	24	(15,064)

Total benefits and expenses	162,755	5,863	168,618

Pretax (loss)	$(2,986)	(1,310)	(4,296)

Financial Statements and Supplemental Schedules Page 62 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

	Year ended December 31, 2013
	Individual annuities	Other	Total
Revenue:
Net premiums and policy fees	$47,281	3,452	50,733
Interest and similar income, net	28,562	1,073	29,635
Change in fair value of assets and liabilities	(78,945)	1	(78,944)
Realized investment gains, net	796	33	829
Fee, commission, and other revenue	5,904	—	5,904

Total revenue	3,598	4,559	8,157

Benefits and expenses:
Net benefits	(42,034)	3,931	(38,103)
General and administrative expenses and commissions	34,595	924	35,519
Change in deferred acquisition costs, net	(6,440)	277	(6,163)

Total benefits and expenses	(13,879)	5,132	(8,747)

Pretax income (loss)	$17,477	(573)	16,904

Financial Statements and Supplemental Schedules Page 63 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

(19)	Changes in and Reclassifications from Accumulated Other Comprehensive Income (AOCI)

Changes in AOCI, net of tax, by component consist of the following:

	Year ended December 31, 2015
	Net unrealized gain (losses) on securities	OTTI gains (losses) in OCI	Total AOCI
Beginning balance	$16,656	—	16,656
OCI before reclassifications	(11,163)	(117)	(11,280)
Amounts reclassified from AOCI	(493)	117	(376)

Net OCI	(11,656)	—	(11,656)

Ending balance	$5,000	—	5,000

	Year ended December 31, 2014
	Net unrealized gain (losses) on securities	OTTI gains (losses) in OCI	Total AOCI
Beginning balance	$10,347	—	10,347
OCI before reclassifications	6,280	74	6,354
Amounts reclassified from AOCI	29	(74)	(45)

Net OCI	6,309	—	6,309

Ending balance	$16,656	—	16,656

Financial Statements and Supplemental Schedules Page 64 of 68	(Continued)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to Financial Statements

December 31, 2015 and 2014

(In thousands, except security holdings quantities)

Reclassifications from AOCI, net of tax, consist of the following:

	Amount reclassified from AOCI		Affected line item
	December 31,		in the
AOCI	2015	2014	Statements of Operations
Net unrealized gain (loss) on securities:
Available-for-sale securities	$758	(44)	Realized investment gains, net
	265	(15)	Income tax (benefit) expense

	493	(29)	Net (loss) income

OTTI gains in OCI:
Other than temporary impairments	(180)	115	Realized investment gains, net
	(63)	41	Income tax (benefit) expense

	(117)	74	Net (loss) income

Total amounts reclassified from AOCI	$376	45	Total net (loss) income

(20)	Subsequent Events

No material subsequent events have occurred since December 31, 2015, through March 31, 2016 that require adjustments to the financial statements.

Financial Statements and Supplemental Schedules Page 65 of 68	(Continued)

Schedule I

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Summary of Investments – Other than Investments in Related Parties

December 31, 2015

(In thousands)

Type of investment	Amortized cost (1)	Fair value	Amount at which shown in the balance sheet
Fixed-maturity securities:
U.S. government	$72,035	73,223	73,223
States and political subdivisions	11,112	11,044	11,044
Foreign government	505	510	510
Public utilities	36,467	38,667	38,667
Corporate securities	406,982	415,515	415,515
Mortgage-backed securities	133,853	135,603	135,603

Total fixed-maturity securities	660,954	674,562	674,562

Equity Securities, trading	4,383	4,368	4,368

Total other investments	4,383	4,368	4,368

Other investments:
Policy loans	275	275	275
Derivatives	15,064	15,064	15,064

Total other investments	15,339	15,339	15,339

Total investments	$680,676	694,269	694,269

(1)	Original cost of fixed-maturity securities reduced by repayments and adjusted for amortization of premiums or accrual discounts

See accompanying report of independent registered public accounting firm.

Financial Statements and Supplemental Schedules Page 66 of 68

Schedule II

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Supplementary Insurance Information

Years ended December 31, 2015, 2014, and 2013

(In thousands)

	December 31					Year ended December 31
	Deferred acquisition costs	Deferred sales inducements	Account balances and future benefit reserves	Unearned premiums	Policy and contract claims	Net premium and policy fees	Interest and similar income, net	Net benefits	Net change in deferred sales inducements*	Net change in deferred acquisition costs**	Other operating expenses
2015:
Annuities	$131,754	21,148	738,333	—	—	65,603	25,378	81,285	412	(8,687)	41,145
Other	2,620	—	24,653	1,571	4,157	3,267	2,009	5,814	—	522	647

	$134,374	21,148	762,986	1,571	4,157	68,870	27,387	87,099	412	(8,165)	41,792

2014:
Annuities	$115,271	19,510	670,265	—	—	58,728	27,293	140,536	(1,579)	(15,088)	38,886
Other	3,048	—	20,746	1,518	2,787	2,988	1,566	4,936	—	24	903

	$118,319	19,510	691,011	1,518	2,787	61,716	28,859	145,472	(1,579)	(15,064)	39,789

2013:
Annuities	$100,897	18,345	561,358	—	—	47,281	28,562	(44,376)	2,342	(6,440)	34,595
Other	3,105	—	16,762	1,559	1,528	3,452	1,073	3,931	—	277	924

	$104,002	18,345	578,120	1,559	1,528	50,733	29,635	(40,445)	2,342	(6,163)	35,519

*	See note 8 for aggregate gross amortization of deferred sales inducements.
**	See note 7 for aggregate gross amortization of deferred acquisition costs.

See accompanying report of independent registered public accounting firm.

Financial Statements and Supplemental Schedules Page 67 of 68

Schedule III

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Reinsurance

Years ended December 31, 2015, 2014, and 2013

(In thousands)

	Direct	Ceded to other	Assumed from other	Net	Percentage of amount assumed
Year ended	amount	companies	companies	amount	to net
December 31, 2015:
Life insurance in force	$71,620	61,791	—	9,829	—%
Premiums and policy fees:
Life	$1,144	842	—	302	—
Annuities	65,603	—	—	65,603	—
Accident and health	3,470	505	—	2,965	—

Total premiums and policy fees	$70,217	1,347	—	68,870	—%

December 31, 2014:
Life insurance in force	$77,593	67,376	—	10,217	—%
Premiums and policy fees:
Life	$902	916	—	(14)	—
Annuities	58,727	—	—	58,727	—
Accident and health	3,529	526	—	3,003	—

Total premiums and policy fees	$63,158	1,442	—	61,716	—%

December 31, 2013:
Life insurance in force	$84,046	73,019	—	11,027	—%
Premiums and policy fees:
Life	$1,389	975	—	414	—
Annuities	47,280	—	—	47,280	—
Accident and health	3,613	574	—	3,039	—

Total premiums and policy fees	$52,282	1,549	—	50,733	—%

See accompanying report of independent registered public accounting firm.

Financial Statements and Supplemental Schedules Page 68 of 68

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

of

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements

December 31, 2015

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG LLP 4200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors of Allianz Life Insurance Company of New York and

Contract Owners of Allianz Life of NY Variable Account C:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life of NY Variable Account C (the Variable Account) as of December 31, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life of NY Variable Account C as of December 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota

March 24, 2016

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	Allianz NFJ Dividend Value VIT Portfolio	AZL Balanced Index Strategy Fund
Assets:
Investments at Net Asset Value	$80	$69	$24	$2	$170	$31,035

Total Assets	80	69	24	2	170	31,035

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	80	69	24	2	170	31,035

Contract Owners’ Equity:
Contracts in Accumulation Period	80	69	24	2	170	31,035
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$80	$69	$24	$2	$170	$31,035

Investment Shares	1	1	1	—	15	2,010
Investments at Cost	$70	$73	$21	$2	$200	$27,825

	AZL BlackRock Capital Appreciation Fund	AZL Boston Company Research Growth Fund	AZL DFA Multi- Strategy Fund	AZL Enhanced Bond Index Fund	AZL Federated Clover Small Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund
Assets:
Investments at Net Asset Value	$21,643	$7,256	$116,196	$1,455	$9,743	$42,283

Total Assets	21,643	7,256	116,196	1,455	9,743	42,283

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	21,643	7,256	116,196	1,455	9,743	42,283

Contract Owners’ Equity:
Contracts in Accumulation Period	21,643	7,256	116,196	1,455	9,743	42,283
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$21,643	$7,256	$116,196	$1,455	$9,743	$42,283

Investment Shares	1,410	531	6,427	135	565	3,506
Investments at Cost	$20,643	$6,511	$96,076	$1,483	$10,548	$42,704

See accompanying notes to financial statements	(Continued)
3

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	AZL Gateway Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund	AZL JPMorgan International Opportunities Fund
Assets:
Investments at Net Asset Value	$9,527	$6,506	$45,206	$8,850	$14,487	$12,615

Total Assets	9,527	6,506	45,206	8,850	14,487	12,615

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	9,527	6,506	45,206	8,850	14,487	12,615

Contract Owners’ Equity:
Contracts in Accumulation Period	9,527	6,506	45,206	8,850	14,487	12,615
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$9,527	$6,506	$45,206	$8,850	$14,487	$12,615

Investment Shares	797	451	3,008	654	882	765
Investments at Cost	$8,622	$6,712	$42,031	$8,747	$14,072	$12,358

	AZL JPMorgan U.S. Equity Fund	AZL MetWest Total Return Bond Fund	AZL MFS Investors Trust Fund	AZL MFS Mid Cap Value Fund	AZL MFS Value Fund	AZL Mid Cap Index Fund
Assets:
Investments at Net Asset Value	$11,677	$1,211	$10,249	$10,141	$10,252	$7,862

Total Assets	11,677	1,211	10,249	10,141	10,252	7,862

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	11,677	1,211	10,249	10,141	10,252	7,862

Contract Owners’ Equity:
Contracts in Accumulation Period	11,677	1,211	10,249	10,141	10,252	7,862
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$11,677	$1,211	$10,249	$10,141	$10,252	$7,862

Investment Shares	716	121	527	1,189	812	373
Investments at Cost	$8,787	$1,218	$8,438	$11,178	$8,274	$7,718

See accompanying notes to financial statements	(Continued)
4

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	AZL Money Market Fund	AZL Morgan Stanley Global Real Estate Fund	AZL Multi- Manager Mid Cap Growth Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Allocation Fund	AZL MVP DFA Multi- Strategy Fund
Assets:
Investments at Net Asset Value	$34,736	$2,646	$18,788	$31,706	$94,167	$658

Total Assets	34,736	2,646	18,788	31,706	94,167	658

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	34,736	2,646	18,788	31,706	94,167	658

Contract Owners’ Equity:
Contracts in Accumulation Period	34,706	2,646	18,788	31,706	94,167	658
Contracts in Annuity Payment Period	30	—	—	—	—	—

Total Contract Owners’ Equity	$34,736	$2,646	$18,788	$31,706	$94,167	$658

Investment Shares	34,736	252	1,430	2,578	8,062	69
Investments at Cost	$34,736	$2,257	$20,497	$30,330	$92,584	$663

	AZL MVP Franklin Templeton Founding Strategy Plus Fund	AZL MVP Fusion Balanced Fund	AZL MVP Fusion Conservative Fund	AZL MVP Fusion Growth Fund	AZL MVP Fusion Moderate Fund	AZL MVP Growth Index Strategy Fund
Assets:
Investments at Net Asset Value	$34,898	$97,538	$26,556	$36,678	$246,882	$173,827

Total Assets	34,898	97,538	26,556	36,678	246,882	173,827

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	34,898	97,538	26,556	36,678	246,882	173,827

Contract Owners’ Equity:
Contracts in Accumulation Period	34,898	97,538	26,556	36,678	246,882	173,827
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$34,898	$97,538	$26,556	$36,678	$246,882	$173,827

Investment Shares	3,080	8,068	2,226	2,958	20,403	12,829
Investments at Cost	$37,443	$94,036	$26,931	$33,853	$232,998	$165,045

See accompanying notes to financial statements	(Continued)
5

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	AZL MVP Invesco Equity and Income Fund	AZL MVP T. Rowe Price Capital Appreciation Fund	AZL NFJ International Value Fund	AZL Oppenheimer Discovery Fund	AZL Pyramis Total Bond Fund	AZL Russell 1000 Growth Index Fund
Assets:
Investments at Net Asset Value	$59,387	$67,541	$186	$5,341	$7,751	$2,202

Total Assets	59,387	67,541	186	5,341	7,751	2,202

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	59,387	67,541	186	5,341	7,751	2,202

Contract Owners’ Equity:
Contracts in Accumulation Period	59,387	67,541	186	5,341	7,751	2,202
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$59,387	$67,541	$186	$5,341	$7,751	$2,202

Investment Shares	4,402	6,208	19	423	787	144
Investments at Cost	$58,689	$66,584	$218	$5,280	$7,926	$2,380

	AZL Russell 1000 Value Index Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL T. Rowe Price Capital Appreciation Fund
Assets:
Investments at Net Asset Value	$1,578	$33,771	$932	$5,662	$5,876	$23,741

Total Assets	1,578	33,771	932	5,662	5,876	23,741

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	1,578	33,771	932	5,662	5,876	23,741

Contract Owners’ Equity:
Contracts in Accumulation Period	1,578	33,751	932	5,662	5,876	23,722
Contracts in Annuity Payment Period	—	20	—	—	—	19

Total Contract Owners’ Equity	$1,578	$33,771	$932	$5,662	$5,876	$23,741

Investment Shares	122	2,373	154	937	436	1,480
Investments at Cost	$1,757	$27,160	$736	$6,685	$5,085	$19,752

See accompanying notes to financial statements	(Continued)
6

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Select Smaller- Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio
Assets:
Investments at Net Asset Value	$—	$110,116	$70	$377	$13	$1,696

Total Assets	—	110,116	70	377	13	1,696

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	—	110,116	70	377	13	1,696

Contract Owners’ Equity:
Contracts in Accumulation Period	—	110,116	70	377	13	1,696
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$—	$110,116	$70	$377	$13	$1,696

Investment Shares	—	8,444	3	20	—	127
Investments at Cost	$—	$119,759	$84	$238	$8	$1,525

	Davis VA Value Portfolio	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating- Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio
Assets:
Investments at Net Asset Value	$162	$—	$228	$22	$3,665	$11,144

Total Assets	162	—	228	22	3,665	11,144

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	162	—	228	22	3,665	11,144

Contract Owners’ Equity:
Contracts in Accumulation Period	162	—	228	22	3,665	11,144
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$162	$—	$228	$22	$3,665	$11,144

Investment Shares	17	—	26	3	310	1,009
Investments at Cost	$180	$—	$243	$25	$3,399	$10,853

See accompanying notes to financial statements	(Continued)
7

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio	Franklin Founding Funds Allocation VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Growth and Income VIP Fund	Franklin High Income VIP Fund
Assets:
Investments at Net Asset Value	$46	$—	$8,283	$3,980	$15,961	$15,931

Total Assets	46	—	8,283	3,980	15,961	15,931

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	46	—	8,283	3,980	15,961	15,931

Contract Owners’ Equity:
Contracts in Accumulation Period	46	—	8,283	3,963	15,768	15,925
Contracts in Annuity Payment Period	—	—	—	17	193	6

Total Contract Owners’ Equity	$46	$—	$8,283	$3,980	$15,961	$15,931

Investment Shares	1	—	1,227	252	1,003	2,913
Investments at Cost	$49	$—	$8,828	$4,416	$14,721	$18,855

	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Small- Mid Cap Growth VIP Fund
Assets:
Investments at Net Asset Value	$120,673	$5,087	$25,520	$16,822	$1,463	$3,865

Total Assets	120,673	5,087	25,520	16,822	1,463	3,865

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	120,673	5,087	25,520	16,822	1,463	3,865

Contract Owners’ Equity:
Contracts in Accumulation Period	120,510	5,075	25,496	16,718	1,463	3,845
Contracts in Annuity Payment Period	163	12	24	104	—	20

Total Contract Owners’ Equity	$120,673	$5,087	$25,520	$16,822	$1,463	$3,865

Investment Shares	8,476	278	1,326	671	82	207
Investments at Cost	$130,664	$4,556	$23,873	$11,721	$1,282	$4,204

See accompanying notes to financial statements	(Continued)
8

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund	Invesco V.I. American Franchise Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced- Risk Allocation Fund	Invesco V.I. Core Equity Fund
Assets:
Investments at Net Asset Value	$14	$31,921	$182	$31	$—	$52

Total Assets	14	31,921	182	31	—	52

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	14	31,921	182	31	—	52

Contract Owners’ Equity:
Contracts in Accumulation Period	14	31,895	182	31	—	52
Contracts in Annuity Payment Period	—	26	—	—	—	—

Total Contract Owners’ Equity	$14	$31,921	$182	$31	$—	$52

Investment Shares	1	2,550	3	2	—	2
Investments at Cost	$17	$32,873	$118	$40	$—	$41

	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio	Ivy Funds VIP Global Natural Resources Portfolio	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio	Ivy Funds VIP Science and Technology Portfolio
Assets:
Investments at Net Asset Value	$5	$5	$—	$14	$—	$8

Total Assets	5	5	—	14	—	8

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	5	5	—	14	—	8

Contract Owners’ Equity:
Contracts in Accumulation Period	5	5	—	14	—	8
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$5	$5	$—	$14	$—	$8

Investment Shares	1	1	—	1	—	—
Investments at Cost	$7	$8	$—	$14	$—	$8

See accompanying notes to financial statements	(Continued)
9

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	Jennison Portfolio	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement U.S. Small- Mid Cap Equity Portfolio	MFS VIT II International Value Portfolio
Assets:
Investments at Net Asset Value	$248	$584	$22	$—	$—	$8

Total Assets	248	584	22	—	—	8

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	248	584	22	—	—	8

Contract Owners’ Equity:
Contracts in Accumulation Period	248	584	22	—	—	8
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$248	$584	$22	$—	$—	$8

Investment Shares	6	54	1	—	—	—
Investments at Cost	$122	$592	$10	$—	$—	$8

	MFS VIT Total Return Bond Portfolio	MFS VIT Utilities Portfolio	Oppenheimer Global Fund/ VA	Oppenheimer Global Multi- Alternatives Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA
Assets:
Investments at Net Asset Value	$2,819	$4	$907	$—	$273	$14

Total Assets	2,819	4	907	—	273	14

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	2,819	4	907	—	273	14

Contract Owners’ Equity:
Contracts in Accumulation Period	2,819	4	907	—	273	14
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$2,819	$4	$907	$—	$273	$14

Investment Shares	221	—	24	—	56	6
Investments at Cost	$2,898	$4	$673	$—	$305	$15

See accompanying notes to financial statements	(Continued)
10

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio
Assets:
Investments at Net Asset Value	$967	$31,975	$2,816	$12,126	$8,499	$4,886

Total Assets	967	31,975	2,816	12,126	8,499	4,886

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	967	31,975	2,816	12,126	8,499	4,886

Contract Owners’ Equity:
Contracts in Accumulation Period	967	31,975	2,816	12,126	8,499	4,886
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$967	$31,975	$2,816	$12,126	$8,499	$4,886

Investment Shares	33	3,514	407	1,036	969	434
Investments at Cost	$707	$38,313	$5,578	$13,999	$9,401	$5,679

	PIMCO VIT Global Dividend Portfolio	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio
Assets:
Investments at Net Asset Value	$13,186	$19,802	$12,840	$73,569	$66	$36,491

Total Assets	13,186	19,802	12,840	73,569	66	36,491

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	13,186	19,802	12,840	73,569	66	36,491

Contract Owners’ Equity:
Contracts in Accumulation Period	13,186	19,802	12,840	73,569	66	36,491
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$13,186	$19,802	$12,840	$73,569	$66	$36,491

Investment Shares	1,394	1,748	1,390	10,133	6	3,059
Investments at Cost	$14,251	$21,579	$13,510	$79,983	$69	$40,981

See accompanying notes to financial statements	(Continued)
11

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Assets and Liabilities

December 31, 2015

(In thousands)

	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	QS Legg Mason Dynamic Multi- Strategy VIT Portfolio	RCM Dynamic Multi- Asset Plus VIT Portfolio	SP International Growth Portfolio	T. Rowe Price Blue Chip Growth Portfolio
Assets:
Investments at Net Asset Value	$93,671	$20,400	$—	$638	$36	$30

Total Assets	93,671	20,400	—	638	36	30

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	93,671	20,400	—	638	36	30

Contract Owners’ Equity:
Contracts in Accumulation Period	93,671	20,400	—	638	36	30
Contracts in Annuity Payment Period	—	—	—	—	—	—

Total Contract Owners’ Equity	$93,671	$20,400	$—	$638	$36	$30

Investment Shares	8,854	2,056	—	69	6	1
Investments at Cost	$99,236	$21,291	$—	$642	$40	$26

	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Foreign VIP Fund	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund	Total All Funds
Assets:
Investments at Net Asset Value	$34	$8	$7,153	$80,718	$16,196	$2,209,929

Total Assets	34	8	7,153	80,718	16,196	2,209,929

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—	—

Total Liabilities	—	—	—	—	—	—

Net Assets:	34	8	7,153	80,718	16,196	$2,209,929

Contract Owners’ Equity:
Contracts in Accumulation Period	34	8	7,106	80,685	16,178	$2,209,197
Contracts in Annuity Payment Period	—	—	47	33	18	$732

Total Contract Owners’ Equity	$34	$8	$7,153	$80,718	$16,196	$2,209,929

Investment Shares	1	—	534	5,104	1,212	$210,357
Investments at Cost	$36	$8	$7,465	$92,800	$15,712	$2,196,478

See accompanying notes to financial statements
12

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	Allianz NFJ Dividend Value VIT Portfolio	AZL Balanced Index Strategy Fund
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$—	$—	$5	$339

Expenses:
Mortality and Expense Risk Charges	3	1	—	—	3	588

Investment Income (Loss), Net	(3)	(1)	—	—	2	(249)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	9	8	—	1	24	601
Realized Gains (Losses) on Sales of Investments, Net	55	—	—	—	(17)	725

Realized Gains (Losses) on Investments, Net	64	8	—	1	7	1,326

Net Change in Unrealized Appreciation (Depreciation) on Investments	(38)	(6)	—	(1)	(31)	(1,623)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	26	2	—	—	(24)	(297)

Net Increase (Decrease) in Net Assets From Operations	$23	$1	$—	$—	$(22)	$(546)

	AZL BlackRock Capital Appreciation Fund	AZL Boston Company Research Growth Fund	AZL DFA Multi- Strategy Fund	AZL Enhanced Bond Index Fund	AZL Federated Clover Small Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund
Investment Income:
Dividends Reinvested in Fund Shares	$—	$15	$1,647	$18	$100	$1,581

Expenses:
Mortality and Expense Risk Charges	468	158	2,269	11	257	713

Investment Income (Loss), Net	(468)	(143)	(622)	7	(157)	868

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	4,932	1,048	1,853	11	1,738	978
Realized Gains (Losses) on Sales of Investments, Net	1,166	454	5,651	(1)	322	609

Realized Gains (Losses) on Investments, Net	6,098	1,502	7,504	10	2,060	1,587

Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,621)	(1,111)	(9,600)	(31)	(2,807)	(5,226)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	1,477	391	(2,096)	(21)	(747)	(3,639)

Net Increase (Decrease) in Net Assets From Operations	$1,009	$248	$(2,718)	$(14)	$(904)	$(2,771)

See accompanying notes to financial statements	(Continued)
13

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	AZL Gateway Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund	AZL JPMorgan International Opportunities Fund
Investment Income:
Dividends Reinvested in Fund Shares	$115	$293	$931	$294	$245	$335

Expenses:
Mortality and Expense Risk Charges	153	129	791	191	320	297

Investment Income (Loss), Net	(38)	164	140	103	(75)	38

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	1,801	1,010	918	216
Realized Gains (Losses) on Sales of Investments, Net	127	83	1,240	329	418	302

Realized Gains (Losses) on Investments, Net	127	83	3,041	1,339	1,336	518

Net Change in Unrealized Appreciation (Depreciation) on Investments	(47)	(474)	(4,921)	(1,922)	(1,974)	(707)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	80	(391)	(1,880)	(583)	(638)	(189)

Net Increase (Decrease) in Net Assets From Operations	$42	$(227)	$(1,740)	$(480)	$(713)	$(151)

	AZL JPMorgan U.S. Equity Fund	AZL MetWest Total Return Bond Fund (A)	AZL MFS Investors Trust Fund	AZL MFS Mid Cap Value Fund	AZL MFS Value Fund	AZL Mid Cap Index Fund
Investment Income:
Dividends Reinvested in Fund Shares	$129	$—	$84	$67	$242	$94

Expenses:
Mortality and Expense Risk Charges	249	4	247	208	222	137

Investment Income (Loss), Net	(120)	(4)	(163)	(141)	20	(43)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	1	1,496	3,018	—	536
Realized Gains (Losses) on Sales of Investments, Net	747	—	836	365	648	238

Realized Gains (Losses) on Investments, Net	747	1	2,332	3,383	648	774

Net Change in Unrealized Appreciation (Depreciation) on Investments	(885)	(7)	(2,387)	(3,704)	(956)	(1,104)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(138)	(6)	(55)	(321)	(308)	(330)

Net Increase (Decrease) in Net Assets From Operations	$(258)	$(10)	$(218)	$(462)	$(288)	$(373)

See accompanying notes to financial statements	(Continued)
14

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	AZL Money Market Fund	AZL Morgan Stanley Global Real Estate Fund	AZL Multi- Manager Mid Cap Growth Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Allocation Fund	AZL MVP DFA Multi- Strategy Fund (B)
Investment Income:
Dividends Reinvested in Fund Shares	$—	$127	$—	$230	$1,064	$—

Expenses:
Mortality and Expense Risk Charges	624	75	439	429	1,371	—

Investment Income (Loss), Net	(624)	52	(439)	(199)	(307)	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	2	—	3,394	315	1,480	—
Realized Gains (Losses) on Sales of Investments, Net	—	155	392	177	569	—

Realized Gains (Losses) on Investments, Net	2	155	3,786	492	2,049	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(317)	(5,025)	(908)	(4,725)	(5)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	2	(162)	(1,239)	(416)	(2,676)	(5)

Net Increase (Decrease) in Net Assets From Operations	$(622)	$(110)	$(1,678)	$(615)	$(2,983)	$(5)

	AZL MVP Franklin Templeton Founding Strategy Plus Fund	AZL MVP Fusion Balanced Fund	AZL MVP Fusion Conservative Fund	AZL MVP Fusion Growth Fund	AZL MVP Fusion Moderate Fund	AZL MVP Growth Index Strategy Fund
Investment Income:
Dividends Reinvested in Fund Shares	$486	$1,350	$368	$495	$3,275	$1,400

Expenses:
Mortality and Expense Risk Charges	502	1,801	435	824	4,244	2,488

Investment Income (Loss), Net	(16)	(451)	(67)	(329)	(969)	(1,088)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	574	4,062	903	—	9,825	1,460
Realized Gains (Losses) on Sales of Investments, Net	(35)	1,916	151	864	3,864	1,464

Realized Gains (Losses) on Investments, Net	539	5,978	1,054	864	13,689	2,924

Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,248)	(8,982)	(1,644)	(2,255)	(22,343)	(6,404)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(2,709)	(3,004)	(590)	(1,391)	(8,654)	(3,480)

Net Increase (Decrease) in Net Assets From Operations	$(2,725)	$(3,455)	$(657)	$(1,720)	$(9,623)	$(4,568)

See accompanying notes to financial statements	(Continued)
15

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	AZL MVP Invesco Equity and Income Fund	AZL MVP T. Rowe Price Capital Appreciation Fund	AZL NFJ International Value Fund	AZL Oppenheimer Discovery Fund	AZL Pyramis Total Bond Fund	AZL Russell 1000 Growth Index Fund
Investment Income:
Dividends Reinvested in Fund Shares	$285	$—	$4	$—	$154	$19

Expenses:
Mortality and Expense Risk Charges	865	784	1	142	110	22

Investment Income (Loss), Net	(580)	(784)	3	(142)	44	(3)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,398	21	1	845	—	235
Realized Gains (Losses) on Sales of Investments, Net	520	93	(2)	376	7	(14)

Realized Gains (Losses) on Investments, Net	1,918	114	(1)	1,221	7	221

Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,101)	1,302	(27)	(1,040)	(245)	(184)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(2,183)	1,416	(28)	181	(238)	37

Net Increase (Decrease) in Net Assets From Operations	$(2,763)	$632	$(25)	$39	$(194)	$34

	AZL Russell 1000 Value Index Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL T. Rowe Price Capital Appreciation Fund
Investment Income:
Dividends Reinvested in Fund Shares	$23	$701	$14	$66	$68	$131

Expenses:
Mortality and Expense Risk Charges	16	642	16	160	152	482

Investment Income (Loss), Net	7	59	(2)	(94)	(84)	(351)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	99	—	41	251	568	775
Realized Gains (Losses) on Sales of Investments, Net	(6)	1,939	64	(23)	492	1,033

Realized Gains (Losses) on Investments, Net	93	1,939	105	228	1,060	1,808

Net Change in Unrealized Appreciation (Depreciation) on Investments	(176)	(2,251)	(256)	(1,123)	(1,268)	(855)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(83)	(312)	(151)	(895)	(208)	953

Net Increase (Decrease) in Net Assets From Operations	$(76)	$(253)	$(153)	$(989)	$(292)	$602

See accompanying notes to financial statements	(Continued)
16

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Select Smaller- Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$—	$1,220	$—	$—	$—	$15

Expenses:
Mortality and Expense Risk Charges	—	2,031	—	9	—	44

Investment Income (Loss), Net	—	(811)	—	(9)	—	(29)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	6,855	8	—	2	207
Realized Gains (Losses) on Sales of Investments, Net	—	(10)	—	15	—	54

Realized Gains (Losses) on Investments, Net	—	6,845	8	15	2	261

Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(8,966)	(14)	(26)	(1)	(237)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	—	(2,121)	(6)	(11)	1	24

Net Increase (Decrease) in Net Assets From Operations	$—	$(2,932)	$(6)	$(20)	$1	$(5)

	Davis VA Value Portfolio	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating- Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$1	$—	$8	$—	$36	$109

Expenses:
Mortality and Expense Risk Charges	3	—	1	—	65	182

Investment Income (Loss), Net	(2)	—	7	—	(29)	(73)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	26	—	—	—	128	815
Realized Gains (Losses) on Sales of Investments, Net	—	—	(1)	(1)	59	92

Realized Gains (Losses) on Investments, Net	26	—	(1)	(1)	187	907

Net Change in Unrealized Appreciation (Depreciation) on Investments	(25)	—	(10)	(3)	(221)	(983)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	1	—	(11)	(4)	(34)	(76)

Net Increase (Decrease) in Net Assets From Operations	$(1)	$—	$(4)	$(4)	$(63)	$(149)

See accompanying notes to financial statements	(Continued)
17

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio	Franklin Founding Funds Allocation VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Growth and Income VIP Fund	Franklin High Income VIP Fund
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$288	$145	$608	$1,227

Expenses:
Mortality and Expense Risk Charges	—	—	243	79	264	314

Investment Income (Loss), Net	—	—	45	66	344	913

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	2	—	16	—	384	—
Realized Gains (Losses) on Sales of Investments, Net	—	—	13	(101)	317	(172)

Realized Gains (Losses) on Investments, Net	2	—	29	(101)	701	(172)

Net Change in Unrealized Appreciation (Depreciation) on Investments	(5)	—	(880)	(13)	(1,407)	(2,653)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(3)	—	(851)	(114)	(706)	(2,825)

Net Increase (Decrease) in Net Assets From Operations	$(3)	$—	$(806)	$(48)	$(362)	$(1,912)

	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Small- Mid Cap Growth VIP Fund
Investment Income:
Dividends Reinvested in Fund Shares	$5,778	$23	$873	$290	$12	$—

Expenses:
Mortality and Expense Risk Charges	2,046	93	551	314	36	73

Investment Income (Loss), Net	3,732	(70)	322	(24)	(24)	(73)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	1,338	1,897	1,905	246	989
Realized Gains (Losses) on Sales of Investments, Net	(20)	190	988	1,005	67	80

Realized Gains (Losses) on Investments, Net	(20)	1,528	2,885	2,910	313	1,069

Net Change in Unrealized Appreciation (Depreciation) on Investments	(14,842)	(1,246)	(5,053)	(3,843)	(444)	(1,141)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(14,862)	282	(2,168)	(933)	(131)	(72)

Net Increase (Decrease) in Net Assets From Operations	$(11,130)	$212	$(1,846)	$(957)	$(155)	$(145)

See accompanying notes to financial statements	(Continued)
18

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund	Invesco V.I. American Franchise Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced- Risk Allocation Fund	Invesco V.I. Core Equity Fund
Investment Income:
Dividends Reinvested in Fund Shares	$1	$810	$—	$—	$—	$1

Expenses:
Mortality and Expense Risk Charges	—	548	3	—	—	1

Investment Income (Loss), Net	1	262	(3)	—	—	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	1	4	—	6
Realized Gains (Losses) on Sales of Investments, Net	—	(201)	4	(1)	—	—

Realized Gains (Losses) on Investments, Net	—	(201)	5	3	—	6

Net Change in Unrealized Appreciation (Depreciation) on Investments	(2)	(443)	4	(9)	—	(10)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(2)	(644)	9	(6)	—	(4)

Net Increase (Decrease) in Net Assets From Operations	$(1)	$(382)	$6	$(6)	$—	$(4)

	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio	Ivy Funds VIP Global Natural Resources Portfolio	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio	Ivy Funds VIP Science and Technology Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$—	$—	$—	$—

Expenses:
Mortality and Expense Risk Charges	—	—	—	—	—	—

Investment Income (Loss), Net	—	—	—	—	—	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1	—	—	2	—	—
Realized Gains (Losses) on Sales of Investments, Net	—	—	—	—	—	—

Realized Gains (Losses) on Investments, Net	1	—	—	2	—	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	(1)	(2)	—	(1)	—	(1)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	—	(2)	—	1	—	(1)

Net Increase (Decrease) in Net Assets From Operations	$—	$(2)	$—	$1	$—	$(1)

See accompanying notes to financial statements	(Continued)
19

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	Jennison Portfolio	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement U.S. Small- Mid Cap Equity Portfolio	MFS VIT II International Value Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$—	$9	$—	$—	$—	$—

Expenses:
Mortality and Expense Risk Charges	7	5	—	—	—	—

Investment Income (Loss), Net	(7)	4	—	—	—	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	1	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	65	—	—	—	—	1

Realized Gains (Losses) on Investments, Net	65	—	1	—	—	1

Net Change in Unrealized Appreciation (Depreciation) on Investments	(32)	(8)	(1)	—	—	—

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	33	(8)	—	—	—	1

Net Increase (Decrease) in Net Assets From Operations	$26	$(4)	$—	$—	$—	$1

	MFS VIT Total Return Bond Portfolio	MFS VIT Utilities Portfolio	Oppenheimer Global Fund/ VA	Oppenheimer Global Multi- Alternatives Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA
Investment Income:
Dividends Reinvested in Fund Shares	$73	$—	$13	$—	$17	$—

Expenses:
Mortality and Expense Risk Charges	59	—	23	—	5	—

Investment Income (Loss), Net	14	—	(10)	—	12	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	64	—	—	1
Realized Gains (Losses) on Sales of Investments, Net	13	—	36	—	(1)	—

Realized Gains (Losses) on Investments, Net	13	—	100	—	(1)	1

Net Change in Unrealized Appreciation (Depreciation) on Investments	(81)	(1)	(70)	—	(26)	—

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(68)	(1)	30	—	(27)	1

Net Increase (Decrease) in Net Assets From Operations	$(54)	$(1)	$20	$—	$(15)	$1

See accompanying notes to financial statements	(Continued)
20

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	Oppenheimer Main Street Fund/VA	PIMCO VIT All Asset Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$10	$1,187	$159	$702	$157	$98

Expenses:
Mortality and Expense Risk Charges	25	589	78	234	123	102

Investment Income (Loss), Net	(15)	598	81	468	34	(4)

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	166	—	—	66	—	—
Realized Gains (Losses) on Sales of Investments, Net	90	(559)	(542)	(210)	(72)	(142)

Realized Gains (Losses) on Investments, Net	256	(559)	(542)	(144)	(72)	(142)

Net Change in Unrealized Appreciation (Depreciation) on Investments	(229)	(3,848)	(581)	(830)	(491)	(173)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	27	(4,407)	(1,123)	(974)	(563)	(315)

Net Increase (Decrease) in Net Assets From Operations	$12	$(3,809)	$(1,042)	$(506)	$(529)	$(319)

	PIMCO VIT Global Dividend Portfolio	PIMCO VIT Global Multi- Asset Managed Allocation Portfolio	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$810	$369	$181	$3,921	$2	$1,564

Expenses:
Mortality and Expense Risk Charges	324	372	194	1,203	—	643

Investment Income (Loss), Net	486	(3)	(13)	2,718	2	921

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,456	—	—	1,177	—	—
Realized Gains (Losses) on Sales of Investments, Net	490	(198)	13	(96)	—	(296)

Realized Gains (Losses) on Investments, Net	1,946	(198)	13	1,081	—	(296)

Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,020)	(144)	(368)	(6,264)	(2)	(2,291)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(2,074)	(342)	(355)	(5,183)	(2)	(2,587)

Net Increase (Decrease) in Net Assets From Operations	$(1,588)	$(345)	$(368)	$(2,465)	$—	$(1,666)

See accompanying notes to financial statements	(Continued)
21

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Operations

For the year ended December 31, 2015

(In thousands)

	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	QS Legg Mason Dynamic Multi- Strategy VIT Portfolio	RCM Dynamic Multi- Asset Plus VIT Portfolio (B)	SP International Growth Portfolio	T. Rowe Price Blue Chip Growth Portfolio
Investment Income:
Dividends Reinvested in Fund Shares	$4,779	$720	$—	$—	$—	$—

Expenses:
Mortality and Expense Risk Charges	1,625	332	—	—	1	—

Investment Income (Loss), Net	3,154	388	—	—	(1)	—

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,003	5	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	(110)	(37)	—	—	—	1

Realized Gains (Losses) on Investments, Net	893	(32)	—	—	—	1

Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,247)	(1,067)	—	(4)	1	3

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(4,354)	(1,099)	—	(4)	1	4

Net Increase (Decrease) in Net Assets From Operations	$(1,200)	$(711)	$—	$(4)	$—	$4

	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Foreign VIP Fund	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund	Total All Funds
Investment Income:
Dividends Reinvested in Fund Shares	$1	$—	$278	$6,406	$497	$50,192

Expenses:
Mortality and Expense Risk Charges	—	—	136	1,317	348	38,688

Investment Income (Loss), Net	1	—	142	5,089	149	11,504

Realized Gains (Losses) and Unrealized Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1	1	265	416	—	65,902
Realized Gains (Losses) on Sales of Investments, Net	—	—	142	(748)	405	28,915

Realized Gains (Losses) on Investments, Net	1	1	407	(332)	405	94,817

Net Change in Unrealized Appreciation (Depreciation) on Investments	(4)	—	(1,113)	(9,648)	(2,033)	(191,313)

Total Realized Gains (Losses) & Changes in Appreciation (Depreciation) on Investments	(3)	1	(706)	(9,980)	(1,628)	(96,496)

Net Increase (Decrease) in Net Assets From Operations	$(2)	$1	$(564)	$(4,891)	$(1,479)	$(84,992)

(A)	Period from April 27, 2015 (fund commencement) to December 31, 2015
(B)	Period from November 23, 2015 (fund commencement) to December 31, 2015

See accompanying notes to financial statements
22

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(3)	$(4)	$(1)	$(1)	$—	$—
Realized Gains (Losses) on Investments, Net	64	43	8	11	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(38)	(8)	(6)	(4)	—	2

Net Increase (Decrease) in Net Assets From Operations	23	31	1	6	—	2

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—	—	—
Surrenders and Terminations	(224)	(2)	—	(1)	—	(1)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(224)	(2)	—	(1)	—	(1)

Increase (Decrease) in Net Assets	(201)	29	1	5	—	1
Net Assets at Beginning of Period	281	252	68	63	24	23

Net Assets at End of Period	$80	$281	$69	$68	$24	$24

	Alger American SmallCap Growth Portfolio		Allianz NFJ Dividend Value VIT Portfolio		AZL Balanced Index Strategy Fund
	2015	2014	2015	2014 (E)	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$2	$—	$(249)	$(124)
Realized Gains (Losses) on Investments, Net	1	—	7	2	1,326	1,657
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1)	—	(31)	1	(1,623)	(191)

Net Increase (Decrease) in Net Assets From Operations	—	—	(22)	3	(546)	1,342

Contract Transactions-All Products
Purchase Payments	—	—	90	110	333	355
Transfers Between Funds or (to) from General Account	—	—	140	(51)	(219)	792
Surrenders and Terminations	—	—	(102)	—	(1,422)	(980)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	4	10	4
Contract Maintenance Charge	—	—	—	—	(4)	(4)
Rider charge	—	—	(2)	—	(340)	(316)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	—	126	63	(1,642)	(149)

Increase (Decrease) in Net Assets	—	—	104	66	(2,188)	1,193
Net Assets at Beginning of Period	2	2	66	—	33,223	32,030

Net Assets at End of Period	$2	$2	$170	$66	$31,035	$33,223

See accompanying notes to financial statements	(Continued)
23

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	AZL BlackRock Capital Appreciation Fund		AZL Boston Company Research Growth Fund		AZL DFA Multi-Strategy Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(468)	$(488)	$(143)	$(151)	$(622)	$(678)
Realized Gains (Losses) on Investments, Net	6,098	4,334	1,502	1,031	7,504	4,385
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,621)	(2,192)	(1,111)	(392)	(9,600)	2,762

Net Increase (Decrease) in Net Assets From Operations	1,009	1,654	248	488	(2,718)	6,469

Contract Transactions-All Products
Purchase Payments	979	1,173	468	442	1,501	2,803
Transfers Between Funds or (to) from General Account	(1,439)	(2,686)	(359)	(286)	(19,217)	14,057
Surrenders and Terminations	(2,736)	(2,009)	(1,063)	(548)	(6,795)	(4,753)
Rescissions	—	(1)	—	—	—	(59)
Bonus (Recapture)	22	11	—	2	5	5
Contract Maintenance Charge	(3)	(3)	(1)	(1)	(13)	(12)
Rider charge	(134)	(131)	(34)	(29)	(1,882)	(1,715)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(3,311)	(3,646)	(989)	(420)	(26,401)	10,326

Increase (Decrease) in Net Assets	(2,302)	(1,992)	(741)	68	(29,119)	16,795
Net Assets at Beginning of Period	23,945	25,937	7,997	7,929	145,315	128,520

Net Assets at End of Period	$21,643	$23,945	$7,256	$7,997	$116,196	$145,315

	AZL Enhanced Bond Index Fund		AZL Federated Clover Small Value Fund		AZL Franklin Templeton Founding Strategy Plus Fund
	2015	2014 (D)	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$7	$—	$(157)	$(203)	$868	$(99)
Realized Gains (Losses) on Investments, Net	10	—	2,060	2,875	1,587	1,957
Net Change in Unrealized Appreciation (Depreciation) on Investments	(31)	3	(2,807)	(1,935)	(5,226)	(1,632)

Net Increase (Decrease) in Net Assets From Operations	(14)	3	(904)	737	(2,771)	226

Contract Transactions-All Products
Purchase Payments	787	320	225	152	437	973
Transfers Between Funds or (to) from General Account	423	21	(1,186)	(2,650)	6,829	2,704
Surrenders and Terminations	(76)	(1)	(1,590)	(1,386)	(2,821)	(2,737)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	1	—	11	5	1	6
Contract Maintenance Charge	—	—	(1)	(2)	(5)	(5)
Rider charge	(8)	(1)	(27)	(34)	(580)	(535)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	1,127	339	(2,568)	(3,915)	3,861	406

Increase (Decrease) in Net Assets	1,113	342	(3,472)	(3,178)	1,090	632
Net Assets at Beginning of Period	342	—	13,215	16,393	41,193	40,561

Net Assets at End of Period	$1,455	$342	$9,743	$13,215	$42,283	$41,193

See accompanying notes to financial statements	(Continued)
24

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	AZL Gateway Fund		AZL International Index Fund		AZL Invesco Equity and Income Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(38)	$(35)	$164	$(5)	$140	$(406)
Realized Gains (Losses) on Investments, Net	127	148	83	273	3,041	2,829
Net Change in Unrealized Appreciation (Depreciation) on Investments	(47)	33	(474)	(832)	(4,921)	197

Net Increase (Decrease) in Net Assets From Operations	42	146	(227)	(564)	(1,740)	2,620

Contract Transactions-All Products
Purchase Payments	411	116	669	893	941	1,581
Transfers Between Funds or (to) from General Account	(546)	1,102	(194)	82	5,540	4,714
Surrenders and Terminations	(372)	(422)	(272)	(378)	(2,676)	(2,188)
Rescissions	—	(45)	(7)	—	—	—
Bonus (Recapture)	2	(2)	3	3	5	38
Contract Maintenance Charge	(1)	(1)	(1)	(1)	(5)	(4)
Rider charge	(160)	(142)	(56)	(47)	(592)	(471)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(666)	606	142	552	3,213	3,670

Increase (Decrease) in Net Assets	(624)	752	(85)	(12)	1,473	6,290
Net Assets at Beginning of Period	10,151	9,399	6,591	6,603	43,733	37,443

Net Assets at End of Period	$9,527	$10,151	$6,506	$6,591	$45,206	$43,733

	AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund		AZL JPMorgan International Opportunities Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$103	$(109)	$(75)	$(91)	$38	$(130)
Realized Gains (Losses) on Investments, Net	1,339	1,296	1,336	648	518	441
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,922)	(407)	(1,974)	(827)	(707)	(1,741)

Net Increase (Decrease) in Net Assets From Operations	(480)	780	(713)	(270)	(151)	(1,430)

Contract Transactions-All Products
Purchase Payments	453	1,093	546	1,452	890	336
Transfers Between Funds or (to) from General Account	(576)	(1,784)	383	(179)	(742)	99
Surrenders and Terminations	(746)	(1,087)	(1,356)	(897)	(1,216)	(1,032)
Rescissions	—	(6)	—	—	—	(1)
Bonus (Recapture)	4	27	4	16	1	1
Contract Maintenance Charge	(1)	(1)	(2)	(2)	(2)	(2)
Rider charge	(57)	(57)	(74)	(60)	(46)	(44)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(923)	(1,815)	(499)	330	(1,115)	(643)

Increase (Decrease) in Net Assets	(1,403)	(1,035)	(1,212)	60	(1,266)	(2,073)
Net Assets at Beginning of Period	10,253	11,288	15,699	15,639	13,881	15,954

Net Assets at End of Period	$8,850	$10,253	$14,487	$15,699	$12,615	$13,881

See accompanying notes to financial statements	(Continued)
25

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	AZL JPMorgan U.S. Equity Fund		AZL MetWest Total Return Bond Fund		AZL MFS Investors Trust Fund
	2015	2014	2015 (A)	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(120)	$(154)	$(4)	$—	$(163)	$(177)
Realized Gains (Losses) on Investments, Net	747	946	1	—	2,332	1,409
Net Change in Unrealized Appreciation (Depreciation) on Investments	(885)	433	(7)	—	(2,387)	(299)

Net Increase (Decrease) in Net Assets From Operations	(258)	1,225	(10)	—	(218)	933

Contract Transactions-All Products
Purchase Payments	472	771	309	—	387	296
Transfers Between Funds or (to) from General Account	948	(489)	917	—	(893)	(1,242)
Surrenders and Terminations	(1,193)	(804)	(3)	—	(904)	(669)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	2	15	1	—	—	5
Contract Maintenance Charge	(2)	(2)	—	—	(2)	(2)
Rider charge	(38)	(31)	(3)	—	(32)	(33)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	189	(540)	1,221	—	(1,444)	(1,645)

Increase (Decrease) in Net Assets	(69)	685	1,211	—	(1,662)	(712)
Net Assets at Beginning of Period	11,746	11,061	—	—	11,911	12,623

Net Assets at End of Period	$11,677	$11,746	$1,211	$—	$10,249	$11,911

	AZL MFS Mid Cap Value Fund		AZL MFS Value Fund		AZL Mid Cap Index Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(141)	$(177)	$20	$(80)	$(43)	$(80)
Realized Gains (Losses) on Investments, Net	3,383	1,496	648	738	774	704
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,704)	(454)	(956)	276	(1,104)	(75)

Net Increase (Decrease) in Net Assets From Operations	(462)	865	(288)	934	(373)	549

Contract Transactions-All Products
Purchase Payments	569	628	148	499	1,049	1,250
Transfers Between Funds or (to) from General Account	72	(398)	(496)	(1,265)	(284)	(1,448)
Surrenders and Terminations	(872)	(953)	(1,151)	(857)	(468)	(128)
Rescissions	—	—	—	(6)	—	—
Bonus (Recapture)	2	18	2	2	15	23
Contract Maintenance Charge	(1)	(1)	(1)	(1)	(1)	(1)
Rider charge	(68)	(72)	(61)	(62)	(86)	(75)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(298)	(778)	(1,559)	(1,690)	225	(379)

Increase (Decrease) in Net Assets	(760)	87	(1,847)	(756)	(148)	170
Net Assets at Beginning of Period	10,901	10,814	12,099	12,855	8,010	7,840

Net Assets at End of Period	$10,141	$10,901	$10,252	$12,099	$7,862	$8,010

See accompanying notes to financial statements	(Continued)
26

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund		AZL Multi- Manager Mid Cap Growth Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(624)	$(781)	$52	$(45)	$(439)	$(495)
Realized Gains (Losses) on Investments, Net	2	3	155	245	3,786	3,523
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	(317)	172	(5,025)	(3,308)

Net Increase (Decrease) in Net Assets From Operations	(622)	(778)	(110)	372	(1,678)	(280)

Contract Transactions-All Products
Purchase Payments	52,382	40,957	27	49	554	815
Transfers Between Funds or (to) from General Account	(49,259)	(33,248)	(460)	(44)	(998)	(1,563)
Surrenders and Terminations	(11,216)	(9,225)	(373)	(290)	(1,485)	(1,095)
Rescissions	(170)	(178)	—	(6)	(10)	(1)
Bonus (Recapture)	223	642	—	2	14	7
Contract Maintenance Charge	(8)	(8)	—	—	(3)	(3)
Rider charge	(221)	(222)	(6)	(8)	(98)	(100)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(8,269)	(1,282)	(812)	(297)	(2,026)	(1,940)

Increase (Decrease) in Net Assets	(8,891)	(2,060)	(922)	75	(3,704)	(2,220)
Net Assets at Beginning of Period	43,627	45,687	3,568	3,493	22,492	24,712

Net Assets at End of Period	$34,736	$43,627	$2,646	$3,568	$18,788	$22,492

	AZL MVP Balanced Index Strategy Fund		AZL MVP BlackRock Global Allocation Fund		AZL MVP DFA Multi-Strategy Fund
	2015	2014	2015	2014	2015 (B)	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(199)	$(107)	$(307)	$(1,068)	$—	$—
Realized Gains (Losses) on Investments, Net	492	344	2,049	978	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(908)	638	(4,725)	292	(5)	—

Net Increase (Decrease) in Net Assets From Operations	(615)	875	(2,983)	202	(5)	—

Contract Transactions-All Products
Purchase Payments	7,519	7,227	14,571	23,777	181	—
Transfers Between Funds or (to) from General Account	1,699	149	1,691	1,538	482	—
Surrenders and Terminations	(686)	(563)	(2,242)	(1,205)	(1)	—
Rescissions	(123)	—	(12)	(64)	—	—
Bonus (Recapture)	54	29	69	58	1	—
Contract Maintenance Charge	(4)	(3)	(13)	(8)	—	—
Rider charge	(373)	(251)	(1,204)	(884)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	8,086	6,588	12,860	23,212	663	—

Increase (Decrease) in Net Assets	7,471	7,463	9,877	23,414	658	—
Net Assets at Beginning of Period	24,235	16,772	84,290	60,876	—	—

Net Assets at End of Period	$31,706	$24,235	$94,167	$84,290	$658	$—

See accompanying notes to financial statements	(Continued)
27

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	AZL MVP Franklin Templeton Founding Strategy Plus Fund		AZL MVP Fusion Balanced Fund		AZL MVP Fusion Conservative Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(16)	$(117)	$(451)	$(393)	$(67)	$(16)
Realized Gains (Losses) on Investments, Net	539	299	5,978	1,951	1,054	789
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,248)	(291)	(8,982)	1,087	(1,644)	(55)

Net Increase (Decrease) in Net Assets From Operations	(2,725)	(109)	(3,455)	2,645	(657)	718

Contract Transactions-All Products
Purchase Payments	7,159	14,059	7,652	11,039	2,826	4,087
Transfers Between Funds or (to) from General Account	2,198	2,454	(2,810)	146	126	1,043
Surrenders and Terminations	(624)	(254)	(5,092)	(4,141)	(1,706)	(615)
Rescissions	—	(103)	—	—	—	—
Bonus (Recapture)	36	58	65	98	45	73
Contract Maintenance Charge	(5)	(3)	(13)	(11)	(3)	(2)
Rider charge	(413)	(240)	(1,182)	(1,014)	(366)	(296)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	8,351	15,971	(1,380)	6,117	922	4,290

Increase (Decrease) in Net Assets	5,626	15,862	(4,835)	8,762	265	5,008
Net Assets at Beginning of Period	29,272	13,410	102,373	93,611	26,291	21,283

Net Assets at End of Period	$34,898	$29,272	$97,538	$102,373	$26,556	$26,291

	AZL MVP Fusion Growth Fund		AZL MVP Fusion Moderate Fund		AZL MVP Growth Index Strategy Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(329)	$(349)	$(969)	$(942)	$(1,088)	$(838)
Realized Gains (Losses) on Investments, Net	864	1,270	13,689	4,930	2,924	1,842
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,255)	(183)	(22,343)	2,133	(6,404)	4,198

Net Increase (Decrease) in Net Assets From Operations	(1,720)	738	(9,623)	6,121	(4,568)	5,202

Contract Transactions-All Products
Purchase Payments	3,925	5,697	19,356	29,631	35,999	42,581
Transfers Between Funds or (to) from General Account	(1,632)	(533)	(3,722)	(2,844)	9,573	5,953
Surrenders and Terminations	(2,611)	(3,515)	(8,944)	(8,452)	(2,661)	(1,453)
Rescissions	(91)	(97)	(73)	(5)	(91)	(59)
Bonus (Recapture)	2	8	122	115	150	342
Contract Maintenance Charge	(5)	(5)	(30)	(25)	(18)	(10)
Rider charge	(165)	(108)	(3,368)	(2,893)	(2,091)	(1,331)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(577)	1,447	3,341	15,527	40,861	46,023

Increase (Decrease) in Net Assets	(2,297)	2,185	(6,282)	21,648	36,293	51,225
Net Assets at Beginning of Period	38,975	36,790	253,164	231,516	137,534	86,309

Net Assets at End of Period	$36,678	$38,975	$246,882	$253,164	$173,827	$137,534

See accompanying notes to financial statements	(Continued)
28

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	AZL MVP Invesco Equity and Income Fund		AZL MVP T. Rowe Price Capital Appreciation Fund		AZL NFJ International Value Fund
	2015	2014	2015	2014 (C)	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(580)	$(399)	$(784)	$(134)	$3	$1
Realized Gains (Losses) on Investments, Net	1,918	404	114	1,569	(1)	1
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,101)	2,267	1,302	(345)	(27)	(5)

Net Increase (Decrease) in Net Assets From Operations	(2,763)	2,272	632	1,090	(25)	(3)

Contract Transactions-All Products
Purchase Payments	12,329	17,630	21,167	13,593	114	36
Transfers Between Funds or (to) from General Account	4,221	5,089	20,268	12,837	61	3
Surrenders and Terminations	(1,440)	(539)	(1,016)	(398)	2	(1)
Rescissions	(12)	—	—	—	—	—
Bonus (Recapture)	77	163	109	59	—	—
Contract Maintenance Charge	(6)	(3)	(5)	(1)	—	—
Rider charge	(712)	(403)	(674)	(120)	(1)	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	14,457	21,937	39,849	25,970	176	38

Increase (Decrease) in Net Assets	11,694	24,209	40,481	27,060	151	35
Net Assets at Beginning of Period	47,693	23,484	27,060	—	35	—

Net Assets at End of Period	$59,387	$47,693	$67,541	$27,060	$186	$35

	AZL Oppenheimer Discovery Fund		AZL Pyramis Total Bond Fund		AZL Russell 1000 Growth Index Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(142)	$(162)	$44	$17	$(3)	$2
Realized Gains (Losses) on Investments, Net	1,221	930	7	(4)	221	51
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,040)	(1,256)	(245)	83	(184)	(9)

Net Increase (Decrease) in Net Assets From Operations	39	(488)	(194)	96	34	44

Contract Transactions-All Products
Purchase Payments	76	162	1,299	3,021	1,153	406
Transfers Between Funds or (to) from General Account	(452)	(1,150)	593	1,312	283	328
Surrenders and Terminations	(905)	(552)	(278)	(84)	(122)	(9)
Rescissions	—	—	—	(32)	—	—
Bonus (Recapture)	2	5	4	33	6	8
Contract Maintenance Charge	(1)	(1)	(1)	—	—	—
Rider charge	(16)	(19)	(89)	(48)	(13)	(2)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(1,296)	(1,555)	1,528	4,202	1,307	731

Increase (Decrease) in Net Assets	(1,257)	(2,043)	1,334	4,298	1,341	775
Net Assets at Beginning of Period	6,598	8,641	6,417	2,119	861	86

Net Assets at End of Period	$5,341	$6,598	$7,751	$6,417	$2,202	$861

See accompanying notes to financial statements	(Continued)
29

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	AZL Russell 1000 Value Index Fund		AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$7	$3	$59	$(235)	$(2)	$(7)
Realized Gains (Losses) on Investments, Net	93	36	1,939	3,016	105	35
Net Change in Unrealized Appreciation (Depreciation) on Investments	(176)	(15)	(2,251)	669	(256)	(115)

Net Increase (Decrease) in Net Assets From Operations	(76)	24	(253)	3,450	(153)	(87)

Contract Transactions-All Products
Purchase Payments	855	267	3,231	2,802	—	1
Transfers Between Funds or (to) from General Account	276	159	268	(1,977)	(25)	(4)
Surrenders and Terminations	(14)	(5)	(2,128)	(2,396)	(140)	(46)
Rescissions	—	—	(14)	—	—	—
Bonus (Recapture)	1	1	61	29	—	—
Contract Maintenance Charge	—	—	(5)	(5)	(1)	(1)
Rider charge	(10)	(1)	(222)	(194)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	1,108	421	1,191	(1,741)	(166)	(50)

Increase (Decrease) in Net Assets	1,032	445	938	1,709	(319)	(137)
Net Assets at Beginning of Period	546	101	32,833	31,124	1,251	1,388

Net Assets at End of Period	$1,578	$546	$33,771	$32,833	$932	$1,251

	AZL Schroder Emerging Markets Equity Fund CL 2		AZL Small Cap Stock Index Fund		AZL T. Rowe Price Capital Appreciation Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(94)	$(147)	$(84)	$(129)	$(351)	$(390)
Realized Gains (Losses) on Investments, Net	228	179	1,060	1,180	1,808	3,895
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,123)	(608)	(1,268)	(876)	(855)	(1,590)

Net Increase (Decrease) in Net Assets From Operations	(989)	(576)	(292)	175	602	1,915

Contract Transactions-All Products
Purchase Payments	10	72	216	78	1,820	1,386
Transfers Between Funds or (to) from General Account	(34)	(512)	(635)	(1,078)	1,694	(629)
Surrenders and Terminations	(637)	(608)	(758)	(643)	(1,866)	(2,242)
Rescissions	(2)	—	(3)	—	—	(12)
Bonus (Recapture)	—	2	8	4	9	17
Contract Maintenance Charge	(1)	(1)	(1)	(1)	(3)	(3)
Rider charge	(10)	(14)	(13)	(15)	(74)	(62)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(674)	(1,061)	(1,186)	(1,655)	1,580	(1,545)

Increase (Decrease) in Net Assets	(1,663)	(1,637)	(1,478)	(1,480)	2,182	370
Net Assets at Beginning of Period	7,325	8,962	7,354	8,834	21,559	21,189

Net Assets at End of Period	$5,662	$7,325	$5,876	$7,354	$23,741	$21,559

See accompanying notes to financial statements	(Continued)
30

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	BlackRock Equity Dividend V.I. Fund		BlackRock Global Allocation V.I. Fund		ClearBridge Variable Aggressive Growth Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(811)	$590	$—	$—
Realized Gains (Losses) on Investments, Net	—	—	6,845	13,519	8	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	(8,966)	(13,724)	(14)	—

Net Increase (Decrease) in Net Assets From Operations	—	—	(2,932)	385	(6)	—

Contract Transactions-All Products
Purchase Payments	—	—	1,126	3,181	69	—
Transfers Between Funds or (to) from General Account	—	—	(6,642)	(7,114)	7	—
Surrenders and Terminations	—	—	(6,522)	(5,729)	—	—
Rescissions	—	—	—	(1)	—	—
Bonus (Recapture)	—	—	3	14	—	—
Contract Maintenance Charge	—	—	(15)	(16)	—	—
Rider charge	—	—	(1,760)	(1,703)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	—	(13,810)	(11,368)	76	—

Increase (Decrease) in Net Assets	—	—	(16,742)	(10,983)	70	—
Net Assets at Beginning of Period	—	—	126,858	137,841	—	—

Net Assets at End of Period	$—	$—	$110,116	$126,858	$70	$—

	Columbia Variable Portfolio – Select Smaller-Cap Value Fund		Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(9)	$(10)	$—	$—	$(29)	$(24)
Realized Gains (Losses) on Investments, Net	15	64	2	1	261	419
Net Change in Unrealized Appreciation (Depreciation) on Investments	(26)	(36)	(1)	2	(237)	(209)

Net Increase (Decrease) in Net Assets From Operations	(20)	18	1	3	(5)	186

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	17
Transfers Between Funds or (to) from General Account	—	(3)	—	—	(57)	(119)
Surrenders and Terminations	(28)	(161)	—	(1)	(165)	(224)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	1
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(28)	(164)	—	(1)	(222)	(325)

Increase (Decrease) in Net Assets	(48)	(146)	1	2	(227)	(139)
Net Assets at Beginning of Period	425	571	12	10	1,923	2,062

Net Assets at End of Period	$377	$425	$13	$12	$1,696	$1,923

See accompanying notes to financial statements	(Continued)
31

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	Davis VA Value Portfolio		Dreyfus VIF Appreciation Portfolio		Eaton Vance VT Floating-Rate Income Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(2)	$(2)	$—	$—	$7	$7
Realized Gains (Losses) on Investments, Net	26	46	—	—	(1)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(25)	(36)	—	—	(10)	(6)

Net Increase (Decrease) in Net Assets From Operations	(1)	8	—	—	(4)	1

Contract Transactions-All Products
Purchase Payments	—	—	—	—	—	36
Transfers Between Funds or (to) from General Account	1	2	—	—	(21)	(23)
Surrenders and Terminations	(3)	(50)	—	—	—	(1)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(2)	(48)	—	—	(21)	12

Increase (Decrease) in Net Assets	(3)	(40)	—	—	(25)	13
Net Assets at Beginning of Period	165	205	—	—	253	240

Net Assets at End of Period	$162	$165	$—	$—	$228	$253

	Fidelity VIP Emerging Markets Portfolio		Fidelity VIP FundsManager 50% Portfolio		Fidelity VIP FundsManager 60% Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(29)	$(25)	$(73)	$(35)
Realized Gains (Losses) on Investments, Net	(1)	—	187	110	907	519
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3)	—	(221)	40	(983)	(97)

Net Increase (Decrease) in Net Assets From Operations	(4)	—	(63)	125	(149)	387

Contract Transactions-All Products
Purchase Payments	28	5	133	134	209	637
Transfers Between Funds or (to) from General Account	(7)	—	(61)	309	96	1,358
Surrenders and Terminations	—	—	(80)	(77)	(437)	(289)
Rescissions	—	—	—	—	—	(213)
Bonus (Recapture)	—	—	7	1	1	—
Contract Maintenance Charge	—	—	—	—	(1)	(1)
Rider charge	—	—	(57)	(50)	(177)	(144)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	21	5	(58)	317	(309)	1,348

Increase (Decrease) in Net Assets	17	5	(121)	442	(458)	1,735
Net Assets at Beginning of Period	5	—	3,786	3,344	11,602	9,867

Net Assets at End of Period	$22	$5	$3,665	$3,786	$11,144	$11,602

See accompanying notes to financial statements	(Continued)
32

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	Fidelity VIP Mid Cap Portfolio		Fidelity VIP Strategic Income Portfolio		Franklin Founding Funds Allocation VIP Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—	$45	$59
Realized Gains (Losses) on Investments, Net	2	—	—	—	29	343
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5)	1	—	—	(880)	(362)

Net Increase (Decrease) in Net Assets From Operations	(3)	1	—	—	(806)	40

Contract Transactions-All Products
Purchase Payments	36	—	—	—	54	36
Transfers Between Funds or (to) from General Account	—	—	—	—	(1,100)	138
Surrenders and Terminations	(1)	—	—	—	(986)	(1,007)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	2
Contract Maintenance Charge	—	—	—	—	(1)	(1)
Rider charge	—	—	—	—	(6)	(8)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	35	—	—	—	(2,039)	(840)

Increase (Decrease) in Net Assets	32	1	—	—	(2,845)	(800)
Net Assets at Beginning of Period	14	13	—	—	11,128	11,928

Net Assets at End of Period	$46	$14	$—	$—	$8,283	$11,128

	Franklin Global Real Estate VIP Fund		Franklin Growth and Income VIP Fund		Franklin High Income VIP Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$66	$(58)	$344	$189	$913	$848
Realized Gains (Losses) on Investments, Net	(101)	(161)	701	196	(172)	183
Net Change in Unrealized Appreciation (Depreciation) on Investments	(13)	798	(1,407)	980	(2,653)	(1,352)

Net Increase (Decrease) in Net Assets From Operations	(48)	579	(362)	1,365	(1,912)	(321)

Contract Transactions-All Products
Purchase Payments	—	3	5	9	41	181
Transfers Between Funds or (to) from General Account	(33)	(180)	(74)	(43)	679	624
Surrenders and Terminations	(514)	(528)	(2,197)	(1,521)	(1,213)	(1,465)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	2
Contract Maintenance Charge	(1)	(1)	(7)	(7)	(3)	(4)
Rider charge	—	—	—	—	(123)	(121)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(548)	(706)	(2,273)	(1,562)	(619)	(783)

Increase (Decrease) in Net Assets	(596)	(127)	(2,635)	(197)	(2,531)	(1,104)
Net Assets at Beginning of Period	4,576	4,703	18,596	18,793	18,462	19,566

Net Assets at End of Period	$3,980	$4,576	$15,961	$18,596	$15,931	$18,462

See accompanying notes to financial statements	(Continued)
33

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	Franklin Income VIP Fund		Franklin Large Cap Growth VIP Fund		Franklin Mutual Shares VIP Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$3,732	$3,462	$(70)	$(26)	$322	$34
Realized Gains (Losses) on Investments, Net	(20)	1,576	1,528	203	2,885	1,852
Net Change in Unrealized Appreciation (Depreciation) on Investments	(14,842)	(2,692)	(1,246)	378	(5,053)	(290)

Net Increase (Decrease) in Net Assets From Operations	(11,130)	2,346	212	555	(1,846)	1,596

Contract Transactions-All Products
Purchase Payments	20,496	23,620	—	1	660	1,987
Transfers Between Funds or (to) from General Account	(430)	5,887	(61)	(35)	(1,657)	(2,138)
Surrenders and Terminations	(5,930)	(6,622)	(490)	(546)	(2,002)	(2,395)
Rescissions	(157)	(23)	—	—	—	(6)
Bonus (Recapture)	80	47	—	(2)	13	19
Contract Maintenance Charge	(22)	(17)	(2)	(2)	(5)	(6)
Rider charge	(1,137)	(806)	—	—	(123)	(116)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	12,900	22,086	(553)	(584)	(3,114)	(2,655)

Increase (Decrease) in Net Assets	1,770	24,432	(341)	(29)	(4,960)	(1,059)
Net Assets at Beginning of Period	118,903	94,471	5,428	5,457	30,480	31,539

Net Assets at End of Period	$120,673	$118,903	$5,087	$5,428	$25,520	$30,480

	Franklin Rising Dividends VIP Fund		Franklin Small Cap Value VIP Fund		Franklin Small- Mid Cap Growth VIP Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(24)	$(52)	$(24)	$(28)	$(73)	$(77)
Realized Gains (Losses) on Investments, Net	2,910	1,407	313	225	1,069	961
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,843)	(10)	(444)	(227)	(1,141)	(624)

Net Increase (Decrease) in Net Assets From Operations	(957)	1,345	(155)	(30)	(145)	260

Contract Transactions-All Products
Purchase Payments	14	21	—	4	—	7
Transfers Between Funds or (to) from General Account	(36)	(223)	17	(24)	(74)	(72)
Surrenders and Terminations	(2,258)	(1,882)	(240)	(153)	(441)	(314)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	1	—	—	—	—
Contract Maintenance Charge	(7)	(7)	—	—	(2)	(2)
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(2,287)	(2,090)	(223)	(173)	(517)	(381)

Increase (Decrease) in Net Assets	(3,244)	(745)	(378)	(203)	(662)	(121)
Net Assets at Beginning of Period	20,066	20,811	1,841	2,044	4,527	4,648

Net Assets at End of Period	$16,822	$20,066	$1,463	$1,841	$3,865	$4,527

See accompanying notes to financial statements	(Continued)
34

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	Franklin Strategic Income VIP Fund		Franklin U.S. Government Securities VIP Fund		Invesco V.I. American Franchise Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1	$1	$262	$299	$(3)	$(3)
Realized Gains (Losses) on Investments, Net	—	—	(201)	(200)	5	5
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2)	(1)	(443)	422	4	10

Net Increase (Decrease) in Net Assets From Operations	(1)	—	(382)	521	6	12

Contract Transactions-All Products
Purchase Payments	—	—	2,078	2,842	—	—
Transfers Between Funds or (to) from General Account	—	—	1,612	196	—	—
Surrenders and Terminations	—	—	(2,275)	(3,555)	(8)	(14)
Rescissions	—	—	(31)	(17)	—	—
Bonus (Recapture)	—	—	12	48	—	—
Contract Maintenance Charge	—	—	(8)	(8)	—	—
Rider charge	—	—	(246)	(207)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	—	1,142	(701)	(8)	(14)

Increase (Decrease) in Net Assets	(1)	—	760	(180)	(2)	(2)
Net Assets at Beginning of Period	15	15	31,161	31,341	184	186

Net Assets at End of Period	$14	$15	$31,921	$31,161	$182	$184

	Invesco V.I. American Value Fund		Invesco V.I. Balanced-Risk Allocation Fund		Invesco V.I. Core Equity Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—	$—	$(1)
Realized Gains (Losses) on Investments, Net	3	1	—	—	6	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(9)	—	—	—	(10)	4

Net Increase (Decrease) in Net Assets From Operations	(6)	1	—	—	(4)	3

Contract Transactions-All Products
Purchase Payments	36	10	—	—	—	—
Transfers Between Funds or (to) from General Account	(10)	—	—	—	—	—
Surrenders and Terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	26	10	—	—	—	—

Increase (Decrease) in Net Assets	20	11	—	—	(4)	3
Net Assets at Beginning of Period	11	—	—	—	56	53

Net Assets at End of Period	$31	$11	$—	$—	$52	$56

See accompanying notes to financial statements	(Continued)
35

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	Ivy Funds VIP Asset Strategy Portfolio		Ivy Funds VIP Energy Portfolio		Ivy Funds VIP Global Natural Resources Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	1	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1)	—	(2)	(1)	—	—

Net Increase (Decrease) in Net Assets From Operations	—	—	(2)	(1)	—	—

Contract Transactions-All Products
Purchase Payments	—	8	—	—	—	—
Transfers Between Funds or (to) from General Account	(2)	—	—	—	—	—
Surrenders and Terminations	(1)	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(3)	8	—	—	—	—

Increase (Decrease) in Net Assets	(3)	8	(2)	(1)	—	—
Net Assets at Beginning of Period	8	—	7	8	—	—

Net Assets at End of Period	$5	$8	$5	$7	$—	$—

	Ivy Funds VIP Growth Portfolio		Ivy Funds VIP Mid Cap Growth Portfolio		Ivy Funds VIP Science and Technology Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	2	—	—	3	—	1
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1)	1	—	(2)	(1)	—

Net Increase (Decrease) in Net Assets From Operations	1	1	—	1	(1)	1

Contract Transactions-All Products
Purchase Payments	—	12	—	10	—	—
Transfers Between Funds or (to) from General Account	1	—	(11)	(25)	1	—
Surrenders and Terminations	—	(1)	—	—	—	(1)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	1	11	(11)	(15)	1	(1)

Increase (Decrease) in Net Assets	2	12	(11)	(14)	—	—
Net Assets at Beginning of Period	12	—	11	25	8	8

Net Assets at End of Period	$14	$12	$—	$11	$8	$8

See accompanying notes to financial statements	(Continued)
36

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	Jennison Portfolio		JPMIT International Equity Fund		JPMorgan Insurance Trust Core Bond Portfolio
	2015	2014	2015	2014 (F)	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(7)	$(8)	$—	$—	$4	$(1)
Realized Gains (Losses) on Investments, Net	65	53	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(32)	(20)	—	—	(8)	1

Net Increase (Decrease) in Net Assets From Operations	26	25	—	—	(4)	—

Contract Transactions-All Products
Purchase Payments	—	—	—	—	190	127
Transfers Between Funds or (to) from General Account	—	(1)	—	—	246	34
Surrenders and Terminations	(124)	(116)	—	—	(10)	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	4	1
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	(4)	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(124)	(117)	—	—	426	162

Increase (Decrease) in Net Assets	(98)	(92)	—	—	422	162
Net Assets at Beginning of Period	346	438	—	—	162	—

Net Assets at End of Period	$248	$346	$—	$—	$584	$162

	JPMorgan Insurance Trust U.S. Equity Portfolio		Lazard Retirement International Equity Portfolio		Lazard Retirement U.S. Small- Mid Cap Equity Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	1	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1)	2	—	—	—	—

Net Increase (Decrease) in Net Assets From Operations	—	2	—	—	—	—

Contract Transactions-All Products
Purchase Payments	—	—	—	7	—	—
Transfers Between Funds or (to) from General Account	—	—	(7)	—	—	—
Surrenders and Terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	—	(7)	7	—	—

Increase (Decrease) in Net Assets	—	2	(7)	7	—	—
Net Assets at Beginning of Period	22	20	7	—	—	—

Net Assets at End of Period	$22	$22	$—	$7	$—	$—

See accompanying notes to financial statements	(Continued)
37

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	MFS VIT II International Value Portfolio		MFS VIT Total Return Bond Portfolio		MFS VIT Utilities Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$14	$(1)	$—	$—
Realized Gains (Losses) on Investments, Net	1	6	13	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(4)	(81)	2	(1)	—

Net Increase (Decrease) in Net Assets From Operations	1	2	(54)	1	(1)	—

Contract Transactions-All Products
Purchase Payments	—	7	1,234	481	—	—
Transfers Between Funds or (to) from General Account	(8)	(36)	(3,403)	4,734	1	2
Surrenders and Terminations	—	—	(111)	—	—	—
Rescissions	—	—	(31)	—	—	—
Bonus (Recapture)	—	—	2	5	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	(38)	(1)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(8)	(29)	(2,347)	5,219	1	2

Increase (Decrease) in Net Assets	(7)	(27)	(2,401)	5,220	—	2
Net Assets at Beginning of Period	15	42	5,220	—	4	2

Net Assets at End of Period	$8	$15	$2,819	$5,220	$4	$4

	Oppenheimer Global Fund/ VA		Oppenheimer Global Multi- Alternatives Fund/VA		Oppenheimer Global Strategic Income Fund/VA
	2015	2014	2015	2014 (D)	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(10)	$(12)	$—	$—	$12	$4
Realized Gains (Losses) on Investments, Net	100	78	—	—	(1)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(70)	(66)	—	—	(26)	(2)

Net Increase (Decrease) in Net Assets From Operations	20	—	—	—	(15)	2

Contract Transactions-All Products
Purchase Payments	—	1	—	—	—	—
Transfers Between Funds or (to) from General Account	(34)	10	—	—	138	14
Surrenders and Terminations	(57)	(72)	—	—	(13)	(12)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(91)	(61)	—	—	125	2

Increase (Decrease) in Net Assets	(71)	(61)	—	—	110	4
Net Assets at Beginning of Period	978	1,039	—	—	163	159

Net Assets at End of Period	$907	$978	$—	$—	$273	$163

See accompanying notes to financial statements	(Continued)
38

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	Oppenheimer International Growth Fund/VA		Oppenheimer Main Street Fund/ VA		PIMCO VIT All Asset Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(15)	$(18)	$598	$1,365
Realized Gains (Losses) on Investments, Net	1	—	256	144	(559)	26
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	(2)	(229)	(29)	(3,848)	(1,944)

Net Increase (Decrease) in Net Assets From Operations	1	(2)	12	97	(3,809)	(553)

Contract Transactions-All Products
Purchase Payments	—	18	—	14	2,419	5,458
Transfers Between Funds or (to) from General Account	(7)	2	(23)	(30)	(2,088)	(1,767)
Surrenders and Terminations	—	—	(212)	(236)	(1,663)	(2,044)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	10	24
Contract Maintenance Charge	—	—	—	—	(5)	(5)
Rider charge	—	—	—	—	(471)	(426)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(7)	20	(235)	(252)	(1,798)	1,240

Increase (Decrease) in Net Assets	(6)	18	(223)	(155)	(5,607)	687
Net Assets at Beginning of Period	20	2	1,190	1,345	37,582	36,895

Net Assets at End of Period	$14	$20	$967	$1,190	$31,975	$37,582

	PIMCO VIT CommodityRealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$81	$(96)	$468	$502	$34	$25
Realized Gains (Losses) on Investments, Net	(542)	(640)	(144)	253	(72)	(6)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(581)	(309)	(830)	(726)	(491)	(281)

Net Increase (Decrease) in Net Assets From Operations	(1,042)	(1,045)	(506)	29	(529)	(262)

Contract Transactions-All Products
Purchase Payments	20	49	42	142	980	1,035
Transfers Between Funds or (to) from General Account	292	(42)	645	(670)	1,245	1,176
Surrenders and Terminations	(248)	(475)	(855)	(1,020)	(346)	(206)
Rescissions	—	—	(28)	—	—	—
Bonus (Recapture)	—	2	—	2	3	2
Contract Maintenance Charge	(1)	(1)	(2)	(2)	(1)	(1)
Rider charge	(9)	(13)	(144)	(146)	(104)	(84)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	54	(480)	(342)	(1,694)	1,777	1,922

Increase (Decrease) in Net Assets	(988)	(1,525)	(848)	(1,665)	1,248	1,660
Net Assets at Beginning of Period	3,804	5,329	12,974	14,639	7,251	5,591

Net Assets at End of Period	$2,816	$3,804	$12,126	$12,974	$8,499	$7,251

See accompanying notes to financial statements	(Continued)
39

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Dividend Portfolio		PIMCO VIT Global Multi- Asset Managed Allocation Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(4)	$33	$486	$(380)	$(3)	$190
Realized Gains (Losses) on Investments, Net	(142)	46	1,946	1,155	(198)	(655)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(173)	(42)	(4,020)	(929)	(144)	1,312

Net Increase (Decrease) in Net Assets From Operations	(319)	37	(1,588)	(154)	(345)	847

Contract Transactions-All Products
Purchase Payments	12	52	45	120	198	522
Transfers Between Funds or (to) from General Account	132	(530)	(1,487)	(280)	(1,691)	(6,712)
Surrenders and Terminations	(408)	(405)	(1,239)	(1,631)	(1,311)	(1,219)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	1	1	1	—	7
Contract Maintenance Charge	(1)	(1)	(3)	(4)	(3)	(3)
Rider charge	(44)	(47)	(29)	(34)	(363)	(379)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(309)	(930)	(2,712)	(1,828)	(3,170)	(7,784)

Increase (Decrease) in Net Assets	(628)	(893)	(4,300)	(1,982)	(3,515)	(6,937)
Net Assets at Beginning of Period	5,514	6,407	17,486	19,468	23,317	30,254

Net Assets at End of Period	$4,886	$5,514	$13,186	$17,486	$19,802	$23,317

	PIMCO VIT Global Multi- Asset Managed Volatility Portfolio		PIMCO VIT High Yield Portfolio		PIMCO VIT Low Duration Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(13)	$198	$2,718	$2,503	$2	$—
Realized Gains (Losses) on Investments, Net	13	(64)	1,081	287	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(368)	93	(6,264)	(1,895)	(2)	—

Net Increase (Decrease) in Net Assets From Operations	(368)	227	(2,465)	895	—	—

Contract Transactions-All Products
Purchase Payments	3,525	3,894	5,401	9,901	31	40
Transfers Between Funds or (to) from General Account	(823)	(120)	2,269	3,028	(23)	10
Surrenders and Terminations	(263)	(187)	(2,403)	(2,241)	(1)	—
Rescissions	—	—	(36)	(82)	—	—
Bonus (Recapture)	34	51	31	73	—	—
Contract Maintenance Charge	(2)	(1)	(11)	(9)	—	—
Rider charge	(154)	(104)	(891)	(749)	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	2,317	3,533	4,360	9,921	7	50

Increase (Decrease) in Net Assets	1,949	3,760	1,895	10,816	7	50
Net Assets at Beginning of Period	10,891	7,131	71,674	60,858	59	9

Net Assets at End of Period	$12,840	$10,891	$73,569	$71,674	$66	$59

See accompanying notes to financial statements	(Continued)
40

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	PIMCO VIT Real Return Portfolio		PIMCO VIT Total Return Portfolio		PIMCO VIT Unconstrained Bond Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$921	$(127)	$3,154	$472	$388	$(104)
Realized Gains (Losses) on Investments, Net	(296)	(406)	893	(39)	(32)	55
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,291)	997	(5,247)	1,935	(1,067)	277

Net Increase (Decrease) in Net Assets From Operations	(1,666)	464	(1,200)	2,368	(711)	228

Contract Transactions-All Products
Purchase Payments	2,006	2,753	4,352	6,438	1,896	2,982
Transfers Between Funds or (to) from General Account	1,319	(279)	1,648	(2,401)	(361)	2,511
Surrenders and Terminations	(2,137)	(2,175)	(5,087)	(5,126)	(1,082)	(1,176)
Rescissions	(6)	—	—	(17)	—	—
Bonus (Recapture)	17	22	71	44	13	32
Contract Maintenance Charge	(6)	(6)	(15)	(14)	(3)	(2)
Rider charge	(433)	(385)	(1,104)	(977)	(264)	(219)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	760	(70)	(135)	(2,053)	199	4,128

Increase (Decrease) in Net Assets	(906)	394	(1,335)	315	(512)	4,356
Net Assets at Beginning of Period	37,397	37,003	95,006	94,691	20,912	16,556

Net Assets at End of Period	$36,491	$37,397	$93,671	$95,006	$20,400	$20,912

	QS Legg Mason Dynamic Multi- Strategy VIT Portfolio		RCM Dynamic Multi-Asset Plus VIT Portfolio		SP International Growth Portfolio
	2015	2014	2015 (B)	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—	$(1)	$(2)
Realized Gains (Losses) on Investments, Net	—	—	—	—	—	(17)
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	(4)	—	1	12

Net Increase (Decrease) in Net Assets From Operations	—	—	(4)	—	—	(7)

Contract Transactions-All Products
Purchase Payments	—	—	66	—	—	—
Transfers Between Funds or (to) from General Account	—	—	577	—	—	(11)
Surrenders and Terminations	—	—	(1)	—	—	(97)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	—	—	642	—	—	(108)

Increase (Decrease) in Net Assets	—	—	638	—	—	(115)
Net Assets at Beginning of Period	—	—	—	—	36	151

Net Assets at End of Period	$—	$—	$638	$—	$36	$36

See accompanying notes to financial statements	(Continued)
41

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio		T. Rowe Price Health Sciences Portfolio
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$1	$—	$—	$—
Realized Gains (Losses) on Investments, Net	1	—	1	—	1	1
Net Change in Unrealized Appreciation (Depreciation) on Investments	3	1	(4)	1	—	—

Net Increase (Decrease) in Net Assets From Operations	4	1	(2)	1	1	1

Contract Transactions-All Products
Purchase Payments	—	37	—	20	—	7
Transfers Between Funds or (to) from General Account	(11)	—	—	7	—	—
Surrenders and Terminations	(1)	—	—	—	—	(1)
Rescissions	—	—	—	—	—	—
Bonus (Recapture)	—	—	—	—	—	—
Contract Maintenance Charge	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(12)	37	—	27	—	6

Increase (Decrease) in Net Assets	(8)	38	(2)	28	1	7
Net Assets at Beginning of Period	38	—	36	8	7	—

Net Assets at End of Period	$30	$38	$34	$36	$8	$7

	Templeton Foreign VIP Fund		Templeton Global Bond VIP Fund		Templeton Growth VIP Fund
	2015	2014	2015	2014	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$142	$43	$5,089	$2,606	$149	$(98)
Realized Gains (Losses) on Investments, Net	407	251	(332)	(34)	405	938
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,113)	(1,580)	(9,648)	(2,518)	(2,033)	(1,829)

Net Increase (Decrease) in Net Assets From Operations	(564)	(1,286)	(4,891)	54	(1,479)	(989)

Contract Transactions-All Products
Purchase Payments	4	14	5,951	7,811	628	1,972
Transfers Between Funds or (to) from General Account	(57)	(334)	5,064	3,076	(1,153)	(1,090)
Surrenders and Terminations	(1,126)	(822)	(3,250)	(2,621)	(1,689)	(1,913)
Rescissions	—	—	—	(2)	—	—
Bonus (Recapture)	—	—	19	19	7	15
Contract Maintenance Charge	(4)	(4)	(13)	(11)	(5)	(5)
Rider charge	—	—	(946)	(811)	(80)	(69)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	(1,183)	(1,146)	6,825	7,461	(2,292)	(1,090)

Increase (Decrease) in Net Assets	(1,747)	(2,432)	1,934	7,515	(3,771)	(2,079)
Net Assets at Beginning of Period	8,900	11,332	78,784	71,269	19,967	22,046

Net Assets at End of Period	$7,153	$8,900	$80,718	$78,784	$16,196	$19,967

See accompanying notes to financial statements	(Continued)
42

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Statements of Changes in Net Assets

For the year ended December 31, 2015 and 2014

(In thousands)

	Total All Funds
	2015	2014
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$11,504	$2,319
Realized Gains (Losses) on Investments, Net	94,817	77,394
Net Change in Unrealized Appreciation (Depreciation) on Investments	(191,313)	(28,975)

Net Increase (Decrease) in Net Assets From Operations	(84,992)	50,738

Contract Transactions-All Products
Purchase Payments	260,070	311,279
Transfers Between Funds or (to) from General Account	(32,955)	(2,662)
Surrenders and Terminations	(124,429)	(110,495)
Rescissions	(897)	(1,036)
Bonus (Recapture)	1,477	2,370
Contract Maintenance Charge	(321)	(280)
Rider charge	(24,308)	(19,679)

Net Increase (Decrease) in Net Assets Resulting From Contract Transactions	78,637	179,497

Increase (Decrease) in Net Assets	(6,355)	230,235
Net Assets at Beginning of Period	2,216,284	1,986,049

Net Assets at End of Period	$2,209,929	$2,216,284

(A)	Period from April 27, 2015 (fund commencement) to December 31, 2015
(B)	Period from November 23, 2015 (fund commencement) to December 31, 2015
(C)	Period from January 27, 2014 (fund commencement) to December 31, 2014
(D)	Period from April 28, 2014 (fund commencement) to December 31, 2014
(E)	Period from July 7, 2014 (fund commencement) to December 31, 2014
(F)	Period from January 1, 2014 through December 12, 2014 (fund termination)

See accompanying notes to financial statements
43

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

1. ORGANIZATION

Allianz Life of NY Variable Account C (Variable Account) is a segregated investment account of Allianz Life Insurance Company of New York (Allianz Life of New York) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended) and is applying the guidance of Topic 946, Financial Services – Investment Companies. The Variable Account was established by Allianz Life of New York on February 26, 1988, and commenced operations September 6, 1991. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account’s assets are the property of Allianz Life of New York and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life of New York. The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account. These Assets are not chargeable with liabilities that arise from any other business Allianz Life of New York may conduct.

The Variable Account’s sub-accounts are invested, at net asset values, in one or more of the funds listed below in accordance with the selection made by the contract owner. Not all funds listed below are available as investment options for the products, which comprise the Variable Account as some funds have been closed to new money. The investment advisers and specialist manager for each fund are listed in the following table:

Fund	Investment Adviser	Specialist Manager/Adviser
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.	N/A
Alger American LargeCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American MidCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American SmallCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Allianz NFJ Dividend Value VIT Portfolio*†	Allianz Global Investors	NFJ Investment Group LLC
AZL Balanced Index Strategy Fund†	Allianz Investment Management, LLC	N/A
AZL BlackRock Capital Appreciation Fund *†	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Boston Company Research Growth Fund *†	Allianz Investment Management, LLC	The Dreyfus Corporation
AZL DFA Multi-Strategy Fund†	Allianz Investment Management, LLC	Dimensional Fund Advisors
AZL Enhanced Bond Index Fund *†	Allianz Investment Management, LLC	BlackRock Financial Management, Inc.
AZL Federated Clover Small Value Fund*†	Allianz Investment Management, LLC	Federated Global Investment Management Corp.
AZL Franklin Templeton Founding Strategy Plus Fund *†	Allianz Investment Management, LLC	Franklin Advisers, LLC/Franklin Mutual/Tempeton Global Advisors Limited
AZL Gateway Fund *†	Allianz Investment Management, LLC	Gateway Investment Advisors, LLC
AZL International Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Invesco Equity and Income Fund *†	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco Growth and Income Fund *†	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco International Equity Fund *†	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL JPMorgan International Opportunities Fund *†	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL JPMorgan U.S. Equity Fund *†	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL MetWest Total Return Bond Fund *†	Allianz Investment Management, LLC	Metropolitan West Asset Management, LLC
AZL MFS Investors Trust Fund *†	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL MFS Mid Cap Value Fund *†	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL MFS Value Fund *†	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL Mid Cap Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Money Market Fund *†	Allianz Investment Management, LLC	BlackRock Advisors, LLC
AZL Morgan Stanley Global Real Estate Fund *†	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL Multi-Manager Mid Cap Growth Fund *†	Allianz Investment Management, LLC	Morgan Stanley Investment Management, Inc. and J.P. Morgan Investment Management, Inc.
AZL MVP Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP BlackRock Global Allocation Fund †	Allianz Investment Management, LLC	N/A
AZL MVP DFA Multi-Strategy Fund†	Allianz Investment Management, LLC	N/A
AZL MVP Franklin Templeton Founding Strategy Plus Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Balanced Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Conservative Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Growth Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Moderate Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Growth Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Invesco Equity and Income Fund †	Allianz Investment Management, LLC	N/A
AZL MVP T. Rowe Price Capital Appreciation Fund†	Allianz Investment Management, LLC	N/A
AZL NFJ International Value Fund *†	Allianz Investment Management, LLC	NFJ Investment Group LLC
AZL Oppenheimer Discovery Fund *†	Allianz Investment Management, LLC	OppenheimerFunds, Inc.
AZL Pyramis Total Bond Fund *†	Allianz Investment Management, LLC	FIAM LLC
AZL Russell 1000 Growth Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Russell 1000 Value Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL S&P 500 Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Schroder Emerging Markets Equity Fund CL 1 †	Allianz Investment Management, LLC	Schroder Investment Management North America Inc.
AZL Schroder Emerging Markets Equity Fund CL 2 *†	Allianz Investment Management, LLC	Schroder Investment Management North America Inc.

44	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

Fund	Investment Adviser	Specialist Manager/Adviser
AZL Small Cap Stock Index Fund *†	Allianz Investment Management, LLC	BlackRock Investment Management, LLC/BlackRock International Limited
AZL T. Rowe Price Capital Appreciation Fund *†	Allianz Investment Management, LLC	T. Rowe Price Associates, Inc
BlackRock Equity Dividend V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management LLC
BlackRock Global Allocation V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management, LLC/BlackRock International Limited
ClearBridge Variable Aggressive Growth Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
Columbia Variable Portfolio – Seligman Global Technology Fund †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Value Portfolio	Davis Selected Advisers, L.P.	N/A
Dreyfus VIF Appreciation Portfolio*	The Dreyfus Corporation	Fayez Sarofim & Co.
Eaton Vance VT Floating-Rate Income Fund *	Eaton Vance Management	N/A
Fidelity VIP Emerging Markets Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP FundsManager 50% Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP FundsManager 60% Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP Strategic Income Portfolio	Fidelity Management & Research Company	N/A
Franklin Founding Funds Allocation VIP Fund *	Franklin Templeton Service LLC	N/A
Franklin Global Real Estate VIP Fund *	Franklin Templeton Institutional, LLC	N/A
Franklin Growth and Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin High Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Large Cap Growth VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Mutual Shares VIP Fund *	Franklin Mutual Advisers, LLC	N/A
Franklin Rising Dividends VIP Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small Cap Value VIP Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small-Mid Cap Growth VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin Strategic Income VIP Fund *	Franklin Advisers, Inc.	N/A
Franklin U.S. Government Securities VIP Fund *	Franklin Advisers, Inc.	N/A
Invesco V.I. American Franchise Fund *	Invesco Advisors, Inc.	N/A
Invesco V.I. American Value Fund *	Invesco Advisors, Inc.	N/A
Invesco V.I. Balanced-Risk Allocation Fund *	Invesco Advisors, Inc.	N/A
Invesco V.I. Core Equity Fund	Invesco Advisors, Inc.	N/A
Ivy Funds VIP Asset Strategy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Energy Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Global Natural Resources Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Mid Cap Growth Portfolio *	Waddell & Reed Investment Management Company	N/A
Ivy Funds VIP Science and Technology Portfolio *	Waddell & Reed Investment Management Company	N/A
Jennison Portfolio	Prudential Investments, LLC	Jennison Associates LLC
JPMorgan Insurance Trust Core Bond Portfolio	J.P. Morgan Investment Management Inc.	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Investment Advisors, Inc.	N/A
Lazard Retirement International Equity Portfolio *	Lazard Asset Management LLC	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio *	Lazard Asset Management LLC	N/A
MFS VIT II International Value Portfolio *	Massachusetts Financial Services Company	N/A
MFS VIT Total Return Bond Portfolio *	Massachusetts Financial Services Company	N/A
MFS VIT Utilities Portfolio *	Massachusetts Financial Services Company	N/A

45	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

Fund	Investment Adviser	Specialist Manager/Adviser
Oppenheimer Global Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Global Multi-Alternatives Fund/VA *	OppenheimerFunds, Inc.	N/A
Oppenheimer Global Strategic Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer International Growth Fund/VA *	OppenheimerFunds, Inc.	N/A
Oppenheimer Main Street Fund/VA	OppenheimerFunds, Inc.	N/A
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT CommodityRealReturn Strategy Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Advantage Strategy Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Dividend Portfolio†	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio†	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Low Duration Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Unconstrained Bond Portfolio †	Pacific Investment Management Company LLC	N/A
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
RCM Dynamic Multi-Asset Plus VIT Portfolio*†	Allianz Global Investors	RCM Capital Management LLC
SP International Growth Portfolio	Prudential Investments, LLC	William Blair & Company LLC/ Marsico Capital Management LLC/Jennison Associates LLC
T. Rowe Price Blue Chip Growth Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Equity Income Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Health Sciences Portfolio *	T. Rowe Price Associates, Inc.	N/A
Templeton Foreign VIP Fund *	Templeton Investment Counsel, LLC	N/A
Templeton Global Bond VIP Fund *	Franklin Advisors, Inc.	N/A
Templeton Growth VIP Fund *	Templeton Global Advisors Limited	N/A

*	Fund contains share classes which assess 12b-1 fees.
†	The investment advisor of this fund is an affiliate of Allianz Life of New York and is paid an investment management fee by the fund.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern market close.

The Fair Value Measurements and Disclosures topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.
Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)	Quoted prices for similar assets or liabilities in active markets.

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active.

(c)	Inputs other than quoted prices that are observable.

(d)	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –

Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

46	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2015, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market. Therefore, all investments have been categorized as Level 1. There were no transfers in and out of Level 1 and Level 2 fair value measurements. The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurements and Disclosures topic of the FASB differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method. Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

A Flexible Fixed Option and a Fixed Period Accounts Option are available to deferred annuity contract owners. These accounts are comprised of equity and fixed income investments, which are part of the general assets of Allianz Life of New York. The liabilities of the Fixed Account, including the guaranteed minimum rate of return on the Fixed Account of 3%, are part of the general obligations of Allianz Life of New York and are not included in the Variable Account.

Certain of the sub-accounts invest in Investment Options that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk. Recently, certain types of mortgage backed securities, such as structured investment vehicles (SIVs), subprime mortgage backed bonds, and commercial paper backed by mortgage backed securities have experienced losses as a result of defaults on underlying mortgages and a lack of liquidity. These securities have also been subject to price declines resulting from lack of a trading market for the securities. As a result of the lack of liquidity, it is possible that certain securities may become more difficult to value. It is possible that these types of securities may continue to experience price declines as a result of defaults and lack of liquidity.

47	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

Available investment options, including the date the investment option became available for each product, as of December 31, 2015, are listed in the following table:

Fund	Allianz Advantage	Allianz Charter II New York	Allianz High Five New York	Allianz Index Advantage New York	Allianz Opportunity
Alger American Capital Appreciation Portfolio	1/22/2001	N/A	N/A	N/A	N/A
Alger American LargeCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	N/A
Alger American MidCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	N/A
Alger American SmallCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	N/A
Allianz NFJ Dividend Value VIT Portfolio	N/A	N/A	N/A	N/A	N/A
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
AZL Boston Company Research Growth Fund	11/5/2001	12/1/2003	3/19/2007	N/A	10/4/2002
AZL DFA Multi-Strategy Fund	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL Enhanced Bond Index Fund	N/A	N/A	N/A	N/A	N/A
AZL Federated Clover Small Value Fund	5/1/2003	12/1/2003	3/19/2007	N/A	5/1/2003
AZL Franklin Templeton Founding Strategy Plus Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009
AZL Gateway Fund	N/A	N/A	N/A	N/A	N/A
AZL International Index Fund	10/23/2009	10/23/2009	10/23/2009	N/A	10/23/2009
AZL Invesco Equity and Income Fund	5/3/2004	5/3/2004	3/19/2007	N/A	5/3/2004
AZL Invesco Growth and Income Fund	5/1/2001	12/1/2003	3/19/2007	N/A	10/4/2002
AZL Invesco International Equity Fund	5/1/2002	12/1/2003	3/19/2007	N/A	10/4/2002
AZL JPMorgan International Opportunities Fund	5/1/2003	12/1/2003	3/19/2007	N/A	5/1/2003
AZL JPMorgan U.S. Equity Fund	5/3/2004	5/3/2004	3/19/2007	N/A	5/3/2004
AZL MetWest Total Return Bond Fund	N/A	N/A	N/A	N/A	N/A
AZL MFS Investors Trust Fund	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
AZL MFS Mid Cap Value Fund	5/1/2006	5/1/2006	3/19/2007	N/A	5/1/2006
AZL MFS Value Fund	5/1/2001	12/1/2003	3/19/2007	N/A	10/4/2002
AZL Mid Cap Index Fund	N/A	N/A	N/A	N/A	N/A
AZL Money Market Fund	1/22/2001	12/1/2003	3/19/2007	7/21/2014	10/4/2002
AZL Morgan Stanley Global Real Estate Fund	5/1/2006	5/1/2006	3/19/2007	N/A	5/1/2006
AZL Multi-Manager Mid Cap Growth Fund	5/1/2001	12/1/2003	3/19/2007	N/A	10/4/2002
AZL MVP Balanced Index Strategy Fund	4/27/2015	4/27/2015	4/27/2015	7/21/2014	4/27/2015
AZL MVP BlackRock Global Allocation Fund	N/A	N/A	N/A	N/A	N/A
AZL MVP DFA Multi-Strategy Fund	N/A	N/A	N/A	N/A	N/A
AZL MVP Franklin Templeton Founding Strategy Plus Fund	N/A	N/A	N/A	N/A	N/A
AZL MVP Fusion Balanced Fund	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
AZL MVP Fusion Conservative Fund	10/23/2009	10/23/2009	N/A	N/A	10/23/2009
AZL MVP Fusion Growth Fund	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
AZL MVP Fusion Moderate Fund	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
AZL MVP Growth Index Strategy Fund	4/27/2015	4/27/2015	4/27/2015	7/21/2014	4/27/2015
AZL MVP Invesco Equity and Income Fund	N/A	N/A	N/A	N/A	N/A
AZL MVP T. Rowe Price Capital Appreciation Fund	N/A	N/A	N/A	N/A	N/A
AZL NFJ International Value Fund	N/A	N/A	N/A	N/A	N/A
AZL Oppenheimer Discovery Fund	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
AZL Pyramis Total Bond Fund	N/A	N/A	N/A	N/A	N/A
AZL Russell 1000 Growth Index Fund	N/A	N/A	N/A	N/A	N/A
AZL Russell 1000 Value Index Fund	N/A	N/A	N/A	N/A	N/A
AZL S&P 500 Index Fund	5/1/2007	5/1/2007	5/1/2007	N/A	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	N/A
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	5/1/2006	3/19/2007	N/A	5/1/2006
AZL Small Cap Stock Index Fund	5/1/2007	5/1/2007	5/1/2007	N/A	5/1/2007
AZL T. Rowe Price Capital Appreciation Fund	11/5/2001	12/1/2003	3/19/2007	N/A	10/4/2002
BlackRock Equity Dividend V.I. Fund	N/A	N/A	N/A	N/A	N/A
BlackRock Global Allocation V.I. Fund	5/1/2008	5/1/2008	5/1/2008	N/A	5/1/2008
ClearBridge Variable Aggressive Growth Portfolio	N/A	N/A	N/A	N/A	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	3/11/2011	N/A	N/A	N/A	3/11/2011
Columbia Variable Portfolio – Seligman Global Technology Fund	1/22/2001	N/A	N/A	N/A	N/A
Davis VA Financial Portfolio	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Davis VA Value Portfolio	1/22/2001	N/A	N/A	N/A	10/4/2002
Dreyfus VIF Appreciation Portfolio	N/A	N/A	N/A	N/A	N/A
Eaton Vance VT Floating-Rate Income Fund	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Emerging Markets Portfolio	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 50% Portfolio	N/A	N/A	N/A	N/A	N/A
Fidelity VIP FundsManager 60% Portfolio	N/A	N/A	N/A	N/A	N/A
Fidelity VIP Mid Cap Portfolio	N/A	N/A	N/A	N/A	N/A

48	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

Fund	Allianz Advantage	Allianz Charter II New York	Allianz High Five New York	Allianz Index Advantage New York	Allianz Opportunity
Fidelity VIP Strategic Income Portfolio	N/A	N/A	N/A	N/A	N/A
Franklin Founding Funds Allocation VIP Fund	9/21/2007	9/21/2007	9/21/2007	N/A	9/21/2007
Franklin Global Real Estate VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Franklin Growth and Income VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Franklin High Income VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Franklin Income VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/1/2003
Franklin Large Cap Growth VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Franklin Mutual Shares VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Franklin Rising Dividends VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Franklin Small Cap Value VIP Fund	1/22/2001	12/1/2003	N/A	N/A	10/4/2002
Franklin Small-Mid Cap Growth VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Franklin Strategic Income VIP Fund	N/A	N/A	N/A	N/A	N/A
Franklin U.S. Government Securities VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
Invesco V.I. American Franchise Fund	5/1/2001	N/A	N/A	N/A	N/A
Invesco V.I. American Value Fund	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Balanced-Risk Allocation Fund	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Core Equity Fund	5/1/2006	N/A	N/A	N/A	N/A
Ivy Funds VIP Asset Strategy Portfolio	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Energy Portfolio	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Global Natural Resources Portfolio	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Growth Portfolio	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Mid Cap Growth Portfolio	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Science and Technology Portfolio	N/A	N/A	N/A	N/A	N/A
Jennison Portfolio	4/30/2010	4/30/2010	4/30/2010	N/A	4/30/2010
JPMorgan Insurance Trust Core Bond Portfolio	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	4/24/2009	N/A	N/A	N/A	N/A
Lazard Retirement International Equity Portfolio	N/A	N/A	N/A	N/A	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	N/A	N/A	N/A	N/A	N/A
MFS VIT II International Value Portfolio	N/A	N/A	N/A	N/A	N/A
MFS VIT Total Return Bond Portfolio	N/A	N/A	N/A	N/A	N/A
MFS VIT Utilities Portfolio	N/A	N/A	N/A	N/A	N/A
Oppenheimer Global Fund/VA	1/22/2001	N/A	N/A	N/A	10/4/2002
Oppenheimer Global Multi-Alternatives Fund/VA	N/A	N/A	N/A	N/A	N/A
Oppenheimer Global Strategic Income Fund/VA	10/26/2012	10/26/2012	10/26/2012	N/A	10/26/2012
Oppenheimer International Growth Fund/VA	N/A	N/A	N/A	N/A	N/A
Oppenheimer Main Street Fund/VA	1/22/2001	N/A	N/A	N/A	10/4/2002
PIMCO VIT All Asset Portfolio	5/3/2004	5/3/2004	3/19/2007	N/A	5/3/2004
PIMCO VIT CommodityRealReturn Strategy Portfolio	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
PIMCO VIT Global Advantage Strategy Bond Portfolio	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Global Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	N/A	5/2/2005
PIMCO VIT Global Dividend Portfolio	10/18/2010	10/18/2010	10/18/2010	N/A	10/18/2010
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	10/23/2009	10/23/2009	N/A	N/A	10/23/2009
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	N/A	N/A	N/A	N/A	N/A
PIMCO VIT High Yield Portfolio	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
PIMCO VIT Low Duration Portfolio	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Real Return Portfolio	5/1/2003	12/1/2003	3/19/2007	N/A	5/1/2003
PIMCO VIT Total Return Portfolio	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
PIMCO VIT Unconstrained Bond Portfolio	N/A	N/A	N/A	N/A	N/A
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	N/A	N/A	N/A	N/A	N/A
RCM Dynamic Multi-Asset Plus VIT Portfolio	N/A	N/A	N/A	N/A	N/A
SP International Growth Portfolio	1/22/2001	12/1/2003	3/19/2007	N/A	10/4/2002
T. Rowe Price Blue Chip Growth Portfolio	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Equity Income Portfolio	N/A	N/A	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio	N/A	N/A	N/A	N/A	N/A
Templeton Foreign VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/1/2003
Templeton Global Bond VIP Fund	1/22/2001	5/1/2007	5/1/2007	N/A	5/1/2007
Templeton Growth VIP Fund	1/22/2001	12/1/2003	3/19/2007	N/A	10/1/2003

49	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

Fund	Retirement Advantage New York	Retirement Pro New York	Allianz Valuemark II New York	Allianz Valuemark IV New York	Allianz Vision New York
Alger American Capital Appreciation Portfolio	N/A	N/A	11/11/1999	11/11/1999	N/A
Alger American LargeCap Growth Portfolio	N/A	N/A	11/11/1999	11/11/1999	N/A
Alger American MidCap Growth Portfolio	N/A	N/A	N/A	N/A	N/A
Alger American SmallCap Growth Portfolio	N/A	N/A	N/A	N/A	N/A
Allianz NFJ Dividend Value VIT Portfolio	7/7/2014	7/7/2014	N/A	N/A	7/7/2014
AZL Balanced Index Strategy Fund	N/A	N/A	N/A	N/A	10/23/2009
AZL BlackRock Capital Appreciation Fund	9/17/2012	4/30/2012	10/23/2009	10/23/2009	8/23/2007
AZL Boston Company Research Growth Fund	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
AZL DFA Multi-Strategy Fund	N/A	N/A	N/A	N/A	10/23/2009
AZL Enhanced Bond Index Fund	N/A	N/A	N/A	N/A	4/28/2014
AZL Federated Clover Small Value Fund	9/17/2012	4/30/2012	N/A	5/1/2003	9/24/2007
AZL Franklin Templeton Founding Strategy Plus Fund	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
AZL Gateway Fund	9/17/2012	4/30/2012	N/A	N/A	9/17/2010
AZL International Index Fund	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
AZL Invesco Equity and Income Fund	9/17/2012	4/30/2012	N/A	5/3/2004	9/24/2007
AZL Invesco Growth and Income Fund	9/17/2012	4/30/2012	5/1/2001	5/1/2001	9/24/2007
AZL Invesco International Equity Fund	9/17/2012	4/30/2012	10/23/2009	5/1/2002	9/24/2007
AZL JPMorgan International Opportunities Fund	9/17/2012	4/30/2012	N/A	5/1/2003	9/24/2007
AZL JPMorgan U.S. Equity Fund	9/17/2012	4/30/2012	10/23/2009	5/3/2004	9/24/2007
AZL MetWest Total Return Bond Fund	N/A	N/A	N/A	N/A	4/27/2015
AZL MFS Investors Trust Fund	9/17/2012	4/30/2012	N/A	5/1/2007	9/24/2007
AZL MFS Mid Cap Value Fund	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL MFS Value Fund	9/17/2012	4/30/2012	5/1/2001	5/1/2001	9/24/2007
AZL Mid Cap Index Fund	9/17/2012	4/30/2012	N/A	N/A	9/17/2010
AZL Money Market Fund	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
AZL Morgan Stanley Global Real Estate Fund	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Multi-Manager Mid Cap Growth Fund	9/17/2012	4/30/2012	5/1/2001	5/1/2001	9/24/2007
AZL MVP Balanced Index Strategy Fund	N/A	N/A	4/27/2015	4/27/2015	1/23/2012
AZL MVP BlackRock Global Allocation Fund	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP DFA Multi-Strategy Fund	N/A	N/A	N/A	N/A	11/23/2015
AZL MVP Franklin Templeton Founding Strategy Plus Fund	N/A	N/A	N/A	N/A	7/9/2012
AZL MVP Fusion Balanced Fund	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL MVP Fusion Conservative Fund	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
AZL MVP Fusion Growth Fund	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL MVP Fusion Moderate Fund	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL MVP Growth Index Strategy Fund	N/A	N/A	4/27/2015	4/27/2015	1/23/2012
AZL MVP Invesco Equity and Income Fund	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP T. Rowe Price Capital Appreciation Fund	N/A	N/A	N/A	N/A	1/27/2014
AZL NFJ International Value Fund	9/17/2012	9/17/2012	N/A	N/A	4/28/2014
AZL Oppenheimer Discovery Fund	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Pyramis Total Bond Fund	11/19/2012	11/19/2012	N/A	N/A	11/19/2012
AZL Russell 1000 Growth Index Fund	9/17/2012	4/30/2012	N/A	N/A	4/28/2014
AZL Russell 1000 Value Index Fund	9/17/2012	4/30/2012	N/A	N/A	4/28/2014
AZL S&P 500 Index Fund	9/17/2012	9/17/2012	5/1/2007	5/1/2007	9/24/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	5/1/2007	5/1/2007	N/A
AZL Schroder Emerging Markets Equity Fund CL 2	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Small Cap Stock Index Fund	9/17/2012	4/30/2012	N/A	5/1/2007	9/24/2007
AZL T. Rowe Price Capital Appreciation Fund	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
BlackRock Equity Dividend V.I. Fund	9/17/2012	9/17/2012	N/A	N/A	N/A
BlackRock Global Allocation V.I. Fund	9/17/2012	4/30/2012	N/A	N/A	5/1/2008
ClearBridge Variable Aggressive Growth Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	N/A	N/A	N/A	3/11/2011	N/A
Columbia Variable Portfolio – Seligman Global Technology Fund	N/A	N/A	N/A	N/A	N/A
Davis VA Financial Portfolio	N/A	N/A	N/A	5/1/2002	9/24/2007
Davis VA Value Portfolio	N/A	N/A	N/A	5/1/2002	N/A
Dreyfus VIF Appreciation Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Eaton Vance VT Floating-Rate Income Fund	9/17/2012	9/17/2012	N/A	N/A	N/A
Fidelity VIP Emerging Markets Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Fidelity VIP FundsManager 50% Portfolio	N/A	N/A	N/A	N/A	1/21/2011
Fidelity VIP FundsManager 60% Portfolio	N/A	N/A	N/A	N/A	1/21/2011
Fidelity VIP Mid Cap Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A

50	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

Fund	Retirement Advantage New York	Retirement Pro New York	Allianz Valuemark II New York	Allianz Valuemark IV New York	Allianz Vision New York
Fidelity VIP Strategic Income Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Franklin Founding Funds Allocation VIP Fund	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
Franklin Global Real Estate VIP Fund	N/A	N/A	9/6/1991	8/17/1998	N/A
Franklin Growth and Income VIP Fund	N/A	N/A	9/6/1991	8/17/1998	N/A
Franklin High Income VIP Fund	9/17/2012	4/30/2012	9/6/1991	8/17/1998	9/24/2007
Franklin Income VIP Fund	9/17/2012	4/30/2012	5/1/2003	5/1/2003	9/24/2007
Franklin Large Cap Growth VIP Fund	N/A	N/A	5/1/1996	8/17/1998	N/A
Franklin Mutual Shares VIP Fund	9/17/2012	4/30/2012	11/8/1996	8/17/1998	9/24/2007
Franklin Rising Dividends VIP Fund	9/17/2012	9/17/2012	1/27/1992	8/17/1998	N/A
Franklin Small Cap Value VIP Fund	N/A	N/A	5/1/1998	8/17/1998	N/A
Franklin Small-Mid Cap Growth VIP Fund	N/A	N/A	11/1/1995	8/17/1998	N/A
Franklin Strategic Income VIP Fund	9/17/2012	9/17/2012	N/A	N/A	N/A
Franklin U.S. Government Securities VIP Fund	9/17/2012	4/30/2012	9/6/1991	8/17/1998	9/24/2007
Invesco V.I. American Franchise Fund	N/A	N/A	5/1/2001	5/1/2001	N/A
Invesco V.I. American Value Fund	9/17/2012	9/17/2012	N/A	N/A	N/A
Invesco V.I. Balanced-Risk Allocation Fund	9/17/2012	9/17/2012	N/A	N/A	N/A
Invesco V.I. Core Equity Fund	N/A	N/A	N/A	N/A	N/A
Ivy Funds VIP Asset Strategy Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Energy Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Global Natural Resources Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Growth Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Mid Cap Growth Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Science and Technology Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Jennison Portfolio	N/A	N/A	4/30/2010	4/30/2010	N/A
JPMorgan Insurance Trust Core Bond Portfolio	9/17/2012	9/17/2012	N/A	N/A	4/28/2014
JPMorgan Insurance Trust U.S. Equity Portfolio	N/A	N/A	N/A	N/A	N/A
Lazard Retirement International Equity Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
MFS VIT II International Value Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
MFS VIT Total Return Bond Portfolio	9/17/2012	9/17/2012	N/A	N/A	4/28/2014
MFS VIT Utilities Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Oppenheimer Global Fund/VA	N/A	N/A	N/A	5/1/2002	N/A
Oppenheimer Global Multi-Alternatives Fund/VA	4/28/2014	4/28/2014	N/A	N/A	N/A
Oppenheimer Global Strategic Income Fund/VA	N/A	N/A	10/26/2012	10/26/2012	N/A
Oppenheimer International Growth Fund/VA	9/17/2012	9/17/2012	N/A	N/A	N/A
Oppenheimer Main Street Fund/VA	N/A	N/A	N/A	5/1/2002	N/A
PIMCO VIT All Asset Portfolio	9/17/2012	4/30/2012	N/A	5/3/2004	9/24/2007
PIMCO VIT CommodityRealReturn Strategy Portfolio	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
PIMCO VIT Emerging Markets Bond Portfolio	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
PIMCO VIT Global Advantage Strategy Bond Portfolio	N/A	N/A	N/A	N/A	7/22/2011
PIMCO VIT Global Bond Portfolio	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
PIMCO VIT Global Dividend Portfolio	9/17/2012	4/30/2012	10/18/2010	10/18/2010	10/18/2010
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	N/A	N/A	N/A	N/A	4/30/2012
PIMCO VIT High Yield Portfolio	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
PIMCO VIT Low Duration Portfolio	11/19/2012	11/19/2012	N/A	N/A	N/A
PIMCO VIT Real Return Portfolio	9/17/2012	4/30/2012	N/A	5/1/2003	9/24/2007
PIMCO VIT Total Return Portfolio	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
PIMCO VIT Unconstrained Bond Portfolio	9/17/2012	4/30/2012	N/A	N/A	7/22/2011
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
RCM Dynamic Multi-Asset Plus VIT Portfolio	N/A	N/A	N/A	N/A	11/23/2015
SP International Growth Portfolio	N/A	N/A	12/15/2000	12/15/2000	N/A
T. Rowe Price Blue Chip Growth Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
T. Rowe Price Equity Income Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio	9/17/2012	9/17/2012	N/A	N/A	N/A
Templeton Foreign VIP Fund	N/A	N/A	5/1/2003	5/1/2003	N/A
Templeton Global Bond VIP Fund	9/17/2012	4/30/2012	9/6/1991	8/17/1998	9/24/2007
Templeton Growth VIP Fund	9/17/2012	4/30/2012	5/1/2003	5/1/2003	9/24/2007

51	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

For the years ended December 31, 2015 and 2014, several funds changed their name as summarized, with the effective date of the change, in the following table:

Current Fund Name	Prior Fund Name	Effective Date
AZL MFS Mid Cap Value Fund	AZL Columbia Mid Cap Value Fund	January 27, 2014
Franklin Founding Funds Allocation VIP Fund	Franklin Templeton VIP Founding Funds Allocation Fund	April 28, 2014
Franklin Global Real Estate VIP Fund	Franklin Global Real Estate Securities Fund	April 28, 2014
Franklin Growth and Income VIP Fund	Franklin Growth and Income Securities Fund	April 28, 2014
Franklin High Income VIP Fund	Franklin High Income Securities Fund	April 28, 2014
Franklin Income VIP Fund	Franklin Income Securities Fund	April 28, 2014
Franklin Large Cap Growth VIP Fund	Franklin Large Cap Growth Securities Fund	April 28, 2014
Franklin Mutual Shares VIP Fund	Mutual Shares Securities Fund	April 28, 2014
Franklin Rising Dividends VIP Fund	Franklin Rising Dividends Securities Fund	April 28, 2014
Franklin Small Cap Value VIP Fund	Franklin Small Cap Value Securities Fund	April 28, 2014
Franklin Small-Mid Cap Growth VIP Fund	Franklin Small-Mid Cap Growth Securities Fund	April 28, 2014
Franklin Strategic Income VIP Fund	Franklin Strategic Income Securities Fund	April 28, 2014
Franklin U.S. Government Securities VIP Fund	Franklin U.S. Government Fund	April 28, 2014
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	PIMCO VIT Global Multi-Asset Portfolio	April 28, 2014
Templeton Foreign VIP Fund	Templeton Foreign Securities Fund	April 28, 2014
Templeton Global Bond VIP Fund	Templeton Global Bond Securities Fund	April 28, 2014
Templeton Growth VIP Fund	Templeton Growth Securities Fund	April 28, 2014
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Dynamic Multi-Strategy VIT Portfolio	June 30, 2014
AZL Boston Company Research Growth Fund	AZL Dreyfus Research Growth Fund	April 27, 2015
AZL DFA Multi-Strategy Fund	AZL Growth Index Strategy Fund	April 27, 2015
AZL Pyramis Total Bond Fund	AZL Pyramis Core Bond Fund	April 27, 2015
Oppenheimer Global Multi-Alternatives Fund/VA	Oppenheimer Diversified Alternatives Fund/VA	April 27, 2015
AZL Multi-Manager Mid Cap Growth Fund	AZL Morgan Stanley Mid Cap Growth Fund	November 23, 2015
MFS VIT Total Return Bond Portfolio	MFS VIT Research Bond Portfolio	November 23, 2015
PIMCO VIT Global Dividend Portfolio	PIMCO EqS Pathfinder Portfolio	November 23, 2015

Effective August 7, 2015, a One-for-Two Reverse Split occurred for the PIMCO VIT CommodityRealReturn Strategy Portfolio. The effect of this transaction was to divide the number of outstanding shares of the Fund by the split ratio, resulting in a corresponding increase in the net asset value per share. The shares presented in the Statements of Assets and Liabilities reflect this reverse split. There were no changes in net assets, results of operations or total return as a result of this transaction.

During the years ended December 31, 2015 and 2014, the following fund was closed to new money:

Fund	Date Closed
JPMIT International Equity Fund	December 12, 2014

52	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

During the years ended December 31, 2015 and 2014, the following funds were added as available options:

Fund	Date Opened
AZL MVP T. Rowe Price Capital Appreciation Fund	January 27, 2014
AZL Enhanced Bond Index Fund	April 28, 2014
Oppenheimer Diversified Alternatives Fund/VA	April 28, 2014
Allianz NFJ Dividend Value VIT Portfolio	July 7, 2014
AZL MetWest Total Return Bond Fund	April 27, 2015
AZL MVP DFA Multi-Strategy Fund	November 23, 2015
RCM Dynamic Multi-Asset Plus VIT Portfolio	November 23, 2015

For the years ended December 31, 2015 and 2014, no funds merged or were replaced.

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables, using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 4.5%, or 5%. Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life of New York if the reserves required are less than originally estimated. If additional reserves are required, Allianz Life of New York reimburses the account.

Bonus

Allianz Opportunity New York contract owners receive a bonus of 6% on each purchase payment. Owners of Allianz Vision New York with a Bonus Option receive a 6% bonus on each purchase payment received before the older owner reaches age 81.

Expenses

All Mortality and Expense Risk (M&E) charges and administrative charges are annualized rates that are calculated and assessed daily as a percentage of each Investment Option’s net asset value.

The M&E charge and administrative charge for Allianz Advantage New York can be summarized as follows:

Allianz Advantage New York was launched in January 2001, and sales were discontinued in May 2010. The Original Contract was available from January 2001 to February 19, 2004. For Original Contracts without an Enhanced Death Benefit (EDB) endorsement, the death benefit is equal to the contract value. For Original Contracts with an EDB endorsement if the owner was age 80 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Original Contracts with an EDB endorsement, if the owner was age 79 or younger at issue, the death benefit is either the contract value, or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value adjusted for subsequent purchase payments and withdrawals (Maximum Anniversary Value).

The most recently offered Allianz Advantage New York contract replaced the Original Contract beginning in February 2004. The most recently offered contract automatically provided a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB) where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the Maximum Anniversary Value.

The most recently offered Allianz Advantage New York contracts also provided a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on either: a) the Maximum Anniversary Value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Allianz Advantage New York contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on either: a) the Maximum Anniversary Value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	Most Recently Offered Contract without a GBP	Most Recently Offered Contract with the Traditional GBP	Most Recently Offered Contract with the Enhanced GBP
Traditional GMDB	1.65%	1.85%	2.35%
Enhanced GMDB	1.85%	2.00%	2.50%

Charges for the Original Contracts during the Accumulation Phase (includes 0.15% of administrative charge) are 1.49%.

53	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

Charges during the Annuity Phase (includes 0.15% of administrative charge) if the owner takes variable annuity payments are 1.65% for the most recently offered Allianz Advantage New York Contract; and 1.40% for the Original Contract.

The M&E charge for Allianz Charter II New York can be summarized as follows:

Allianz Charter II New York was launched in May 2004, and sales were discontinued in May 2010. Allianz Charter II New York contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the Maximum Anniversary Value.

Allianz Charter II New York contracts also offered a choice of either the Traditional GBP or the Enhanced GBP for an additional charge. The GBPs include a GMIB and a GPWB. The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on either: a) the Maximum Anniversary Value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Allianz Charter II New York contracts issued from May 3, 2004 to April 28, 2006, income under the Enhanced GBP is based on either: a) the Maximum Anniversary Value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

M&E charges during the Accumulation Phase are as follows:

	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.75%	1.95%	2.45%
Enhanced GMDB	1.95%	2.10%	2.60%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.75%.

The M&E charge for Allianz High Five New York can be summarized as follows:

Allianz High Five New York was launched in March 2007, and sales were discontinued in March 2009. The contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the Maximum Anniversary Value.

Allianz High Five New York also automatically provided Living Guarantees unless the owner elected otherwise at contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), and the Guaranteed Withdrawal Benefit (GWB). There are no additional fees or charges associated with the Living Guarantees. However, the contract values are monitored daily and amounts are systematically transferred between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees.

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the Guaranteed Account Value (GAV) from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent Contract Anniversaries, and does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.

In May of 2008, for an additional charge at contract issue, owners were allowed to select the Short Withdrawal Charge Option, which shortened the withdrawal charge period from seven years to four years.

M&E charges during the Accumulation Phase are as follows:

	Base Contract	Contract with the Short Withdrawal Charge Option
Traditional GMDB	1.25%	1.75%
Enhanced GMDB	1.45%	1.95%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.25%.

The M&E charge for Allianz Opportunity New York can be summarized as follows:

Allianz Opportunity New York was launched in October 2002, and sales were discontinued in May 2010. The contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments, not including any bonus, adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the Maximum Anniversary Value.

Allianz Opportunity New York contracts also offered a choice of either the Traditional GBP or the Enhanced GBP for an additional charge. The GBPs include a GMIB and a GPWB. The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments, not including any bonus, adjusted for partial withdrawals. Under the Enhanced GBP, income is based on either: a) the Maximum Anniversary Value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by 7%. For contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on either: a) the Maximum Anniversary Value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by either 3% or 5%.

54	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

M&E charges during the Accumulation Phase are as follows:

	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.90%	2.10%	2.60%
Enhanced GMDB	2.10%	2.25%	2.75%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.90%

The M&E charge and administrative charge for Allianz Valuemark II New York can be summarized as follows:

The Allianz Valuemark II New York contract was available from September 1991 to August 1998. Allianz Valuemark II New York contracts provided a death benefit of the greater of: a) total purchase payments less withdrawals, or b) the highest contract value from any fifth contract anniversary.

Charges during the Accumulation Phase and during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark IV New York can be summarized as follows:

Allianz Valuemark IV New York contract was available from August 1998 to January 2001. For Allianz Valuemark IV New York contracts without an EDB endorsement the death benefit is equal to the contract value. For Allianz Valuemark IV New York contracts with an EDB endorsement if the owner was age 81 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Allianz Valuemark IV New York contracts with an EDB endorsement if the owner was age 80 or younger at issue, the death benefit is either the contract value, or the greater of: a) total purchase payments less withdrawals, or b) the Maximum Anniversary Value.

Charges during the Accumulation Phase and Annuity Phase (includes 0.15% of administrative charge) are as follows:

Charges during the Accumulation Phase	Charges during the Annuity Phase if the owner takes variable annuity payment
1.49%	1.40%

The M&E charge for Allianz Vision New York can be summarized as follows:

Allianz Vision New York contract was launched in October of 2007, and included the following optional benefits: Lifetime Plus Benefit, Quarterly Value Death Benefit, Bonus Option and Short Withdrawal Charge Option. In May 2008, Target Date Retirement Benefit and No Withdrawal Charge Option became available. In August 2008, Lifetime Plus 8 Benefit became available. In January 2009, Target Date Retirement Benefit was replaced with Target Date 10 Benefit and the additional M&E charge for Lifetime Plus 8 Benefit increased. In March 2009, all optional benefits were discontinued except Bonus Option, Short Withdrawal Charge Option and Quarterly Value Death Benefit. In July 2009, No Withdrawal Charge Option again became available and Investment Protector and Income Protector also became available. Investment Protector and Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge. In March 2010, Quarterly Value Death Benefit was discontinued. In September 2010, the Maximum Anniversary Death Benefit became available. The Income Focus benefit was available from April 30, 2012 to April 24, 2015. Income Focus also has a separate rider charge based on the Total Income Value.

Allianz Vision New York Base Contract provides a Traditional Death Benefit or the owner can instead select the Maximum Anniversary Death Benefit for an additional M&E charge, which locks in the highest contract value on the Contract Anniversary. For Contracts issued May 2, 2014 and after, the Maximum Anniversary Death Benefit also requires selection of an Additional Required Benefit (Investment Protector, Income Protector, or one of the previously available Lifetime Benefits, Target Date Benefits or Income Focus). Beginning on April 29, 2013, both the Traditional Death Benefit and the Maximum Anniversary Death Benefit were revised to become first-to-die benefits based on the owner(s) named at issue. Changing ownership on these contracts can eliminate these death benefits. The Allianz Vision New York also allows the owner to select at issue for an additional M&E charge a Bonus Option that provides a 6% bonus on purchase payments received before the older owner reaches age 81 that increases the withdrawal charge period from seven years to nine years.

Prior to July 2012, the Contract allowed the owner to select at issue a Short Withdrawal Charge Option that shortened the withdrawal charge period from seven years to four years, or the No Withdrawal Charge Option that eliminated the withdrawal charge. The No Withdrawal Charge Option also required selection of an Additional Required Benefit. The No Withdrawal Charge and the Short Withdrawal Charge Options were discontinued in July 2012.

55	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

Current M&E charges during the Accumulation Phase are as follows:

	M&E Charges
Base Contract	1.40%
Additional Charges for Optional Benefits
Maximum Anniversary Death Benefit	0.30%
Bonus Option	0.50%
Short Withdrawal Charge Option	0.25%
No Withdrawal Charge Option Quarterly Value Death Benefit	0.35 0.30	% %
Target Date 10 Benefit Target Date Retirement Benefit	0.55 0.40	% %
Lifetime Plus Benefit (no qualifying event, or declined M&E charge increase)(1)
Single Lifetime Plus Payments	0.70%
Joint Lifetime Plus Payments	0.85%
Lifetime Plus 8 Benefit (riders issued 1/26/2009 and after, no qualifying event, or declined M&E charge increase)(1)
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%
Lifetime Plus 8 Benefit (riders issued before 1/26/2009, no qualifying event, or declined M&E charge increase)(1)
Single Lifetime Plus Payments (2)	0.80%
Joint Lifetime Plus Payments (3)	0.95%
Lifetime Plus Benefit and Lifetime Plus 8 Benefit (had a qualifying event and accepted M&E charge increase)(1)
Single Lifetime Plus Payments (4)	1.20%
Joint Lifetime Plus Payments (5)	1.35%

(1)	A qualifying event is the reset of a Lifetime Benefit’s Annual Increase, or an automatic annual Lifetime Plus Payment increase, that occurred on or after 4/29/2013. For an annual payment increase, the additional M&E charge does not change until the next fifth Benefit Anniversary.
(2)	On the Benefit Date the current M&E charge reduces to 0.70%.
(3)	On the Benefit Date the current M&E charge reduces to 0.85%.
(4)	For Lifetime Plus 8 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.10%.
(5)	For Lifetime Plus 8 Benefit riders issued before 1/26/2009, on the Benefit Date the current M&E charge reduces to 1.25%.

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.90% for a Contract with the Bonus Option.

Allianz Retirement Pro New York can be summarized as follows:

Allianz Retirement Pro New York was launched in May 2012. The contract offers the Base Account which provides tax deferral and a larger selection of Investment Options and the Income Advantage Account for those who want a protected value than can be used for guaranteed lifetime withdrawals (Income Advantage Payments), and has a guaranteed death benefit (Income Advantage Death Benefit). The Accounts are subject to fees that are computed and assessed differently. There is no withdrawal charge for this contract.

A Base Account fee applies if the owner allocates to the Base Account and is calculated and accrued on a daily basis, at an annualized rate of 0.35% of the Base Account Investment Options’ net asset value.

Allianz Retirement Advantage New York can be summarized as follows:

Allianz Retirement Advantage New York was launched in September 2012. The contract automatically includes the Retirement Protection Account. At issue the owner also selects either the Heritage Account, or Portfolio Choice Account (available only on Non-Qualified Contracts). The Retirement Protection Account is designed for those who want a protected value that can be used for guaranteed lifetime withdrawals (Lifetime Income Payments) until annuitization, and a guaranteed death benefit (Maximum Anniversary Death Benefit). The Portfolio Choice Account offers a variety of standard features including multiple variable investment options and annuitization options, systematic withdrawals, and dollar cost averaging. The Heritage Account is designed for those who want a guaranteed death benefit (Heritage Death Benefit). The Accounts are subject to fees that are computed and assessed differently. There is no withdrawal charge for this contract. A Portfolio Choice Account fee applies if the owner allocates to the Portfolio Choice Account. The fee is calculated and accrued on a daily basis, at an annualized rate of 0.35% of the Portfolio Choice Account Investment Options’ net asset value.

Allianz Index Advantage New York can be summarized as follows:

Allianz Index Advantage New York was launched in July 2014. The contract is a flexible purchase payment variable and index-linked deferred annuity contract, which offers both variable investment allocation options and index-linked investment allocation options. Purchase payments can be allocated to any or all of the variable options or index options. The Contract also offers various standard annuity features, including multiple fixed annuitization options, a free withdrawal privilege, and a guaranteed death benefit. The Contract has a six-year withdrawal charge period. Allianz Index Advantage has an annualized product fee, instead of net asset value based fee.

56	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

If purchase payments are allocated to the index options, the contract owner receives annual returns (credits), on each index anniversary, based on the performance of one or more nationally recognized securities indices. The index options do not involve an indirect investment in any underlying fund. Instead, the credits are an obligation of Allianz Life of New York, and these credits are calculated by Allianz Life of New York based on annual changes in the index’s value. Credits may be positive, zero, or, in some instances, negative, depending on the index option selected. The credit calculation method offered at launch was the Index Performance Strategy. In August 2015 the Index Protection NY Strategy became available.

Both crediting methods provide a combination of a level of protection against negative Index performance, and also a limitation on participation in positive Index performance. A positive performance credit is allocated based on a positive index return, subject to an upper limit called the Cap. If the Index Return is negative, a negative performance credit may be allocated if the loss is greater than a specified percentage called the Buffer. The Index Performance Strategy has higher caps in exchange for lower buffers. The Index Protection NY Strategy provides more protection and has higher buffers in exchange for lower caps. The caps are subject to an annual adjustment by Allianz Life of New York. The buffers are established on the contract issue date and cannot be changed. Buffers for newly issued contracts and any changes to the caps are published on the Allianz Life of New York website seven calendar days before they take effect.

Contract Based Expenses

A contract maintenance charge is deducted annually from each deferred annuity contract by liquidating accumulation units at the end of the contract year and at the time of full surrender. A portion of this charge is deducted from each annuity payment during the annuity phase. The amount of the charge is $30 each year for all the contracts, except for Allianz Vision New York contracts issued on or after April 29, 2013, Allianz Retirement Pro New York, Allianz Retirement Advantage New York, and Allianz Index Advantage New York contracts, which have an annual contract maintenance charge of $50. The contract maintenance charge is not assessed if the Contract Value is at least $100,000 for Allianz Opportunity New York, Allianz Valuemark II New York, Allianz Vision New York, Allianz Retirement Pro New York, Allianz Retirement Advantage New York, and Allianz Index Advantage New York contracts; $75,000 for Allianz Charter II New York and Allianz High Five New York contracts; and $50,000 for Allianz Advantage New York and Allianz Valuemark IV New York contracts. These contract charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges. Contract maintenance charges deducted during the years ended December 31, 2015 and 2014, were $321,000 and $280,000, respectively.

A rider charge is deducted quarterly during the Accumulation Phase for Allianz Vision New York contracts with Investment Protector, Income Protector, or Income Focus. Investment Protector is designed for persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. Investment Protector accomplishes this by periodically locking in a portion of any anniversary investment gains effective as of a future date. To realize this benefit the owner must continue to hold the contract until the future date. Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both contract value and a death benefit for a period of time.

Income Focus provides guaranteed lifetime income called Income Focus Payments (which are similar to Lifetime Plus Payments) that can begin from age 60 to age 90. The Income Focus Payments are calculated by multiplying each Income Value (all Purchase Payments received in a specific time period) by its Income Value Percentage. Income Value Percentages can potentially receive a 1% Performance Increase each year if the Contract Value increases.

The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under Investment Protector, a percentage of the Benefit Base under Income Protector, or as a percentage of the Total Income Value under Income Focus. The rider charge is calculated daily beginning on the day after the rider effective date. The rider charge is assessed quarterly and deducted for each quarter on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final rider charge is deducted. The rider charge reduces the contract value, but not any of the guaranteed values under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). Tables identifying the rider charge fees for Allianz Vision New York are included herein.

Rider Charges
Investment Protector (08.09)	1.15%
Investment Protector (05.10)	1.25%
Investment Protector (01.12 and after)	1.30%
Income Protector (08.09, 05.10 and 05.11)
Single Lifetime Plus Payments	1.55%
Joint Lifetime Plus Payments	1.70%
Income Protector (01.12 and 05.12)
Single Lifetime Plus Payments	1.60%
Joint Lifetime Plus Payments	1.60%
Income Protector (07.12)
Single Lifetime Plus Payments	1.10%
Joint Lifetime Plus Payments	1.10%
Income Protector (10.12)
Single Lifetime Plus Payments	1.20%
Joint Lifetime Plus Payments	1.20%
Income Protector (05.15)
Single Lifetime Plus Payments	1.40%
Joint Lifetime Plus Payments	1.40%
Income Focus
Single Income Focus Payments	1.30%
Joint Income Focus Payments	1.30%

57	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

An Income Advantage Account fee is deducted quarterly during the Accumulation and Income Phases for Allianz Retirement Pro New York contracts if money is allocated to the Income Advantage Account. The Income Advantage Account provides a protected value than can be used for guaranteed lifetime withdrawals (Income Advantage Payments), and has a guaranteed death benefit (Income Advantage Death Benefit). The Income Advantage Account fee is 1.05% and is an annualized rate that is calculated and accrued on a daily basis as a percentage of the Benefit Base. The fee is calculated daily beginning on the day after the money is allocated to the Income Advantage Account. The fee is assessed quarterly and deducted for each quarter by liquidating accumulation units on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final fee is deducted. The Income Advantage Account fee reduces the contract value, but not the guaranteed values, such as the Benefit Base.

A Retirement Protection Account fee is deducted during the Accumulation and Income Phases for Allianz Retirement Advantage New York contracts if money is allocated to the Retirement Protection Account. The Retirement Protection Account provides a protected value than can be used for guaranteed lifetime withdrawals (Lifetime Income Payments), and has a guaranteed death benefit (Quarterly Value Death Benefit). If money is allocated to the Heritage Account, we deduct a Heritage Account fee during the Accumulation Phase. The Heritage Account provides a guaranteed death benefit (Heritage Death Benefit). These fees are calculated daily beginning on the day money is allocated to the Account. These fees are assessed quarterly and deducted for each quarter by liquidating accumulation units on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final fee is deducted. These fees reduce the contract value, but not the guaranteed values, such as the Benefit Base or Heritage Base. The current Retirement Protection Account fee, calculated and accrued on a daily basis as a percentage of the Benefit Base, is 1.05%. The current Heritage Account fee, calculated and accrued on a daily basis as a percentage of the Heritage Base, is 0.85%.

A product fee is deducted during the Accumulation Phase for Allianz Index Advantage contracts. The product fee is an annualized rate of 1.25%, calculated and accrued on a daily basis as a percentage of the Charge Base. The Charge Base is the Contract Value on the preceding Quarterly Contract Anniversary (or the initial Purchase Payment received on the Issue Date if this is before the first Quarterly Contract Anniversary) adjusted for subsequent Purchase Payments and withdrawals. The product fee is not assessed during the annuity phase. The product fee is calculated daily beginning on the day after the issue date. The fee is assessed quarterly and deducted for each quarter by liquidating accumulation units on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final fee is deducted. The product fee reduces the contract value, but not the guaranteed values, such as the Traditional Death Benefit.

Total rider charges and product fees paid by owners during the years ended December 31, 2015 and 2014, were $24,308,000 and $19,679,000, respectively.

A withdrawal charge is deducted during the Accumulation Phase at the time of withdrawal on Allianz Advantage New York, Allianz Charter II New York, Allianz Opportunity New York, Allianz High Five New York, Allianz Valuemark II New York, Allianz Valuemark IV New York, Allianz Vision New York, and Allianz Index Advantage New York annuity contracts. There are no withdrawal charges associated with the Allianz Retirement Pro New York or Allianz Retirement Advantage New York contracts. If the withdrawal is a partial withdrawal, the charge is deducted from the contract value by liquidating accumulation units. If the withdrawal is a full withdrawal, the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. For the Allianz Advantage New York Original Contracts and the Allianz Valuemark IV New York Contract, the withdrawal charge also applies to liquidations taken during the annuity phase.

Withdrawal charges are as follows:

Complete Years Since Payment	Allianz Advantage New York and Allianz Valuemark IV New York	Allianz Charter II New York	Allianz High Five New York*	Allianz Opportunity New York	Allianz Valuemark II New York	Allianz Vision New York**	Allianz Index Advantage New York
0	6%	8%	8%	8.5%	5%	8.5%	8.5%
1	6%	7%	7.5%	8.5%	5%	8.5%	8%
2	6%	0%	7%	8.5%	4%	7.5%	6.5%
3	5%	0%	6%	8%	3%	6.5%	5%
4	4%	0%	5%	7%	1.5%	5%	3%
5	3%	0%	4%	6%	0%	4%	1%
6	2%	0%	3%	5%	0%	3%	0%
7	0%	0%	0%	4%	0%	0%	0%
8	0%	0%	0%	3%	0%	0%	0%
9+	0%	0%	0%	0%	0%	0%	0%

*	This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%.
**	This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Bonus Option is 8.5%, 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%. There is no withdrawal charge for a contract with the No Withdrawal Charge Option.

Total withdrawal charges paid by the contract owners during the years ended December 31, 2015 and 2014, were $1,056,250 and $1,075,745, respectively.

Allianz Valuemark IV New York and Allianz Advantage New York contracts include a waiver of withdrawal charge benefit if any owner becomes totally disabled after the first contract year. Allianz Vision New York also includes a waiver of withdrawal charge benefit for nursing home confinement or diagnosis of a terminal illness after the first contract year. Allianz Index Advantage New York contracts include a waiver of withdrawal charge benefit for nursing home confinement that occurs after the issue date.

A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a certain amount each year during the Accumulation Phase without incurring a withdrawal charge under the Allianz Advantage New York, Allianz Opportunity New York, Allianz High Five New York, Allianz Valuemark II New York, Allianz Valuemark IV New York, Allianz Vision New York, and Allianz Index Advantage New York contracts. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark IV New York and

58	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

Allianz Advantage New York, each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz High Five New York and Allianz Index Advantage New York, each year the owner can withdraw 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Opportunity New York, each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark II New York, each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year; if the owner does not take any withdrawals during a given year the full 15% carries over to the next year. For Allianz Vision New York, each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

Currently, twelve free transfers are permitted each contract year. Thereafter, the fee is $25 per transfer (or, if less, 2% of the amount transferred for Allianz Valuemark II New York, Allianz Valuemark IV New York and Allianz Advantage New York). The transfer fee is deducted by liquidating accumulation units. The following transfers do not count against any allowed free transfers and are not subject to a transfer fee: dollar cost averaging transfers, flexible rebalancing transfers, GAV Transfers under the Allianz High Five New York Living Guarantees, transfers between the variable and index options or reallocation of Index Option Value among the index options for Allianz Index Advantage New York; automatic quarterly rebalancing transfers for Target Date Benefits, Lifetime Benefits, Investment Protector or Income Protector on Allianz Vision New York; automatic quarterly rebalancing transfers for the Income Advantage Account on Allianz Retirement Pro New York; or automatic quarterly rebalancing transfers for the Heritage Account or Retirement Protection Account on Allianz Retirement Advantage New York. No transfer fees were paid by owners during the years ended December 31, 2015 and 2014. Net transfers (to)/from the general account were $(32,955,000) and $(2,662,000), for the years ended December 31, 2015 and 2014, respectively.

Premium taxes are not currently assessed in the State of New York. However, Allianz Life of New York reserves the right to make a deduction to reimburse itself for premium taxes if the owner lives in a state where premium taxes are due. Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Allianz Life of New York may, at its sole discretion, pay taxes when due and deduct that amount from the contract value at a later date. Payment at an earlier date does not waive any right Allianz Life of New York may have to deduct such amounts at a later date.

A rescission is defined as a contract that is returned to Allianz Life of New York and canceled within the free-look period, generally within 10 days.

3. FEDERAL INCOME TAXES

Operations of the Variable Account form a part of the Allianz Life of New York, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Allianz Life of New York understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

59	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

4. PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS)

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2015, are as follows:

	Cost of Purchases	Proceeds from Sales
Alger American Capital Appreciation Portfolio	$9	$228
Alger American LargeCap Growth Portfolio	8	1
Alger American MidCap Growth Portfolio	—	—
Alger American SmallCap Growth Portfolio	1	—
Allianz NFJ Dividend Value VIT Portfolio	263	112
AZL Balanced Index Strategy Fund	4,280	5,570
AZL BlackRock Capital Appreciation Fund	8,268	7,115
AZL Boston Company Research Growth Fund	2,385	2,469
AZL DFA Multi-Strategy Fund	10,123	35,294
AZL Enhanced Bond Index Fund	1,260	115
AZL Federated Clover Small Value Fund	2,591	3,578
AZL Franklin Templeton Founding Strategy Plus Fund	14,863	9,156
AZL Gateway Fund	741	1,445
AZL International Index Fund	2,004	1,699
AZL Invesco Equity and Income Fund	14,108	8,954
AZL Invesco Growth and Income Fund	2,336	2,146
AZL Invesco International Equity Fund	3,728	3,384
AZL JPMorgan International Opportunities Fund	2,583	3,443
AZL JPMorgan U.S. Equity Fund	3,264	3,196
AZL MetWest Total Return Bond Fund	1,250	32
AZL MFS Investors Trust Fund	2,630	2,740
AZL MFS Mid Cap Value Fund	5,579	3,000
AZL MFS Value Fund	1,199	2,738
AZL Mid Cap Index Fund	2,597	1,879
AZL Money Market Fund	50,751	59,642
AZL Morgan Stanley Global Real Estate Fund	389	1,149
AZL Multi-Manager Mid Cap Growth Fund	5,328	4,398
AZL MVP Balanced Index Strategy Fund	10,278	2,077
AZL MVP BlackRock Global Allocation Fund	20,449	6,416
AZL MVP DFA Multi-Strategy Fund	664	1
AZL MVP Franklin Templeton Founding Strategy Plus Fund	13,118	4,210
AZL MVP Fusion Balanced Fund	17,394	15,163
AZL MVP Fusion Conservative Fund	6,922	5,164
AZL MVP Fusion Growth Fund	5,965	6,871
AZL MVP Fusion Moderate Fund	39,067	26,871
AZL MVP Growth Index Strategy Fund	52,614	11,382
AZL MVP Invesco Equity and Income Fund	20,316	5,041
AZL MVP T. Rowe Price Capital Appreciation Fund	47,448	8,363
AZL NFJ International Value Fund	212	32
AZL Oppenheimer Discovery Fund	1,752	2,345
AZL Pyramis Total Bond Fund	2,360	789
AZL Russell 1000 Growth Index Fund	1,849	309
AZL Russell 1000 Value Index Fund	1,310	96
AZL S&P 500 Index Fund	9,694	8,444
AZL Schroder Emerging Markets Equity Fund CL 1	60	186
AZL Schroder Emerging Markets Equity Fund CL 2	1,057	1,574
AZL Small Cap Stock Index Fund	1,306	2,008
AZL T. Rowe Price Capital Appreciation Fund	7,126	5,122
BlackRock Equity Dividend V.I. Fund	—	—
BlackRock Global Allocation V.I. Fund	12,417	20,184

60	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	Cost of Purchases	Proceeds from Sales
ClearBridge Variable Aggressive Growth Portfolio	$84	$—
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	1	38
Columbia Variable Portfolio – Seligman Global Technology Fund	2	—
Davis VA Financial Portfolio	245	289
Davis VA Value Portfolio	29	8
Dreyfus VIF Appreciation Portfolio	—	—
Eaton Vance VT Floating-Rate Income Fund	8	23
Fidelity VIP Emerging Markets Portfolio	28	8
Fidelity VIP FundsManager 50% Portfolio	723	682
Fidelity VIP FundsManager 60% Portfolio	2,319	1,886
Fidelity VIP Mid Cap Portfolio	37	—
Fidelity VIP Strategic Income Portfolio	—	—
Franklin Founding Funds Allocation VIP Fund	1,021	2,999
Franklin Global Real Estate VIP Fund	198	680
Franklin Growth and Income VIP Fund	1,026	2,570
Franklin High Income VIP Fund	2,777	2,483
Franklin Income VIP Fund	34,185	17,554
Franklin Large Cap Growth VIP Fund	1,419	704
Franklin Mutual Shares VIP Fund	4,295	5,190
Franklin Rising Dividends VIP Fund	2,308	2,715
Franklin Small Cap Value VIP Fund	276	277
Franklin Small-Mid Cap Growth VIP Fund	997	598
Franklin Strategic Income VIP Fund	1	—
Franklin U.S. Government Securities VIP Fund	9,445	8,041
Invesco V.I. American Franchise Fund	1	11
Invesco V.I. American Value Fund	40	11
Invesco V.I. Balanced-Risk Allocation Fund	—	—
Invesco V.I. Core Equity Fund	6	1
Ivy Funds VIP Asset Strategy Portfolio	1	2
Ivy Funds VIP Energy Portfolio	—	—
Ivy Funds VIP Global Natural Resources Portfolio	—	—
Ivy Funds VIP Growth Portfolio	2	—
Ivy Funds VIP Mid Cap Growth Portfolio	—	11
Ivy Funds VIP Science and Technology Portfolio	—	—
Jennison Portfolio	—	132
JPMorgan Insurance Trust Core Bond Portfolio	460	28
JPMorgan Insurance Trust U.S. Equity Portfolio	1	—
Lazard Retirement International Equity Portfolio	—	7
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	—	—
MFS VIT II International Value Portfolio	—	8
MFS VIT Total Return Bond Portfolio	2,384	4,717
MFS VIT Utilities Portfolio	—	—
Oppenheimer Global Fund/VA	78	115
Oppenheimer Global Multi-Alternatives Fund/VA	—	—
Oppenheimer Global Strategic Income Fund/VA	157	20
Oppenheimer International Growth Fund/VA	1	7
Oppenheimer Main Street Fund/VA	180	264
PIMCO VIT All Asset Portfolio	5,249	6,450
PIMCO VIT CommodityRealReturn Strategy Portfolio	997	862
PIMCO VIT Emerging Markets Bond Portfolio	2,490	2,299
PIMCO VIT Global Advantage Strategy Bond Portfolio	2,664	853
PIMCO VIT Global Bond Portfolio	697	1,010
PIMCO VIT Global Dividend Portfolio	2,950	3,720

61	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	Cost of Purchases	Proceeds from Sales
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	$1,730	$4,903
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	5,022	2,718
PIMCO VIT High Yield Portfolio	18,660	10,406
PIMCO VIT Low Duration Portfolio	33	24
PIMCO VIT Real Return Portfolio	7,408	5,727
PIMCO VIT Total Return Portfolio	20,342	16,320
PIMCO VIT Unconstrained Bond Portfolio	5,640	5,048
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	—	—
RCM Dynamic Multi-Asset Plus VIT Portfolio	643	1
SP International Growth Portfolio	—	2
T. Rowe Price Blue Chip Growth Portfolio	—	11
T. Rowe Price Equity Income Portfolio	1	—
T. Rowe Price Health Sciences Portfolio	1	—
Templeton Foreign VIP Fund	589	1,365
Templeton Global Bond VIP Fund	20,401	8,070
Templeton Growth VIP Fund	1,676	3,819

62	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

5. CONTRACT TRANSACTIONS – ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)

Transactions in units for each sub-account for the periods ended December 31, 2015 and 2014 are as follows:

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	—	—	—	—	—
Transfers between funds or (to) from General Account	—	—	—	—	—	—
Surrenders and terminations	(11)	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(11)	—	—	—	—	—

	Alger American SmallCap Growth Portfolio		Allianz NFJ Dividend Value VIT Portfolio		AZL Balanced Index Strategy Fund
	2015	2014	2015	2014 (E)	2015	2014
Contract Transactions
Purchase payments	—	—	6	8	24	26
Transfers between funds or (to) from General Account	—	—	10	(3)	(14)	60
Surrenders and terminations	—	—	(8)	—	(108)	(72)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	1	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	(24)	(23)

Total Net Contract Transactions	—	—	8	5	(121)	(9)

	AZL BlackRock Capital Appreciation Fund		AZL Boston Company Research Growth Fund		AZL DFA Multi-Strategy Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	53	69	27	27	97	186
Transfers between funds or (to) from General Account	(73)	(159)	(24)	(16)	(1,271)	963
Surrenders and terminations	(155)	(125)	(68)	(36)	(445)	(320)
Rescissions	—	—	—	—	—	(4)
Bonus	1	1	—	—	—	—
Contract Maintenance Charges	—	—	—	—	(1)	(1)
Rider charge	(7)	(8)	(2)	(2)	(121)	(114)

Total Net Contract Transactions	(181)	(222)	(67)	(27)	(1,741)	710

	AZL Enhanced Bond Index Fund		AZL Federated Clover Small Value Fund		AZL Franklin Templeton Founding Strategy Plus Fund
	2015	2014 (D)	2015	2014	2015	2014
Contract Transactions
Purchase payments	70	29	9	6	32	68
Transfers between funds or (to) from General Account	38	2	(46)	(107)	526	198
Surrenders and terminations	(6)	(1)	(66)	(58)	(208)	(195)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(1)	—	(1)	(1)	(42)	(37)

Total Net Contract Transactions	101	30	(104)	(160)	308	34

63	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	AZL Gateway Fund		AZL International Index Fund		AZL Invesco Equity and Income Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	35	10	57	72	54	94
Transfers between funds or (to) from General Account	(46)	96	(17)	8	342	284
Surrenders and terminations	(31)	(37)	(23)	(32)	(161)	(134)
Rescissions	—	(4)	(1)	—	—	—
Bonus	—	—	—	—	—	2
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(14)	(12)	(5)	(4)	(34)	(28)

Total Net Contract Transactions	(56)	53	11	44	201	218

	AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund		AZL JPMorgan International Opportunities Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	23	60	27	71	44	16
Transfers between funds or (to) from General Account	(28)	(101)	24	(5)	(38)	8
Surrenders and terminations	(41)	(64)	(74)	(47)	(68)	(55)
Rescissions	—	—	—	—	—	—
Bonus	—	2	—	1	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(3)	(3)	(4)	(3)	(2)	(2)

Total Net Contract Transactions	(49)	(106)	(27)	17	(64)	(33)

	AZL JPMorgan U.S. Equity Fund		AZL MetWest Total Return Bond Fund		AZL MFS Investors Trust Fund
	2015	2014	2015 (A)	2014	2015	2014
Contract Transactions
Purchase payments	24	44	31	—	17	14
Transfers between funds or (to) from General Account	59	(30)	92	—	(41)	(59)
Surrenders and terminations	(67)	(49)	—	—	(44)	(33)
Rescissions	—	—	—	—	—	—
Bonus	—	1	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(2)	(2)	—	—	(1)	(2)

Total Net Contract Transactions	14	(36)	123	—	(69)	(80)

	AZL MFS Mid Cap Value Fund		AZL MFS Value Fund		AZL Mid Cap Index Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	47	55	9	33	62	77
Transfers between funds or (to) from General Account	14	(37)	(28)	(86)	(16)	(85)
Surrenders and terminations	(76)	(87)	(77)	(62)	(27)	(8)
Rescissions	—	—	—	—	—	—
Bonus	—	2	—	—	1	1
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(6)	(6)	(4)	(4)	(5)	(4)

Total Net Contract Transactions	(21)	(73)	(100)	(119)	15	(19)

64	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund		AZL Multi- Manager Mid Cap Growth Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	4,492	3,984	2	4	25	38
Transfers between funds or (to) from General Account	(4,220)	(3,197)	(39)	(4)	(46)	(71)
Surrenders and terminations	(1,185)	(1,011)	(33)	(24)	(76)	(56)
Rescissions	(15)	(15)	—	(1)	—	—
Bonus	24	68	—	—	1	—
Contract Maintenance Charges	(1)	(1)	—	—	—	—
Rider charge	(22)	(22)	—	(1)	(5)	(5)

Total Net Contract Transactions	(927)	(194)	(70)	(26)	(101)	(94)

	AZL MVP Balanced Index Strategy Fund		AZL MVP BlackRock Global Allocation Fund		AZL MVP DFA Multi- Strategy Fund
	2015	2014	2015	2014	2015 (B)	2014
Contract Transactions
Purchase payments	600	592	1,219	1,993	19	—
Transfers between funds or (to) from General Account	136	12	142	129	51	—
Surrenders and terminations	(56)	(44)	(190)	(102)	—	—
Rescissions	(9)	—	(1)	(5)	—	—
Bonus	4	2	6	5	—	—
Contract Maintenance Charges	—	—	(1)	(1)	—	—
Rider charge	(30)	(21)	(101)	(74)	—	—

Total Net Contract Transactions	645	541	1,074	1,945	70	—

	AZL MVP Franklin Templeton Founding Strategy Plus Fund		AZL MVP Fusion Balanced Fund		AZL MVP Fusion Conservative Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	584	1,121	540	787	214	316
Transfers between funds or (to) from General Account	188	197	(209)	16	17	79
Surrenders and terminations	(52)	(21)	(372)	(301)	(134)	(48)
Rescissions	—	(8)	—	—	—	—
Bonus	3	5	5	7	4	6
Contract Maintenance Charges	—	—	(1)	(1)	—	—
Rider charge	(34)	(19)	(84)	(73)	(28)	(23)

Total Net Contract Transactions	689	1,275	(121)	435	73	330

	AZL MVP Fusion Growth Fund		AZL MVP Fusion Moderate Fund		AZL MVP Growth Index Strategy Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	271	402	1,360	2,121	2,614	3,193
Transfers between funds or (to) from General Account	(119)	(35)	(284)	(208)	693	443
Surrenders and terminations	(201)	(273)	(652)	(618)	(194)	(107)
Rescissions	(6)	(7)	(5)	—	(6)	(5)
Bonus	—	1	9	8	11	26
Contract Maintenance Charges	—	—	(2)	(2)	(1)	(1)
Rider charge	(12)	(8)	(239)	(207)	(153)	(100)

Total Net Contract Transactions	(67)	80	187	1,094	2,964	3,449

65	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	AZL MVP Invesco Equity and Income Fund		AZL MVP T. Rowe Price Capital Appreciation Fund		AZL NFJ International Value Fund
	2015	2014	2015	2014 (C)	2015	2014
Contract Transactions
Purchase payments	890	1,299	1,883	1,287	7	2
Transfers between funds or (to) from General Account	309	378	1,796	1,227	4	—
Surrenders and terminations	(105)	(39)	(88)	(38)	—	—
Rescissions	(1)	—	—	—	—	—
Bonus	6	12	10	6	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(52)	(30)	(60)	(11)	—	—

Total Net Contract Transactions	1,047	1,620	3,541	2,471	11	2

	AZL Oppenheimer Discovery Fund		AZL Pyramis Total Bond Fund		AZL Russell 1000 Growth Index Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	4	10	129	304	63	24
Transfers between funds or (to) from General Account	(26)	(73)	59	131	16	20
Surrenders and terminations	(54)	(36)	(28)	(9)	(7)	—
Rescissions	—	—	—	(3)	—	—
Bonus	—	—	—	3	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(1)	(1)	(9)	(5)	(1)	—

Total Net Contract Transactions	(77)	(100)	151	421	71	44

	AZL Russell 1000 Value Index Fund		AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	51	16	237	214	—	—
Transfers between funds or (to) from General Account	17	10	31	(143)	(2)	—
Surrenders and terminations	—	—	(163)	(190)	(13)	(5)
Rescissions	—	—	(1)	—	—	—
Bonus	—	—	5	2	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(1)	—	(16)	(15)	—	—

Total Net Contract Transactions	67	26	93	(132)	(15)	(5)

	AZL Schroder Emerging Markets Equity Fund CL 2		AZL Small Cap Stock Index Fund		AZL T. Rowe Price Capital Appreciation Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	1	7	14	5	105	88
Transfers between funds or (to) from General Account	(1)	(44)	(42)	(74)	113	(41)
Surrenders and terminations	(67)	(60)	(52)	(45)	(121)	(156)
Rescissions	—	—	—	—	—	(1)
Bonus	—	—	—	—	1	1
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(1)	(1)	(1)	(1)	(4)	(4)

Total Net Contract Transactions	(68)	(98)	(81)	(115)	94	(113)

66	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	BlackRock Equity Dividend V.I. Fund		BlackRock Global Allocation V.I. Fund		ClearBridge Variable Aggressive Growth Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	—	94	267	3	—
Transfers between funds or (to) from General Account	—	—	(570)	(622)	—	—
Surrenders and terminations	—	—	(552)	(493)	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	1	—	—
Contract Maintenance Charges	—	—	(1)	(1)	—	—
Rider charge	—	—	(148)	(144)	—	—

Total Net Contract Transactions	—	—	(1,177)	(992)	3	—

	Columbia Variable Portfolio – Select Smaller-Cap Value Fund		Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	—	—	—	—	1
Transfers between funds or (to) from General Account	—	—	—	—	(3)	(8)
Surrenders and terminations	(2)	(10)	—	—	(12)	(16)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(2)	(10)	—	—	(15)	(23)

	Davis VA Value Portfolio		Dreyfus VIF Appreciation Portfolio		Eaton Vance VT Floating- Rate Income Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	—	—	—	—	2
Transfers between funds or (to) from General Account	—	—	—	—	(1)	(1)
Surrenders and terminations	—	(3)	—	—	(1)	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	(3)	—	—	(2)	1

	Fidelity VIP Emerging Markets Portfolio		Fidelity VIP FundsManager 50% Portfolio		Fidelity VIP FundsManager 60% Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	3	1	10	10	16	51
Transfers between funds or (to) from General Account	(1)	—	(4)	24	7	109
Surrenders and terminations	—	—	(7)	(5)	(33)	(23)
Rescissions	—	—	—	—	—	(17)
Bonus	—	—	1	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	(4)	(4)	(14)	(11)

Total Net Contract Transactions	2	1	(4)	25	(24)	109

67	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	Fidelity VIP Mid Cap Portfolio		Fidelity VIP Strategic Income Portfolio		Franklin Founding Funds Allocation VIP Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	1	—	—	—	5	3
Transfers between funds or (to) from General Account	—	—	—	—	(102)	17
Surrenders and terminations	—	—	—	—	(98)	(93)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	(1)	(1)

Total Net Contract Transactions	1	—	—	—	(196)	(74)

	Franklin Global Real Estate VIP Fund		Franklin Growth and Income VIP Fund		Franklin High Income VIP Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	—	—	—	1	5
Transfers between funds or (to) from General Account	(1)	(4)	(1)	(1)	20	20
Surrenders and terminations	(10)	(12)	(43)	(32)	(38)	(42)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	(4)	(3)

Total Net Contract Transactions	(11)	(16)	(44)	(33)	(21)	(20)

	Franklin Income VIP Fund		Franklin Large Cap Growth VIP Fund		Franklin Mutual Shares VIP Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	330	365	—	—	23	68
Transfers between funds or (to) from General Account	(1)	101	(2)	(1)	(58)	(75)
Surrenders and terminations	(105)	(118)	(17)	(22)	(75)	(92)
Rescissions	(2)	—	—	—	—	—
Bonus	1	1	—	—	—	1
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(19)	(13)	—	—	(4)	(4)

Total Net Contract Transactions	204	336	(19)	(23)	(114)	(102)

	Franklin Rising Dividends VIP Fund		Franklin Small Cap Value VIP Fund		Franklin Small-Mid Cap Growth VIP Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	—	—	—	—	—
Transfers between funds or (to) from General Account	(1)	(4)	1	(1)	(2)	(2)
Surrenders and terminations	(43)	(37)	(10)	(6)	(11)	(10)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(44)	(41)	(9)	(7)	(13)	(12)

68	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	Franklin Strategic Income VIP Fund		Franklin U.S. Government Securities VIP Fund		Invesco V.I. American Franchise Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	—	71	99	—	—
Transfers between funds or (to) from General Account	—	—	57	13	—	—
Surrenders and terminations	—	—	(81)	(128)	(1)	—
Rescissions	—	—	(1)	(1)	—	—
Bonus	—	—	—	2	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	(9)	(7)	—	—

Total Net Contract Transactions	—	—	37	(22)	(1)	—

	Invesco V.I. American Value Fund		Invesco V.I. Balanced- Risk Allocation Fund		Invesco V.I. Core Equity Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	1	—	—	—	—	—
Transfers between funds or (to) from General Account	—	—	—	—	—	—
Surrenders and terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	1	—	—	—	—	—

	Ivy Funds VIP Asset Strategy Portfolio		Ivy Funds VIP Energy Portfolio		Ivy Funds VIP Global Natural Resources Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	—	—	—	—	—
Transfers between funds or (to) from General Account	—	—	—	—	—	—
Surrenders and terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	—	—	—	—	—

	Ivy Funds VIP Growth Portfolio		Ivy Funds VIP Mid Cap Growth Portfolio		Ivy Funds VIP Science and Technology Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	—	—	—	—	—
Transfers between funds or (to) from General Account	—	—	—	(1)	—	—
Surrenders and terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	—	—	(1)	—	—

69	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	Jennison Portfolio		JPMIT International Equity Fund		JPMorgan Insurance Trust Core Bond Portfolio
	2015	2014	2015	2014 (F)	2015	2014
Contract Transactions
Purchase payments	—	—	—	—	14	10
Transfers between funds or (to) from General Account	—	—	—	—	18	3
Surrenders and terminations	(7)	(7)	—	—	—	(1)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(7)	(7)	—	—	32	12

	JPMorgan Insurance Trust U.S. Equity Portfolio		Lazard Retirement International Equity Portfolio		Lazard Retirement U.S. Small- Mid Cap Equity Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	—	—	—	—	—
Transfers between funds or (to) from General Account	—	—	—	—	—	—
Surrenders and terminations	—	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	—	—	—	—	—

	MFS VIT II International Value Portfolio		MFS VIT Total Return Bond Portfolio		MFS VIT Utilities Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	1	70	28	—	—
Transfers between funds or (to) from General Account	—	(3)	(217)	295	—	—
Surrenders and terminations	—	—	(7)	—	—	—
Rescissions	—	—	(2)	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	(2)	—	—	—

Total Net Contract Transactions	—	(2)	(158)	323	—	—

	Oppenheimer Global Fund/VA		Oppenheimer Global Multi-Alternatives Fund/VA		Oppenheimer Global Strategic Income Fund/VA
	2015	2014	2015	2014(D)	2015	2014
Contract Transactions
Purchase payments	—	—	—	—	—	—
Transfers between funds or (to) from General Account	(2)	1	—	—	7	1
Surrenders and terminations	(3)	(5)	—	—	(1)	(1)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(5)	(4)	—	—	6	—

70	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	Oppenheimer International Growth Fund/VA		Oppenheimer Main Street Fund/VA		PIMCO VIT All Asset Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	1	—	1	154	330
Transfers between funds or (to) from General Account	—	—	(2)	(2)	(135)	(113)
Surrenders and terminations	—	—	(14)	(17)	(112)	(126)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	1	1
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	(31)	(26)

Total Net Contract Transactions	—	1	(16)	(18)	(123)	66

	PIMCO VIT CommodityRealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	2	5	3	8	107	103
Transfers between funds or (to) from General Account	48	(10)	43	(42)	136	120
Surrenders and terminations	(38)	(53)	(56)	(61)	(38)	(22)
Rescissions	—	—	(2)	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(1)	(1)	(9)	(9)	(11)	(8)

Total Net Contract Transactions	11	(59)	(21)	(104)	194	193

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Dividend Portfolio		PIMCO VIT Global Multi- Asset Managed Allocation Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	1	4	4	9	18	50
Transfers between funds or (to) from General Account	11	(40)	(126)	(21)	(165)	(645)
Surrenders and terminations	(34)	(32)	(103)	(132)	(122)	(116)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	1
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	(3)	(4)	(2)	(3)	(34)	(36)

Total Net Contract Transactions	(25)	(72)	(227)	(147)	(303)	(746)

	PIMCO VIT Global Multi- Asset Managed Volatility Portfolio		PIMCO VIT High Yield Portfolio		PIMCO VIT Low Duration Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	355	401	265	489	2	2
Transfers between funds or (to) from General Account	(82)	(14)	112	143	(1)	1
Surrenders and terminations	(27)	(18)	(123)	(116)	—	(1)
Rescissions	—	—	(2)	(4)	—	—
Bonus	3	5	2	4	—	—
Contract Maintenance Charges	—	—	(1)	—	—	—
Rider charge	(16)	(11)	(44)	(37)	—	—

Total Net Contract Transactions	233	363	209	479	1	2

71	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	PIMCO VIT Real Return Portfolio		PIMCO VIT Total Return Portfolio		PIMCO VIT Unconstrained Bond Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	136	182	223	328	185	291
Transfers between funds or (to) from General Account	90	(20)	98	(128)	(41)	245
Surrenders and terminations	(155)	(155)	(275)	(284)	(107)	(116)
Rescissions	—	—	—	(1)	—	—
Bonus	1	2	4	3	1	3
Contract Maintenance Charges	—	—	(1)	(1)	—	—
Rider charge	(30)	(26)	(56)	(50)	(26)	(21)

Total Net Contract Transactions	42	(17)	(7)	(133)	12	402

	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio		RCM Dynamic Multi-Asset Plus VIT Portfolio		SP International Growth Portfolio
	2015	2014	2015 (B)	2014	2015	2014
Contract Transactions
Purchase payments	—	—	7	—	—	—
Transfers between funds or (to) from General Account	—	—	62	—	—	(1)
Surrenders and terminations	—	—	—	—	—	(12)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	—	—	69	—	—	(13)

	T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio		T. Rowe Price Health Sciences Portfolio
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	2	—	1	—	—
Transfers between funds or (to) from General Account	—	—	—	1	—	—
Surrenders and terminations	(1)	—	—	—	—	—
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	—
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	—	—	—	—

Total Net Contract Transactions	(1)	2	—	2	—	—

	Templeton Foreign VIP Fund		Templeton Global Bond VIP Fund		Templeton Growth VIP Fund
	2015	2014	2015	2014	2015	2014
Contract Transactions
Purchase payments	—	—	123	159	20	62
Transfers between funds or (to) from General Account	(2)	(11)	117	65	(40)	(36)
Surrenders and terminations	(38)	(25)	(74)	(55)	(59)	(67)
Rescissions	—	—	—	—	—	—
Bonus	—	—	—	—	—	1
Contract Maintenance Charges	—	—	—	—	—	—
Rider charge	—	—	(20)	(17)	(3)	(2)

Total Net Contract Transactions	(40)	(36)	146	152	(82)	(42)

72	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	Total All Funds
	2015	2014
Contract Transactions
Purchase payments	18,319	22,111
Transfers between funds or (to) from General Account	(2,686)	(964)
Surrenders and terminations	(8,140)	(7,162)
Rescissions	(54)	(76)
Bonus	106	187
Contract Maintenance Charges	(10)	(9)
Rider charge	(1,623)	(1,314)

Total Net Contract Transactions	5,912	12,773

(A)	Period from April 27, 2015 (fund commencement) to December 31, 2015
(B)	Period from November 23, 2015 (fund commencement) to December 31, 2015
(C)	Period from January 27, 2014 (fund commencement) to December 31, 2014
(D)	Period from April 28, 2014 (fund commencement) to December 31, 2014
(E)	Period from July 7, 2014 (fund commencement) to December 31, 2014
(F)	Period from January 1, 2014 through December 12, 2014 (fund termination)

73	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

6.	FINANCIAL HIGHLIGHTS

A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, is as follows:

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Alger American Capital Appreciation Portfolio
2015	4	$19.35	to	$19.63	$80	0.03%	1.40%	to	1.49%	4.62%	to	4.71%
2014	15	$18.50	to	$18.75	$281	0.10%	1.40%	to	1.49%	12.07%	to	12.17%
2013	15	$16.50	to	$16.71	$252	0.37%	1.40%	to	1.49%	33.19%	to	33.31%
2012	17	$12.39	to	$12.54	$216	0.94%	1.40%	to	1.49%	16.54%	to	16.65%
2011	20	$10.63	to	$10.75	$211	0.11%	1.40%	to	1.49%	-1.77%	to	-1.68%
Alger American LargeCap Growth Portfolio
2015	5	$13.13	to	$13.32	$69	0.00%	1.40%	to	1.49%	0.21%	to	0.30%
2014	5	$13.10	to	$13.28	$68	0.16%	1.40%	to	1.49%	9.34%	to	9.44%
2013	5	$11.98	to	$12.14	$63	0.82%	1.40%	to	1.49%	33.08%	to	33.20%
2012	5	$9.00	to	$9.11	$48	1.92%	1.40%	to	1.49%	8.23%	to	8.33%
2011	7	$8.32	to	$8.41	$59	1.18%	1.40%	to	1.49%	-1.82%	to	-1.73%
Alger American MidCap Growth Portfolio
2015	1	$17.50	to	$17.50	$24	0.00%	1.49%	to	1.49%	-3.02%	to	-3.02%
2014	1	$18.05	to	$18.05	$24	0.00%	1.49%	to	1.49%	6.41%	to	6.41%
2013	1	$16.96	to	$16.96	$23	0.34%	1.49%	to	1.49%	33.83%	to	33.83%
2012	1	$12.67	to	$12.67	$17	0.00%	1.49%	to	1.49%	14.48%	to	14.48%
2011	3	$11.07	to	$11.07	$29	0.33%	1.49%	to	1.49%	-9.63%	to	-9.63%
Alger American SmallCap Growth Portfolio
2015	—	$11.46	to	$11.46	$2	0.00%	1.49%	to	1.49%	-4.75%	to	-4.75%
2014	—	$12.03	to	$12.03	$2	0.00%	1.49%	to	1.49%	-1.05%	to	-1.05%
2013	—	$12.16	to	$12.16	$2	0.00%	1.49%	to	1.49%	32.27%	to	32.27%
2012	—	$9.19	to	$9.19	$2	0.00%	1.49%	to	1.49%	10.83%	to	10.83%
2011	—	$8.29	to	$8.29	$1	0.00%	1.49%	to	1.49%	-4.61%	to	-4.61%
Allianz NFJ Dividend Value VIT Portfolio
2015	13	$12.55	to	$12.77	$170	2.57%	0.35%	to	2.20%	-10.57%	to	-10.11%
2014[12]	5	$14.04	to	$14.21	$66	0.00%	0.35%	to	2.20%	0.03%	to	0.28%
AZL Balanced Index Strategy Fund
2015	2,304	$12.38	to	$13.93	$31,035	1.03%	1.15%	to	3.55%	-3.33%	to	-1.23%
2014	2,425	$12.78	to	$14.28	$33,223	1.41%	1.15%	to	3.55%	2.57%	to	4.80%
2013	2,434	$12.45	to	$13.91	$32,030	1.60%	1.15%	to	3.55%	9.15%	to	11.53%
2012	2,579	$11.36	to	$12.07	$30,607	1.41%	1.25%	to	3.30%	6.85%	to	8.91%
2011	2,137	$10.63	to	$11.08	$23,400	0.78%	1.25%	to	3.30%	-0.91%	to	1.14%
AZL BlackRock Capital Appreciation Fund
2015	1,203	$15.72	to	$19.56	$21,643	0.00%	0.35%	to	3.55%	2.53%	to	4.91%
2014	1,384	$15.29	to	$18.65	$23,945	0.00%	0.35%	to	3.55%	5.31%	to	7.76%
2013	1,606	$14.48	to	$17.30	$25,937	0.53%	0.35%	to	3.55%	29.11%	to	31.78%
2012	1,594	$11.35	to	$13.13	$19,652	0.02%	0.35%	to	3.30%	10.29%	to	12.31%
2011	1,418	$10.29	to	$11.69	$15,575	0.00%	1.25%	to	3.30%	-12.05%	to	-10.24%
AZL Boston Company Research Growth Fund
2015	447	$13.89	to	$18.05	$7,256	0.19%	0.35%	to	3.55%	2.14%	to	4.21%
2014	514	$13.58	to	$17.33	$7,997	0.16%	0.35%	to	3.55%	4.98%	to	7.10%
2013	541	$13.00	to	$18.05	$7,929	0.43%	0.35%	to	3.55%	31.65%	to	35.53%
2012	515	$9.84	to	$12.04	$5,633	0.31%	0.35%	to	3.30%	14.37%	to	16.28%
2011	494	$8.61	to	$10.36	$4,630	0.33%	1.25%	to	3.30%	-6.33%	to	-4.39%
AZL DFA Multi-Strategy Fund
2015	7,744	$13.55	to	$15.80	$116,196	1.23%	1.15%	to	3.55%	-3.99%	to	-1.90%
2014	9,485	$14.10	to	$16.43	$145,315	1.18%	1.15%	to	3.55%	2.81%	to	5.20%
2013	8,775	$13.68	to	$15.93	$128,520	1.20%	1.15%	to	3.55%	16.85%	to	19.57%
2012	7,898	$11.68	to	$12.47	$97,212	1.14%	1.25%	to	3.30%	9.63%	to	11.91%
2011	6,744	$10.65	to	$11.14	$74,464	0.57%	1.25%	to	3.30%	-3.23%	to	-1.23%

74	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Enhanced Bond Index Fund
2015	131	$10.59	to	$11.16	$1,455	2.32%	1.15%	to	2.20%	-1.95%	to	-1.15%
2014[11]	30	$11.11	to	$11.29	$342	1.23%	1.15%	to	2.20%	1.77%	to	1.98%
AZL Federated Clover Small Value Fund
2015	430	$19.79	to	$28.76	$9,743	0.86%	0.35%	to	3.55%	-9.38%	to	-6.43%
2014	534	$21.78	to	$30.74	$13,215	0.80%	0.35%	to	3.55%	3.79%	to	7.16%
2013	694	$21.22	to	$28.69	$16,393	0.69%	0.35%	to	3.55%	27.39%	to	31.53%
2012	533	$16.57	to	$19.99	$9,762	0.53%	0.35%	to	3.30%	10.87%	to	12.90%
2011	530	$14.95	to	$17.71	$8,627	0.58%	1.25%	to	3.30%	-7.03%	to	-5.11%
AZL Franklin Templeton Founding Strategy Plus Fund
2015	3,249	$11.81	to	$17.80	$42,283	3.85%	0.35%	to	3.55%	-8.76%	to	-5.79%
2014	2,941	$12.91	to	$19.48	$41,193	1.52%	0.35%	to	3.55%	-1.42%	to	1.78%
2013	2,907	$13.06	to	$19.73	$40,561	1.68%	0.35%	to	3.55%	14.00%	to	16.48%
2012	2,327	$11.54	to	$12.15	$28,059	2.27%	0.35%	to	3.30%	11.37%	to	13.18%
2011	2,330	$10.36	to	$10.73	$24,865	0.21%	1.40%	to	3.30%	-5.01%	to	-3.20%
AZL Gateway Fund
2015	816	$10.37	to	$12.23	$9,527	1.17%	0.00%	to	3.55%	-1.33%	to	1.62%
2014	872	$10.51	to	$12.04	$10,151	1.18%	0.00%	to	3.55%	-0.26%	to	2.73%
2013	819	$10.53	to	$11.53	$9,399	0.82%	0.00%	to	3.55%	4.92%	to	6.93%
2012	697	$10.42	to	$10.78	$7,491	0.39%	0.00%	to	3.30%	1.16%	to	2.70%
2011	667	$10.30	to	$10.50	$6,988	0.00%	1.40%	to	3.30%	-0.28%	to	1.63%
AZL International Index Fund
2015	599	$9.88	to	$16.10	$6,506	4.17%	0.00%	to	3.55%	-4.59%	to	-1.73%
2014	588	$10.35	to	$16.38	$6,591	1.82%	0.00%	to	3.55%	-9.32%	to	-6.51%
2013	544	$11.50	to	$17.53	$6,603	1.99%	0.00%	to	3.55%	17.48%	to	20.93%
2012	604	$9.79	to	$14.49	$6,095	1.84%	0.00%	to	3.30%	14.47%	to	17.62%
2011	588	$8.55	to	$8.90	$5,118	1.25%	1.25%	to	3.30%	-15.60%	to	-13.86%
AZL Invesco Equity and Income Fund
2015	2,736	$13.85	to	$19.56	$45,206	2.09%	0.35%	to	3.55%	-5.87%	to	-2.81%
2014	2,535	$14.69	to	$20.13	$43,733	0.79%	0.35%	to	3.55%	4.71%	to	8.12%
2013	2,317	$13.99	to	$18.61	$37,443	0.91%	0.35%	to	3.55%	20.32%	to	24.23%
2012	2,181	$11.60	to	$13.86	$28,694	1.47%	0.35%	to	3.30%	8.26%	to	10.51%
2011	2,181	$10.72	to	$12.54	$26,062	1.34%	1.25%	to	3.30%	-5.35%	to	-3.39%
AZL Invesco Growth and Income Fund
2015	510	$14.38	to	$19.43	$8,850	3.07%	0.35%	to	3.55%	-6.40%	to	-4.46%
2014	559	$15.37	to	$20.34	$10,253	0.96%	0.35%	to	3.55%	6.43%	to	8.63%
2013	665	$14.81	to	$20.99	$11,288	1.04%	0.35%	to	3.55%	29.02%	to	33.22%
2012	459	$11.27	to	$14.18	$5,852	1.48%	0.35%	to	3.30%	10.88%	to	12.91%
2011	390	$10.17	to	$12.56	$4,403	0.88%	1.25%	to	3.30%	-5.12%	to	-3.16%

75	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Invesco International Equity Fund
2015	818	$14.99	to	$19.85	$14,487	1.57%	0.35%	to	3.55%	-6.13%	to	-3.95%
2014	845	$15.93	to	$20.66	$15,699	1.51%	0.35%	to	3.55%	-3.24%	to	-0.99%
2013	828	$16.57	to	$23.18	$15,639	1.27%	0.35%	to	3.55%	14.64%	to	18.37%
2012	811	$14.44	to	$17.79	$13,084	1.75%	0.35%	to	3.30%	12.07%	to	14.11%
2011	812	$12.89	to	$15.59	$11,487	0.99%	1.25%	to	3.30%	-10.32%	to	-8.46%
AZL JPMorgan International Opportunities Fund
2015	716	$15.54	to	$22.17	$12,615	2.44%	0.35%	to	3.55%	-2.45%	to	0.42%
2014	780	$15.90	to	$22.08	$13,881	1.33%	0.35%	to	3.55%	-10.49%	to	-7.72%
2013	813	$17.70	to	$23.93	$15,954	2.29%	0.35%	to	3.55%	16.83%	to	20.27%
2012	811	$15.12	to	$18.23	$13,407	1.85%	0.35%	to	3.30%	16.63%	to	18.76%
2011	817	$12.96	to	$15.35	$11,382	0.68%	1.25%	to	3.30%	-16.21%	to	-14.48%
AZL JPMorgan U.S. Equity Fund
2015	667	$15.39	to	$19.55	$11,677	1.10%	0.35%	to	3.55%	-3.23%	to	-1.12%
2014	653	$15.89	to	$21.77	$11,746	0.74%	0.35%	to	3.55%	10.47%	to	13.78%
2013	689	$14.58	to	$19.13	$11,061	0.97%	0.35%	to	3.55%	32.72%	to	36.42%
2012	679	$10.98	to	$12.97	$8,093	0.75%	0.35%	to	3.30%	13.60%	to	15.67%
2011	647	$9.67	to	$11.21	$6,683	0.70%	1.25%	to	3.30%	-5.36%	to	-3.41%
AZL MetWest Total Return Bond Fund
2015[13]	123	$9.84	to	$9.89	$1,211	0.08%	1.15%	to	2.20%	-2.93%	to	-2.59%
AZL MFS Investors Trust Fund
2015	489	$18.59	to	$25.48	$10,249	0.75%	0.35%	to	3.55%	-3.49%	to	-0.35%
2014	558	$19.22	to	$25.57	$11,911	0.71%	0.35%	to	3.55%	6.89%	to	10.36%
2013	638	$17.94	to	$21.43	$12,623	0.80%	0.35%	to	3.55%	27.49%	to	30.13%
2012	644	$14.24	to	$16.46	$9,869	0.71%	0.35%	to	3.30%	15.35%	to	17.46%
2011	659	$12.34	to	$14.02	$8,644	0.65%	1.25%	to	3.30%	-5.38%	to	-3.43%
AZL MFS Mid Cap Value Fund
2015	918	$9.73	to	$12.94	$10,141	0.63%	0.35%	to	3.55%	-5.77%	to	-2.85%
2014	939	$10.31	to	$13.32	$10,901	0.35%	0.35%	to	3.55%	7.19%	to	10.51%
2013	1,012	$9.76	to	$12.06	$10,814	0.70%	0.35%	to	3.55%	30.60%	to	34.44%
2012	862	$7.51	to	$8.44	$6,934	0.56%	0.35%	to	3.30%	12.58%	to	14.58%
2011	678	$6.67	to	$7.37	$4,773	0.89%	1.25%	to	3.30%	-6.69%	to	-4.76%
AZL MFS Value Fund
2015	691	$12.63	to	$16.57	$10,252	2.15%	0.35%	to	3.55%	-4.14%	to	-2.06%
2014	791	$13.13	to	$16.92	$12,099	1.31%	0.35%	to	3.55%	6.73%	to	8.89%
2013	910	$12.36	to	$15.54	$12,855	1.58%	0.35%	to	3.55%	31.09%	to	33.74%
2012	843	$9.75	to	$11.62	$8,901	1.28%	0.35%	to	3.30%	13.49%	to	15.22%
2011	755	$8.59	to	$10.08	$6,897	0.96%	1.25%	to	3.30%	-7.55%	to	-5.64%

76	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Mid Cap Index Fund
2015	472	$14.59	to	$25.75	$7,862	1.13%	0.00%	to	3.55%	-5.93%	to	-2.67%
2014	457	$15.46	to	$26.55	$8,010	0.66%	0.00%	to	3.55%	5.72%	to	9.21%
2013	476	$15.27	to	$24.39	$7,840	0.78%	0.00%	to	3.55%	28.47%	to	32.71%
2012	246	$12.55	to	$18.45	$3,160	0.50%	0.00%	to	3.15%	14.02%	to	16.80%
2011	94	$11.01	to	$11.20	$1,044	0.47%	1.40%	to	3.15%	-5.34%	to	-3.67%
AZL Money Market Fund
2015	3,584	$7.60	to	$12.76	$34,736	0.00%	0.00%	to	3.55%	-3.19%	to	0.01%
2014	4,511	$7.63	to	$12.76	$43,627	0.00%	0.00%	to	3.55%	-3.24%	to	0.01%
2013	4,705	$7.88	to	$12.15	$45,687	0.00%	0.00%	to	3.55%	-3.24%	to	0.00%
2012	5,029	$8.15	to	$12.08	$49,321	0.00%	0.00%	to	3.30%	-3.26%	to	0.00%
2011	5,213	$8.42	to	$10.98	$51,788	0.00%	1.25%	to	3.30%	-3.24%	to	-1.24%
AZL Morgan Stanley Global Real Estate Fund
2015	241	$10.02	to	$13.33	$2,646	3.86%	0.00%	to	3.55%	-4.78%	to	-1.68%
2014	311	$10.50	to	$13.56	$3,568	1.05%	0.00%	to	3.55%	9.80%	to	13.37%
2013	337	$9.68	to	$11.96	$3,493	4.01%	0.00%	to	3.55%	-0.27%	to	2.66%
2012	368	$9.69	to	$11.65	$3,787	1.54%	0.00%	to	3.30%	25.94%	to	29.40%
2011	413	$7.69	to	$8.55	$3,352	3.15%	1.25%	to	3.30%	-12.86%	to	-11.06%
AZL Multi-Manager Mid Cap Growth Fund
2015	1,004	$15.67	to	$24.16	$18,788	0.00%	0.35%	to	3.55%	-9.48%	to	-6.54%
2014	1,105	$17.27	to	$25.85	$22,492	0.00%	0.35%	to	3.55%	-2.70%	to	0.47%
2013	1,199	$17.70	to	$25.73	$24,712	0.50%	0.35%	to	3.55%	34.10%	to	38.46%
2012	1,217	$13.30	to	$16.73	$18,374	0.00%	0.35%	to	3.30%	5.09%	to	7.01%
2011	1,111	$12.66	to	$15.63	$15,709	0.36%	1.25%	to	3.30%	-9.59%	to	-7.72%
AZL MVP Balanced Index Strategy Fund
2015	2,602	$11.77	to	$12.93	$31,706	0.80%	0.00%	to	3.55%	-5.13%	to	2.13%
2014	1,957	$12.14	to	$12.96	$24,235	1.01%	0.00%	to	2.20%	3.78%	to	4.63%
2013	1,416	$11.69	to	$11.88	$16,772	0.00%	1.15%	to	2.20%	10.11%	to	10.99%
2012[4]	923	$10.62	to	$10.70	$9,861	2.64%	1.40%	to	2.20%	5.12%	to	5.91%
AZL MVP BlackRock Global Allocation Fund
2015	8,173	$11.21	to	$11.57	$94,167	1.17%	1.15%	to	2.20%	-3.64%	to	-2.85%
2014	7,099	$11.63	to	$11.91	$84,290	0.05%	1.15%	to	2.20%	-0.21%	to	0.61%
2013	5,154	$11.66	to	$11.84	$60,876	0.00%	1.15%	to	2.20%	11.60%	to	12.49%
2012[4]	2,492	$10.44	to	$10.53	$26,190	2.01%	1.40%	to	2.20%	2.78%	to	3.55%
AZL MVP DFA Multi-Strategy Fund
2015[14]	70	$9.38	to	$9.41	$658	0.00%	1.15%	to	2.20%	-2.15%	to	-2.10%
AZL MVP Franklin Templeton Founding Strategy Plus Fund
2015	3,057	$11.14	to	$11.48	$34,898	1.48%	1.15%	to	2.20%	-8.25%	to	-7.51%
2014	2,368	$12.14	to	$12.41	$29,272	1.00%	1.15%	to	2.20%	0.11%	to	0.92%
2013	1,093	$12.13	to	$12.30	$13,410	0.00%	1.15%	to	2.20%	15.23%	to	16.15%
2012[6]	158	$10.53	to	$10.59	$1,673	3.17%	1.40%	to	2.20%	8.24%	to	8.66%
AZL MVP Fusion Balanced Fund
2015	7,239	$11.42	to	$15.65	$97,538	1.32%	0.35%	to	3.55%	-5.04%	to	-2.10%
2014	7,360	$12.01	to	$15.98	$102,373	1.39%	0.35%	to	3.55%	1.09%	to	4.22%
2013	6,925	$12.01	to	$14.18	$93,611	1.85%	0.35%	to	3.55%	7.73%	to	10.07%
2012	5,221	$11.14	to	$12.89	$63,869	2.02%	0.35%	to	3.30%	7.92%	to	10.00%
2011	5,010	$10.32	to	$11.71	$56,024	2.48%	1.25%	to	3.30%	-4.11%	to	-2.13%

77	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL MVP Fusion Conservative Fund
2015	2,069	$11.76	to	$13.03	$26,556	1.36%	0.35%	to	3.55%	-3.76%	to	-2.15%
2014	1,996	$12.22	to	$13.31	$26,291	1.53%	0.35%	to	3.55%	1.66%	to	3.36%
2013	1,666	$12.17	to	$12.88	$21,283	2.67%	0.35%	to	3.55%	5.03%	to	6.46%
2012	1,195	$11.59	to	$12.10	$14,360	1.87%	0.35%	to	3.30%	8.23%	to	9.71%
2011	989	$10.71	to	$11.03	$10,849	1.61%	1.40%	to	3.30%	-2.62%	to	-0.75%
AZL MVP Fusion Growth Fund
2015	2,881	$11.21	to	$15.37	$36,678	1.27%	0.35%	to	3.55%	-5.50%	to	-2.57%
2014	2,948	$11.85	to	$15.77	$38,975	1.28%	0.35%	to	3.55%	0.87%	to	4.00%
2013	2,868	$11.91	to	$15.17	$36,790	1.37%	0.35%	to	3.55%	15.29%	to	18.69%
2012	2,708	$10.31	to	$11.92	$29,690	1.55%	0.35%	to	3.30%	9.86%	to	11.87%
2011	2,765	$9.39	to	$10.66	$27,277	1.84%	1.25%	to	3.30%	-7.52%	to	-5.61%
AZL MVP Fusion Moderate Fund
2015	18,322	$11.30	to	$14.07	$246,882	1.28%	0.35%	to	3.55%	-5.39%	to	-3.33%
2014	18,135	$11.94	to	$14.56	$253,164	1.30%	0.35%	to	3.55%	0.75%	to	2.94%
2013	17,041	$11.84	to	$14.14	$231,516	1.57%	0.35%	to	3.55%	11.32%	to	13.74%
2012	12,468	$10.62	to	$12.43	$149,033	1.68%	0.35%	to	3.30%	8.86%	to	11.13%
2011	11,878	$9.76	to	$11.19	$128,238	1.82%	1.25%	to	3.30%	-5.99%	to	-4.04%
AZL MVP Growth Index Strategy Fund
2015	13,050	$12.37	to	$14.17	$173,827	0.87%	0.00%	to	3.55%	-7.14%	to	3.44%
2014	10,086	$13.37	to	$14.28	$137,534	0.80%	0.00%	to	2.20%	4.16%	to	5.12%
2013	6,637	$12.84	to	$13.05	$86,309	0.00%	1.15%	to	2.20%	18.22%	to	19.17%
2012[4]	2,928	$10.86	to	$10.95	$31,990	2.00%	1.40%	to	2.20%	6.89%	to	7.70%
AZL MVP Invesco Equity and Income Fund
2015	4,463	$12.97	to	$13.39	$59,387	0.51%	1.15%	to	2.20%	-5.32%	to	-4.55%
2014	3,416	$13.70	to	$14.03	$47,693	0.40%	1.15%	to	2.20%	6.06%	to	6.92%
2013	1,796	$12.92	to	$13.12	$23,484	0.00%	1.15%	to	2.20%	21.19%	to	22.16%
2012[4]	635	$10.66	to	$10.74	$6,806	1.82%	1.40%	to	2.20%	5.71%	to	6.50%
AZL MVP T. Rowe Price Capital Appreciation Fund
2015	6,012	$11.09	to	$11.27	$67,541	0.00%	1.15%	to	2.20%	1.89%	to	2.71%
2014[10]	2,471	$10.88	to	$10.97	$27,060	0.28%	1.15%	to	2.20%	10.61%	to	11.44%
AZL NFJ International Value Fund
2015	13	$13.34	to	$14.69	$186	4.11%	0.35%	to	2.20%	-14.03%	to	-12.87%
2014	2	$15.51	to	$15.78	$35	3.72%	0.35%	to	2.20%	-6.70%	to	-6.51%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
AZL Oppenheimer Discovery Fund
2015	335	$14.48	to	$19.64	$5,341	0.00%	0.35%	to	3.55%	-1.38%	to	1.83%
2014	412	$14.68	to	$19.28	$6,598	0.00%	0.35%	to	3.55%	-5.70%	to	-2.64%
2013	512	$15.56	to	$19.81	$8,641	0.00%	0.35%	to	3.55%	40.87%	to	45.01%
2012	273	$11.02	to	$13.66	$3,266	0.00%	0.35%	to	3.30%	13.11%	to	16.22%
2011	197	$9.74	to	$11.07	$2,046	0.05%	1.25%	to	3.30%	-8.46%	to	-6.57%
AZL Pyramis Total Bond Fund
2015	792	$9.34	to	$10.17	$7,751	2.07%	0.35%	to	3.55%	-3.72%	to	-1.24%
2014	641	$9.70	to	$10.29	$6,417	1.93%	0.35%	to	3.55%	2.36%	to	5.01%
2013	220	$9.60	to	$9.67	$2,119	0.60%	0.35%	to	3.55%	-4.04%	to	-3.56%
2012[9]	7	$10.02	to	$10.03	$71	0.00%	0.35%	to	3.30%	-0.29%	to	-0.26%
AZL Russell 1000 Growth Index Fund
2015	120	$17.57	to	$20.71	$2,202	1.27%	0.00%	to	2.20%	2.60%	to	4.86%
2014	49	$17.13	to	$19.75	$861	1.82%	0.00%	to	2.20%	10.63%	to	12.21%
2013	5	$16.70	to	$17.60	$86	1.52%	0.00%	to	0.35%	32.02%	to	32.48%
2012[5]	2	$12.65	to	$12.65	$31	0.00%	0.00%	to	0.35%	13.99%	to	13.99%
AZL Russell 1000 Value Index Fund
2015	99	$15.25	to	$18.34	$1,578	1.98%	0.00%	to	2.20%	-6.48%	to	-4.42%
2014	32	$16.54	to	$19.18	$546	2.30%	0.00%	to	2.20%	8.00%	to	12.59%
2013	6	$15.85	to	$17.04	$101	2.74%	0.00%	to	0.35%	31.06%	to	31.52%
2012[5]	3	$12.09	to	$12.09	$32	0.00%	0.00%	to	0.35%	16.22%	to	16.22%

78	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL S&P 500 Index Fund
2015	2,523	$11.98	to	$16.36	$33,771	2.06%	0.35%	to	3.55%	-2.57%	to	0.60%
2014	2,430	$12.11	to	$16.27	$32,833	1.17%	0.35%	to	3.55%	9.17%	to	12.72%
2013	2,562	$11.21	to	$14.43	$31,124	1.24%	0.35%	to	3.55%	27.06%	to	31.20%
2012	2,454	$8.80	to	$9.81	$22,875	1.10%	0.35%	to	3.30%	11.93%	to	14.04%
2011	2,512	$7.86	to	$8.60	$20,596	1.31%	1.25%	to	3.30%	-1.74%	to	0.47%
AZL Schroder Emerging Markets Equity Fund CL 1
2015	100	$9.29	to	$9.36	$932	1.24%	1.40%	to	1.49%	-13.98%	to	-13.91%
2014	115	$10.80	to	$10.87	$1,251	0.88%	1.40%	to	1.49%	-6.36%	to	-6.28%
2013	120	$11.53	to	$11.60	$1,388	0.98%	1.40%	to	1.49%	-3.41%	to	-3.32%
2012	137	$11.94	to	$12.00	$1,639	1.00%	1.40%	to	1.49%	19.71%	to	19.82%
2011	155	$9.97	to	$10.02	$1,556	0.97%	1.40%	to	1.49%	-18.32%	to	-18.24%
AZL Schroder Emerging Markets Equity Fund CL 2
2015	690	$7.53	to	$10.01	$5,662	0.98%	0.00%	to	3.55%	-15.92%	to	-13.19%
2014	758	$8.93	to	$11.89	$7,325	0.57%	0.00%	to	3.55%	-8.52%	to	-5.22%
2013	856	$9.74	to	$11.40	$8,962	0.76%	0.00%	to	3.55%	-5.28%	to	-3.32%
2012	967	$10.41	to	$11.79	$10,606	0.70%	0.00%	to	3.30%	17.39%	to	19.53%
2011	1,049	$8.87	to	$9.86	$9,717	0.67%	1.25%	to	3.30%	-19.95%	to	-18.30%
AZL Small Cap Stock Index Fund
2015	418	$12.82	to	$16.56	$5,876	1.00%	0.00%	to	3.55%	-5.75%	to	-2.84%
2014	499	$13.59	to	$17.05	$7,354	0.56%	0.00%	to	3.55%	1.72%	to	4.87%
2013	614	$13.35	to	$16.26	$8,834	0.97%	0.00%	to	3.55%	35.92%	to	40.12%
2012	665	$9.98	to	$11.60	$6,932	0.34%	0.00%	to	3.30%	12.32%	to	15.41%
2011	707	$8.88	to	$9.64	$6,482	0.53%	1.25%	to	3.30%	-2.95%	to	-0.95%
AZL T. Rowe Price Capital Appreciation Fund
2015	1,502	$13.36	to	$20.29	$23,741	0.58%	0.35%	to	3.55%	1.55%	to	4.70%
2014	1,408	$13.14	to	$19.38	$21,559	0.31%	0.35%	to	3.55%	8.04%	to	11.38%
2013	1,521	$12.31	to	$15.60	$21,189	0.84%	0.35%	to	3.55%	25.79%	to	28.33%
2012	1,588	$9.77	to	$12.15	$17,337	0.33%	0.35%	to	3.30%	8.93%	to	10.92%
2011	1,616	$8.97	to	$10.96	$16,008	0.88%	1.25%	to	3.30%	-7.30%	to	-5.39%
BlackRock Equity Dividend V.I. Fund
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
BlackRock Global Allocation V.I. Fund
2015	9,618	$10.08	to	$45.96	$110,116	1.01%	0.00%	to	3.55%	-4.31%	to	-1.00%
2014	10,795	$10.52	to	$46.59	$126,858	2.13%	0.00%	to	3.55%	-1.62%	to	1.93%
2013	11,787	$10.67	to	$45.87	$137,841	1.08%	0.00%	to	3.55%	10.42%	to	14.42%
2012	11,579	$9.75	to	$15.61	$120,434	1.53%	0.00%	to	3.30%	6.54%	to	9.97%
2011	10,501	$9.14	to	$14.65	$100,990	2.88%	1.25%	to	3.30%	-6.76%	to	-4.83%
ClearBridge Variable Aggressive Growth Portfolio
2015	3	$20.09	to	$20.09	$70	0.15%	0.35%	to	0.35%	-2.28%	to	-2.28%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

79	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Columbia Variable Portfolio – Select Smaller-Cap Value Fund
2015	23	$15.63	to	$16.79	$377	0.00%	1.49%	to	2.75%	-5.69%	to	-4.49%
2014	25	$16.58	to	$17.58	$425	0.00%	1.49%	to	2.75%	3.18%	to	4.49%
2013	35	$16.07	to	$16.82	$571	0.00%	1.49%	to	2.75%	44.52%	to	46.36%
2012	49	$11.12	to	$11.50	$561	0.00%	1.49%	to	2.75%	14.70%	to	16.16%
2011[2]	58	$9.69	to	$9.90	$564	0.00%	1.49%	to	2.75%	-14.01%	to	-13.13%
Columbia Variable Portfolio – Seligman Global Technology Fund
2015	1	$13.41	to	$13.41	$13	0.00%	1.49%	to	1.49%	8.44%	to	8.44%
2014	1	$12.37	to	$12.37	$12	0.00%	1.49%	to	1.49%	23.57%	to	23.57%
2013	1	$10.01	to	$10.01	$10	0.00%	1.49%	to	1.49%	23.97%	to	23.97%
2012	1	$8.07	to	$8.07	$8	0.00%	1.49%	to	1.49%	5.64%	to	5.64%
2011	1	$7.64	to	$7.64	$8	0.00%	1.49%	to	1.49%	-7.14%	to	-7.14%
Davis VA Financial Portfolio
2015	119	$12.63	to	$19.68	$1,696	0.83%	1.15%	to	3.55%	-1.40%	to	0.59%
2014	134	$11.79	to	$19.98	$1,923	1.17%	1.15%	to	3.55%	9.07%	to	11.45%
2013	157	$11.37	to	$17.92	$2,062	0.55%	1.15%	to	3.55%	27.06%	to	29.63%
2012	186	$8.92	to	$13.83	$1,932	1.72%	1.25%	to	3.30%	15.41%	to	17.34%
2011	210	$7.73	to	$11.78	$1,881	1.30%	1.25%	to	3.30%	-10.94%	to	-9.10%
Davis VA Value Portfolio
2015	11	$13.16	to	$17.28	$162	0.79%	1.49%	to	2.75%	-1.16%	to	0.09%
2014	11	$13.32	to	$17.26	$165	0.81%	1.49%	to	2.75%	3.18%	to	4.49%
2013	14	$12.91	to	$16.52	$205	0.82%	1.49%	to	2.75%	29.81%	to	31.45%
2012	19	$9.94	to	$12.57	$209	1.38%	1.49%	to	2.75%	10.00%	to	11.40%
2011	21	$9.04	to	$11.28	$212	0.80%	1.49%	to	2.75%	-6.77%	to	-5.59%
Dreyfus VIF Appreciation Portfolio
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Eaton Vance VT Floating-Rate Income Fund
2015	15	$14.74	to	$14.74	$228	3.34%	0.35%	to	0.35%	-1.34%	to	-1.34%
2014	17	$14.94	to	$14.94	$253	3.15%	0.35%	to	0.35%	0.22%	to	0.22%
2013	16	$14.90	to	$14.90	$240	3.37%	0.35%	to	0.35%	3.49%	to	3.49%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Fidelity VIP Emerging Markets Portfolio
2015	3	$8.39	to	$8.39	$22	0.36%	0.35%	to	0.35%	-10.62%	to	-10.62%
2014	1	$9.39	to	$9.39	$5	0.21%	0.35%	to	0.35%	0.78%	to	0.78%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Fidelity VIP FundsManager 50% Portfolio
2015	279	$11.27	to	$13.51	$3,665	0.94%	1.15%	to	3.55%	-3.22%	to	-1.40%
2014	283	$11.65	to	$13.70	$3,786	1.00%	1.15%	to	3.55%	1.60%	to	3.50%
2013	258	$11.47	to	$13.24	$3,344	0.84%	1.15%	to	3.55%	10.99%	to	13.07%
2012	244	$10.69	to	$11.71	$2,811	1.21%	1.40%	to	3.30%	7.12%	to	8.58%
2011[1]	166	$9.98	to	$10.78	$1,757	4.53%	1.40%	to	3.30%	-4.19%	to	-2.46%
Fidelity VIP FundsManager 60% Portfolio
2015	885	$10.79	to	$12.77	$11,144	0.93%	1.15%	to	3.55%	-3.08%	to	-1.12%
2014	909	$11.22	to	$12.91	$11,602	1.21%	1.15%	to	3.55%	1.84%	to	3.81%
2013	800	$11.52	to	$12.44	$9,867	1.06%	1.15%	to	3.55%	15.35%	to	16.75%
2012	768	$10.07	to	$10.65	$8,124	1.37%	1.40%	to	3.30%	8.75%	to	9.91%
2011[1]	566	$9.26	to	$9.69	$5,452	4.16%	1.40%	to	3.30%	-5.75%	to	-4.05%
Fidelity VIP Mid Cap Portfolio
2015	1	$46.90	to	$46.90	$46	0.37%	0.35%	to	0.35%	-1.97%	to	-1.97%
2014	—	$47.84	to	$47.84	$14	0.02%	0.35%	to	0.35%	5.66%	to	5.66%
2013	—	$45.28	to	$45.28	$13	0.29%	0.35%	to	0.35%	35.39%	to	35.39%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

80	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Fidelity VIP Strategic Income Portfolio
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Franklin Founding Funds Allocation VIP Fund
2015	881	$8.78	to	$10.45	$8,283	2.94%	0.35%	to	3.55%	-9.48%	to	-7.38%
2014	1,077	$9.68	to	$11.28	$11,128	2.87%	0.35%	to	3.55%	-0.74%	to	1.57%
2013	1,151	$9.85	to	$11.11	$11,928	11.94%	0.35%	to	3.55%	19.81%	to	22.23%
2012	1,248	$8.23	to	$9.09	$10,728	2.77%	0.35%	to	3.30%	11.85%	to	13.89%
2011	1,339	$7.35	to	$7.98	$10,210	0.01%	1.25%	to	3.30%	-4.73%	to	-2.76%
Franklin Global Real Estate VIP Fund
2015	77	$39.37	to	$58.97	$3,980	3.33%	1.25%	to	2.75%	-2.16%	to	-0.58%
2014	88	$40.24	to	$59.31	$4,576	0.60%	1.25%	to	2.75%	11.89%	to	13.66%
2013	104	$35.96	to	$52.18	$4,703	4.75%	1.25%	to	2.75%	-0.46%	to	1.18%
2012	120	$36.13	to	$51.57	$5,401	0.00%	1.25%	to	2.75%	23.94%	to	25.94%
2011	128	$29.15	to	$40.95	$4,636	7.71%	1.25%	to	2.75%	-8.21%	to	-6.76%
Franklin Growth and Income VIP Fund
2015	314	$35.16	to	$52.64	$15,961	3.54%	1.25%	to	2.75%	-3.60%	to	-2.00%
2014	358	$36.47	to	$53.72	$18,596	2.56%	1.25%	to	2.75%	6.18%	to	7.87%
2013	391	$34.35	to	$49.79	$18,793	2.73%	1.25%	to	2.75%	26.09%	to	28.15%
2012	444	$27.24	to	$38.86	$16,651	3.09%	1.25%	to	2.75%	9.17%	to	10.96%
2011	487	$24.95	to	$35.02	$16,535	3.84%	1.25%	to	2.75%	-0.36%	to	1.22%
Franklin High Income VIP Fund
2015	529	$17.81	to	$47.26	$15,931	6.89%	0.00%	to	3.55%	-12.29%	to	-9.12%
2014	550	$20.31	to	$52.01	$18,462	6.11%	0.00%	to	3.55%	-3.51%	to	-0.02%
2013	570	$21.05	to	$52.02	$19,566	7.16%	0.00%	to	3.55%	4.07%	to	7.83%
2012	605	$22.55	to	$36.71	$19,551	7.08%	0.00%	to	3.30%	11.96%	to	14.32%
2011	627	$20.12	to	$32.17	$17,838	6.35%	1.25%	to	3.30%	1.17%	to	3.26%
Franklin Income VIP Fund
2015	2,166	$32.91	to	$62.10	$120,673	4.65%	0.35%	to	3.55%	-10.30%	to	-8.13%
2014	1,962	$36.68	to	$67.59	$118,903	4.84%	0.35%	to	3.55%	0.97%	to	3.46%
2013	1,626	$36.33	to	$65.36	$94,471	6.32%	0.35%	to	3.55%	9.97%	to	12.59%
2012	1,356	$35.69	to	$58.09	$69,521	6.44%	0.35%	to	3.30%	9.25%	to	11.33%
2011	1,054	$32.66	to	$52.22	$48,096	5.63%	1.25%	to	3.30%	-0.93%	to	1.29%
Franklin Large Cap Growth VIP Fund
2015	176	$23.16	to	$31.53	$5,087	0.44%	1.25%	to	2.75%	2.76%	to	4.41%
2014	195	$22.54	to	$30.19	$5,428	1.27%	1.25%	to	2.75%	9.41%	to	11.17%
2013	218	$20.60	to	$27.16	$5,457	1.20%	1.25%	to	2.75%	25.14%	to	27.13%
2012	244	$16.46	to	$21.36	$4,824	1.03%	1.25%	to	2.75%	9.31%	to	11.08%
2011	283	$15.06	to	$19.23	$5,093	0.83%	1.25%	to	2.75%	-4.17%	to	-2.59%

81	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Mutual Shares VIP Fund
2015	1,003	$19.24	to	$34.23	$25,520	3.05%	0.35%	to	3.55%	-8.25%	to	-5.27%
2014	1,117	$20.97	to	$36.13	$30,480	2.05%	0.35%	to	3.55%	3.39%	to	6.75%
2013	1,219	$20.29	to	$29.42	$31,539	2.15%	0.35%	to	3.55%	23.79%	to	26.74%
2012	1,224	$16.63	to	$23.21	$25,097	2.13%	0.35%	to	3.30%	10.79%	to	13.00%
2011	1,166	$15.01	to	$20.54	$21,192	2.38%	1.25%	to	3.30%	-4.25%	to	-2.17%
Franklin Rising Dividends VIP Fund
2015	320	$39.95	to	$75.24	$16,822	1.58%	0.35%	to	2.75%	-6.26%	to	-3.98%
2014	364	$42.62	to	$78.36	$20,066	1.46%	0.35%	to	2.75%	5.77%	to	8.34%
2013	405	$40.29	to	$72.33	$20,811	1.71%	0.35%	to	2.75%	26.17%	to	29.24%
2012	452	$31.93	to	$55.97	$18,162	1.75%	0.35%	to	2.75%	8.91%	to	11.57%
2011	505	$29.32	to	$39.54	$18,492	1.64%	1.25%	to	2.75%	3.13%	to	4.82%
Franklin Small Cap Value VIP Fund
2015	64	$20.42	to	$27.06	$1,463	0.73%	1.40%	to	2.75%	-9.90%	to	-8.47%
2014	73	$22.66	to	$29.57	$1,841	0.70%	1.40%	to	2.75%	-2.16%	to	-0.52%
2013	80	$23.16	to	$29.72	$2,044	1.40%	1.40%	to	2.75%	32.54%	to	34.61%
2012	100	$17.48	to	$22.08	$1,922	0.82%	1.40%	to	2.75%	15.16%	to	17.09%
2011	108	$15.18	to	$18.86	$1,795	0.76%	1.40%	to	2.75%	-6.36%	to	-4.86%
Franklin Small-Mid Cap Growth VIP Fund
2015	110	$27.70	to	$37.82	$3,865	0.00%	1.25%	to	2.75%	-5.30%	to	-3.80%
2014	123	$29.25	to	$39.31	$4,527	0.00%	1.25%	to	2.75%	4.56%	to	6.28%
2013	135	$27.97	to	$36.99	$4,648	0.00%	1.25%	to	2.75%	34.41%	to	36.57%
2012	149	$20.81	to	$27.08	$3,793	0.00%	1.25%	to	2.75%	7.83%	to	9.56%
2011	177	$19.30	to	$24.72	$4,143	0.00%	1.25%	to	2.75%	-7.41%	to	-5.92%
Franklin Strategic Income VIP Fund
2015	1	$22.43	to	$22.43	$14	6.44%	0.35%	to	0.35%	-4.20%	to	-4.20%
2014	1	$23.41	to	$23.41	$15	5.94%	0.35%	to	0.35%	1.51%	to	1.51%
2013	1	$23.07	to	$23.07	$15	0.00%	0.35%	to	0.35%	2.95%	to	2.95%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Franklin U.S. Government Securities VIP Fund
2015	1,160	$17.97	to	$38.58	$31,921	2.53%	0.00%	to	3.55%	-2.79%	to	0.12%
2014	1,123	$18.48	to	$38.54	$31,161	2.67%	0.00%	to	3.55%	0.03%	to	3.02%
2013	1,145	$19.18	to	$37.41	$31,341	2.93%	0.00%	to	3.55%	-5.27%	to	-2.58%
2012	1,231	$20.25	to	$31.84	$34,971	2.67%	0.00%	to	3.30%	-1.29%	to	0.69%
2011	1,151	$20.51	to	$31.64	$32,410	3.15%	1.25%	to	3.30%	2.26%	to	4.49%
Invesco V.I. American Franchise Fund
2015	4	$13.30	to	$44.11	$182	0.00%	1.40%	to	1.49%	3.20%	to	3.55%
2014	5	$12.88	to	$42.60	$184	0.04%	1.40%	to	1.49%	6.57%	to	6.93%
2013	5	$12.09	to	$39.84	$186	0.43%	1.40%	to	1.49%	37.73%	to	38.19%
2012	6	$8.78	to	$28.83	$152	0.00%	1.40%	to	1.49%	-3.66%	to	11.81%
2011	—	$7.86	to	$7.86	$4	0.00%	1.40%	to	1.49%	-7.77%	to	-7.69%
Invesco V.I. American Value Fund
2015	1	$30.79	to	$30.79	$31	0.01%	0.35%	to	0.35%	-9.68%	to	-9.68%
2014	—	$34.09	to	$34.09	$11	0.65%	0.35%	to	0.35%	9.10%	to	9.10%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

82	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Invesco V.I. Balanced-Risk Allocation Fund
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Invesco V.I. Core Equity Fund
2015	3	$15.12	to	$15.12	$52	1.14%	1.49%	to	1.49%	-7.16%	to	-7.16%
2014	3	$16.29	to	$16.29	$56	0.86%	1.49%	to	1.49%	6.55%	to	6.55%
2013	3	$15.29	to	$15.29	$53	1.41%	1.49%	to	1.49%	27.34%	to	27.34%
2012	3	$12.00	to	$12.00	$42	0.00%	1.49%	to	1.49%	12.19%	to	12.19%
2011	5	$10.70	to	$10.70	$53	0.97%	1.49%	to	1.49%	-1.54%	to	-1.54%
Ivy Funds VIP Asset Strategy Portfolio
2015	—	$56.63	to	$56.63	$5	0.40%	0.35%	to	0.35%	-8.67%	to	-8.67%
2014	—	$62.00	to	$62.00	$8	0.00%	0.35%	to	0.35%	-5.60%	to	-5.60%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Energy Portfolio
2015	1	$10.39	to	$10.39	$5	0.06%	0.35%	to	0.35%	-22.41%	to	-22.41%
2014	1	$13.40	to	$13.40	$7	0.00%	0.35%	to	0.35%	-10.87%	to	-10.87%
2013	1	$15.03	to	$15.03	$8	0.00%	0.35%	to	0.35%	27.31%	to	27.31%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Global Natural Resources Portfolio
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Growth Portfolio
2015	—	$161.25	to	$161.25	$14	0.11%	0.35%	to	0.35%	6.79%	to	6.79%
2014	—	$150.99	to	$150.99	$12	0.00%	0.35%	to	0.35%	11.42%	to	11.42%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Mid Cap Growth Portfolio
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$28.13	to	$28.13	$11	0.00%	0.35%	to	0.35%	7.49%	to	7.49%
2013	1	$26.17	to	$26.17	$25	0.00%	0.35%	to	0.35%	29.48%	to	29.48%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Science and Technology Portfolio
2015	—	$112.23	to	$112.23	$8	0.00%	0.35%	to	0.35%	-3.22%	to	-3.22%
2014	—	$115.96	to	$115.96	$8	0.00%	0.35%	to	0.35%	2.55%	to	2.55%
2013	—	$113.07	to	$113.07	$8	0.00%	0.35%	to	0.35%	55.84%	to	55.84%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Jennison Portfolio
2015	14	$17.41	to	$18.79	$248	0.00%	1.25%	to	2.75%	8.02%	to	9.49%
2014	21	$16.12	to	$17.17	$346	0.00%	1.25%	to	2.75%	6.61%	to	8.06%
2013	28	$15.12	to	$15.89	$438	0.00%	1.25%	to	2.75%	33.39%	to	35.20%
2012	29	$11.33	to	$11.75	$334	0.00%	1.25%	to	2.75%	12.57%	to	14.11%
2011	30	$10.07	to	$10.30	$307	0.00%	1.25%	to	2.75%	-2.79%	to	-1.33%
JPMorgan Insurance Trust Core Bond Portfolio
2015	44	$12.46	to	$13.43	$584	2.70%	0.35%	to	2.20%	-1.31%	to	-0.53%
2014	12	$12.95	to	$13.50	$162	0.00%	0.35%	to	2.20%	1.45%	to	1.79%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
JPMorgan Insurance Trust U.S. Equity Portfolio
2015	1	$25.87	to	$25.87	$22	1.12%	1.49%	to	1.49%	-0.63%	to	-0.63%
2014	1	$26.03	to	$26.03	$22	0.91%	1.49%	to	1.49%	12.22%	to	12.22%
2013	1	$23.20	to	$23.20	$20	1.25%	1.49%	to	1.49%	34.20%	to	34.20%
2012	1	$17.29	to	$17.29	$15	0.00%	1.49%	to	1.49%	15.90%	to	15.90%
2011	1	$14.92	to	$14.92	$13	1.20%	1.49%	to	1.49%	-3.31%	to	-3.31%

83	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Lazard Retirement International Equity Portfolio
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$18.16	to	$18.16	$7	4.46%	0.35%	to	0.35%	-4.54%	to	-4.54%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
MFS VIT II International Value Portfolio
2015	1	$14.25	to	$14.25	$8	1.64%	0.35%	to	0.35%	5.95%	to	5.95%
2014	1	$13.45	to	$13.45	$15	0.46%	0.35%	to	0.35%	0.78%	to	0.78%
2013	3	$13.34	to	$13.34	$42	0.00%	0.35%	to	0.35%	27.19%	to	27.19%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
MFS VIT Total Return Bond Portfolio
2015	165	$15.36	to	$20.54	$2,819	2.21%	0.35%	to	2.20%	-2.72%	to	-0.93%
2014	323	$15.78	to	$17.75	$5,220	0.70%	0.35%	to	2.20%	1.16%	to	1.72%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
MFS VIT Utilities Portfolio
2015	—	$23.60	to	$23.60	$4	4.04%	0.35%	to	0.35%	-15.05%	to	-15.05%
2014	—	$27.78	to	$27.78	$4	2.04%	0.35%	to	0.35%	12.07%	to	12.07%
2013	—	$24.79	to	$24.79	$2	0.00%	0.35%	to	0.35%	19.79%	to	19.79%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Oppenheimer Global Fund/VA
2015	52	$16.13	to	$20.20	$907	1.31%	1.49%	to	2.75%	1.12%	to	2.41%
2014	57	$15.95	to	$19.73	$978	1.11%	1.49%	to	2.75%	-0.48%	to	0.78%
2013	61	$16.03	to	$19.58	$1,039	1.38%	1.49%	to	2.75%	23.85%	to	25.42%
2012	70	$12.94	to	$15.61	$968	2.00%	1.49%	to	2.75%	17.96%	to	19.46%
2011	79	$10.97	to	$13.07	$922	1.29%	1.49%	to	2.75%	-10.77%	to	-9.64%
Oppenheimer Global Multi-Alternatives Fund/VA
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014[11]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Oppenheimer Global Strategic Income Fund/VA
2015	13	$19.33	to	$25.73	$273	6.92%	1.25%	to	2.75%	-4.91%	to	-3.71%
2014	7	$20.33	to	$26.72	$163	4.34%	1.25%	to	2.75%	0.05%	to	1.32%
2013	7	$20.32	to	$26.37	$159	4.77%	1.25%	to	2.75%	-2.84%	to	-1.61%
2012[8]	8	$20.91	to	$26.80	$193	0.00%	1.25%	to	2.75%	1.29%	to	1.52%
Oppenheimer International Growth Fund/VA
2015	1	$22.33	to	$22.33	$14	0.87%	0.35%	to	0.35%	2.75%	to	2.75%
2014	1	$21.74	to	$21.74	$20	1.11%	0.35%	to	0.35%	-7.48%	to	-7.48%
2013	—	$23.49	to	$23.49	$2	0.00%	0.35%	to	0.35%	25.27%	to	25.27%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

84	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Oppenheimer Main Street Fund/VA
2015	67	$13.57	to	$16.00	$967	0.93%	1.49%	to	2.75%	0.53%	to	1.80%
2014	83	$13.50	to	$15.74	$1,190	0.83%	1.49%	to	2.75%	7.70%	to	9.07%
2013	101	$12.53	to	$14.45	$1,345	1.09%	1.49%	to	2.75%	28.20%	to	29.82%
2012	120	$9.78	to	$11.15	$1,238	0.96%	1.49%	to	2.75%	13.68%	to	15.13%
2011	130	$8.60	to	$9.70	$1,180	0.90%	1.49%	to	2.75%	-2.72%	to	-1.49%
PIMCO VIT All Asset Portfolio
2015	2,266	$11.53	to	$17.71	$31,975	3.33%	0.35%	to	3.55%	-11.94%	to	-9.30%
2014	2,389	$13.10	to	$19.53	$37,582	5.33%	0.35%	to	3.55%	-3.03%	to	0.12%
2013	2,323	$13.47	to	$19.50	$36,895	4.75%	0.35%	to	3.55%	-3.22%	to	-0.08%
2012	2,203	$14.07	to	$19.52	$35,368	5.68%	0.35%	to	3.30%	11.36%	to	14.54%
2011	1,541	$12.63	to	$15.20	$21,873	7.50%	1.25%	to	3.30%	-1.35%	to	0.69%
PIMCO VIT CommodityRealReturn Strategy Portfolio
2015	539	$4.67	to	$7.26	$2,816	4.58%	0.00%	to	3.55%	-28.12%	to	-25.96%
2014	528	$6.49	to	$9.81	$3,804	0.36%	0.00%	to	3.55%	-21.15%	to	-18.71%
2013	587	$8.37	to	$12.06	$5,329	1.75%	0.00%	to	3.55%	-17.43%	to	-15.00%
2012	644	$10.16	to	$14.19	$7,000	2.71%	0.00%	to	3.30%	2.21%	to	5.02%
2011	699	$9.94	to	$11.21	$7,353	14.36%	1.25%	to	3.30%	-10.55%	to	-8.70%
PIMCO VIT Emerging Markets Bond Portfolio
2015	791	$12.98	to	$20.44	$12,126	5.30%	0.00%	to	3.55%	-5.66%	to	-3.46%
2014	812	$13.73	to	$21.60	$12,974	5.25%	0.00%	to	3.55%	-2.02%	to	0.26%
2013	916	$14.22	to	$30.96	$14,639	5.00%	0.00%	to	3.55%	-10.08%	to	-7.29%
2012	1,324	$15.71	to	$18.17	$23,131	4.92%	0.00%	to	3.30%	14.23%	to	16.43%
2011	1,244	$13.75	to	$15.61	$18,742	5.33%	1.25%	to	3.30%	2.89%	to	5.01%
PIMCO VIT Global Advantage Strategy Bond Portfolio
2015	960	$8.40	to	$8.93	$8,499	2.00%	1.15%	to	3.55%	-7.56%	to	-6.34%
2014	766	$9.09	to	$9.54	$7,251	1.94%	1.15%	to	3.55%	-4.12%	to	-2.85%
2013	573	$9.48	to	$9.82	$5,591	1.51%	1.15%	to	3.55%	-5.73%	to	-4.49%
2012	311	$10.05	to	$10.28	$3,178	1.19%	1.40%	to	3.30%	3.35%	to	4.71%
2011[3]	126	$9.73	to	$9.81	$1,236	0.65%	1.40%	to	3.30%	-3.26%	to	-2.44%
PIMCO VIT Global Bond Portfolio
2015	414	$10.35	to	$14.49	$4,886	1.84%	0.00%	to	3.55%	-7.38%	to	-4.03%
2014	439	$11.13	to	$15.10	$5,514	2.46%	0.00%	to	3.55%	-1.30%	to	2.26%
2013	511	$11.28	to	$14.83	$6,407	1.06%	0.00%	to	3.55%	-11.54%	to	-8.48%
2012	538	$12.67	to	$14.66	$7,497	1.59%	0.00%	to	3.30%	3.46%	to	5.61%
2011	563	$12.23	to	$13.88	$7,473	2.55%	1.25%	to	3.30%	4.09%	to	6.24%
PIMCO VIT Global Dividend Portfolio
2015	1,238	$9.77	to	$11.10	$13,186	5.01%	0.35%	to	3.55%	-11.97%	to	-10.06%
2014	1,465	$11.04	to	$12.34	$17,486	0.00%	0.35%	to	3.55%	-2.47%	to	-0.35%
2013	1,612	$11.36	to	$12.39	$19,468	2.14%	0.35%	to	3.55%	15.33%	to	17.93%
2012	1,820	$10.08	to	$10.50	$18,800	0.86%	0.35%	to	3.15%	6.46%	to	8.44%
2011	2,037	$9.47	to	$9.69	$19,549	0.19%	1.25%	to	3.15%	-7.67%	to	-5.86%
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
2015	1,902	$9.51	to	$11.52	$19,802	1.66%	0.00%	to	3.55%	-3.19%	to	-0.14%
2014	2,205	$9.79	to	$11.53	$23,317	2.41%	0.00%	to	3.55%	1.05%	to	4.70%
2013	2,951	$9.65	to	$12.87	$30,254	3.28%	0.00%	to	3.55%	-11.08%	to	-7.87%
2012	3,140	$10.76	to	$14.02	$35,560	3.66%	0.00%	to	3.30%	5.32%	to	8.87%
2011	2,667	$10.22	to	$10.65	$28,218	1.90%	1.40%	to	3.30%	-4.92%	to	-3.10%

85	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio
2015	1,350	$9.29	to	$9.57	$12,840	1.46%	1.15%	to	2.20%	-3.21%	to	-2.43%
2014	1,117	$9.59	to	$9.87	$10,891	3.82%	1.15%	to	2.20%	2.60%	to	3.43%
2013	754	$9.35	to	$9.48	$7,131	1.95%	1.15%	to	2.20%	-8.16%	to	-7.42%
2012[5]	309	$10.19	to	$10.24	$3,155	3.84%	1.40%	to	2.20%	2.14%	to	2.59%
PIMCO VIT High Yield Portfolio
2015	3,823	$14.24	to	$24.43	$73,569	5.27%	0.00%	to	3.55%	-4.93%	to	-1.99%
2014	3,614	$14.98	to	$24.93	$71,674	5.29%	0.00%	to	3.55%	-0.10%	to	2.99%
2013	3,135	$15.00	to	$24.21	$60,858	5.44%	0.00%	to	3.55%	2.21%	to	5.37%
2012	2,259	$15.45	to	$19.37	$41,822	5.78%	0.00%	to	3.30%	10.77%	to	12.90%
2011	1,171	$13.94	to	$17.18	$19,123	6.98%	1.25%	to	3.30%	0.02%	to	2.08%
PIMCO VIT Low Duration Portfolio
2015	4	$18.06	to	$18.06	$66	3.69%	0.35%	to	0.35%	-0.04%	to	-0.04%
2014	3	$18.07	to	$18.07	$59	1.21%	0.35%	to	0.35%	0.50%	to	0.50%
2013	1	$17.98	to	$17.98	$9	0.95%	0.35%	to	0.35%	-0.48%	to	-0.48%
2012[9]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
PIMCO VIT Real Return Portfolio
2015	2,613	$11.39	to	$24.72	$36,491	4.14%	0.00%	to	3.55%	-5.96%	to	-3.05%
2014	2,571	$12.32	to	$25.50	$37,397	1.40%	0.00%	to	3.55%	-0.35%	to	2.74%
2013	2,588	$12.33	to	$24.82	$37,003	1.74%	0.00%	to	3.55%	-12.38%	to	-9.54%
2012	2,442	$14.02	to	$27.44	$38,929	1.04%	0.00%	to	3.30%	5.37%	to	8.38%
2011	1,893	$13.30	to	$15.68	$28,050	2.06%	1.25%	to	3.30%	8.06%	to	10.30%
PIMCO VIT Total Return Portfolio
2015	4,949	$13.86	to	$25.39	$93,671	4.97%	0.00%	to	3.55%	-2.91%	to	0.45%
2014	4,956	$14.26	to	$25.36	$95,006	2.20%	0.00%	to	3.55%	0.80%	to	4.28%
2013	5,089	$14.13	to	$24.40	$94,691	2.20%	0.00%	to	3.55%	-5.38%	to	-1.96%
2012	5,425	$14.90	to	$24.98	$102,382	2.57%	0.00%	to	3.30%	6.03%	to	9.22%
2011	4,270	$14.05	to	$18.98	$73,872	2.64%	1.25%	to	3.30%	0.26%	to	2.33%
PIMCO VIT Unconstrained Bond Portfolio
2015	2,055	$9.26	to	$10.68	$20,400	3.42%	0.00%	to	3.55%	-4.64%	to	-1.69%
2014	2,043	$9.71	to	$10.86	$20,912	1.09%	0.00%	to	3.55%	-0.05%	to	3.05%
2013	1,641	$9.81	to	$10.54	$16,556	0.55%	0.00%	to	3.55%	-3.75%	to	-1.12%
2012	965	$10.17	to	$10.60	$9,996	0.95%	0.00%	to	3.30%	4.65%	to	7.37%
2011[3]	275	$9.72	to	$9.80	$2,691	1.02%	1.40%	to	3.30%	-2.18%	to	-1.36%
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
2015	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2014	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
RCM Dynamic Multi-Asset Plus VIT Portfolio
2015[1][4]	69	$9.18	to	$9.20	$638	0.00%	1.15%	to	2.20%	-1.97%	to	-1.94%
SP International Growth Portfolio
2015	5	$6.92	to	$8.18	$36	0.00%	1.25%	to	2.75%	0.44%	to	1.56%
2014	5	$6.89	to	$8.05	$36	0.00%	1.25%	to	2.75%	-8.53%	to	-7.51%
2013	18	$7.53	to	$8.81	$151	0.00%	1.25%	to	2.75%	15.47%	to	16.86%
2012	25	$6.52	to	$7.54	$177	0.00%	1.25%	to	2.75%	18.72%	to	20.16%
2011	32	$5.40	to	$6.27	$193	0.46%	1.25%	to	2.75%	-17.61%	to	-16.37%

86	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
T. Rowe Price Blue Chip Growth Portfolio
2015	1	$27.97	to	$27.97	$30	0.00%	0.35%	to	0.35%	10.41%	to	10.41%
2014	2	$25.33	to	$25.33	$38	0.00%	0.35%	to	0.35%	8.46%	to	8.46%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
T. Rowe Price Equity Income Portfolio
2015	2	$20.66	to	$20.66	$34	1.59%	0.35%	to	0.35%	-7.43%	to	-7.43%
2014	2	$22.32	to	$22.32	$36	1.55%	0.35%	to	0.35%	6.73%	to	6.73%
2013	—	$20.92	to	$20.92	$8	2.28%	0.35%	to	0.35%	28.95%	to	28.95%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
T. Rowe Price Health Sciences Portfolio
2015	—	$62.39	to	$62.39	$8	0.00%	0.35%	to	0.35%	12.08%	to	12.08%
2014	—	$55.67	to	$55.67	$7	0.00%	0.35%	to	0.35%	30.76%	to	30.76%
2013	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
2012[7]	—	$0.00	to	$0.00	$—	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Templeton Foreign VIP Fund
2015	266	$19.93	to	$28.76	$7,153	3.35%	1.25%	to	2.75%	-9.03%	to	-7.61%
2014	306	$21.91	to	$31.13	$8,900	2.05%	1.25%	to	2.75%	-13.54%	to	-12.12%
2013	342	$25.34	to	$35.43	$11,332	2.49%	1.25%	to	2.75%	19.63%	to	21.56%
2012	396	$21.18	to	$29.15	$10,833	3.20%	1.25%	to	2.75%	15.01%	to	16.94%
2011	444	$18.41	to	$24.92	$10,428	1.90%	1.25%	to	2.75%	-13.05%	to	-11.69%
Templeton Global Bond VIP Fund
2015	1,822	$26.93	to	$61.41	$80,718	7.88%	0.00%	to	3.55%	-7.50%	to	-4.64%
2014	1,676	$28.00	to	$70.51	$78,784	5.06%	0.00%	to	3.55%	-1.72%	to	1.83%
2013	1,524	$28.49	to	$63.46	$71,269	4.80%	0.00%	to	3.55%	-1.92%	to	1.27%
2012	1,165	$31.51	to	$62.66	$54,092	6.30%	0.00%	to	3.30%	11.31%	to	14.66%
2011	832	$28.31	to	$45.54	$33,634	5.47%	1.25%	to	3.30%	-4.08%	to	-1.99%
Templeton Growth VIP Fund
2015	622	$18.82	to	$35.63	$16,196	2.65%	0.35%	to	3.55%	-9.75%	to	-6.81%
2014	704	$20.85	to	$38.24	$19,967	1.43%	0.35%	to	3.55%	-6.20%	to	-3.15%
2013	746	$22.23	to	$33.67	$22,046	2.73%	0.35%	to	3.55%	26.26%	to	29.22%
2012	695	$17.73	to	$26.06	$15,947	2.12%	0.35%	to	3.30%	17.41%	to	19.70%
2011	698	$15.10	to	$21.77	$13,396	1.39%	1.25%	to	3.30%	-9.99%	to	-8.09%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as M&E and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest. Net investment income ratios may be calculated by applying applicable expense ratios.

**	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated, based on the products available to the policyholders. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units such as the contract maintenance charges and rider charges for the optional benefits Investment Protector and Income Protector, and expenses of the underlying funds are excluded. Rider charges are calculated daily beginning on the day after the rider effective date, and deducted for each quarter on the earlier of the following: at the end of the Business Day immediately before the Quarterly Anniversary, or when the final rider charge is deducted. The rider charges for the optional benefits Investment Protector, Income Protector and Income Focus range between 1.10% and 1.50% and are excluded from the expense ratio. Refer to footnote 2 for further details related to these rider charges. Mortality and expense risk and administrative charges for all funds in annuitized contracts range between 1.25% and 1.90% and are excluded from the expense ratio.

87	(Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Notes to the Financial Statements

December 31, 2015

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the variable account for products held at the time by policyholders. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and is not annualized.

****	Units Outstanding excludes units for annuitized contracts. Total Net Assets includes the net assets of the annuitized contracts. Total net assets of annuitized contracts at December 31, 2015, 2014, 2013, 2012, and 2011, are $732, $831, $888, $639, and $731, respectively.

1	Period from January 21, 2011 (fund commencement) to December 31, 2011
2	Period from March 11, 2011 (fund commencement) to December 31, 2011
3	Period from July 22, 2011 (fund commencement) to December 31, 2011
4	Period from January 23, 2012 (fund commencement) to December 31, 2012
5	Period from April 30, 2012 (fund commencement) to December 31, 2012
6	Period from July 9, 2012 (fund commencement) to December 31, 2012
7	Period from September 17, 2012 (fund commencement) to December 31, 2012
8	Period from October 26, 2012 (fund commencement) to December 31, 2012
9	Period from November 19, 2012 (fund commencement) to December 31, 2012
10	Period from January 27, 2014 (fund commencement) to December 31, 2014
11	Period from April 28, 2014 (fund commencement) to December 31, 2014
12	Period from July 7, 2014 (fund commencement) to December 31, 2014
13	Period from April 27, 2015 (fund commencement) to December 31, 2015
14	Period from November 23, 2015 (fund commencement) to December 31, 2015

7.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through March 24, 2016, which is the date the financial statements were available to be issued. No material subsequent events have occurred since December 31, 2015, that require adjustment to the financial statements.

88